UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07136

Name of Fund: BlackRock MuniYield Pennsylvania Insured Fund (MPA)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock
MuniYield Pennsylvania Insured Fund, 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2009

Date of reporting period: 07/31/2009

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

Annual Report

JULY 31, 2009

BlackRock MuniHoldings California Insured Fund, Inc. (MUC)

BlackRock MuniHoldings New Jersey Insured Fund, Inc. (MUJ)

BlackRock MuniYield Insured Investment Fund (MFT)

BlackRock MuniYield Michigan Insured Fund, Inc. (MIY)

BlackRock MuniYield New Jersey Insured Fund, Inc. (MJI)

BlackRock MuniYield Pennsylvania Insured Fund (MPA)

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2 ANNUAL REPORT JULY 31, 2009

Dear Shareholder

The past 12 months reveal two distinct market backdrops — one of extreme investor pessimism and decided weakness, and another of cautious optimism and nascent signs of recovery. The first half of the period was characterized by the former, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted universal macroeconomic deterioration, financial sector casualties, volatile swings in global equity markets, and unprecedented government intervention that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-

scale fiscal stimuli. Sentiment improved noticeably in March 2009, however, on the back of new program announcements by the US Treasury Department and Federal Reserve, as well as generally stronger-than-expected economic data in a few key areas, including retail sales, business and consumer confidence,

manufacturing and housing.

In this environment, US equities contended with extraordinary volatility, posting steep declines through mid-March 2009 before going on a three-month rally that largely negated year-to-date losses. Late in the period, investor enthusiasm waned and a correction ensued for several weeks, mostly as a result of profit taking and portfolio rebalancing, as opposed to a change in the economic outlook. Equities rallied once again as the period drew to a close, result-

ing in positive year-to-date returns for all major indexes. The experience in international markets was similar to that in the United States, though performance was generally more extreme both on the decline and on the upturn. Notably, emerging markets, which lagged most developed regions through the downturn,

reassumed leadership in 2009 as these areas of the globe have generally seen a stronger acceleration in economic recovery.

In fixed income markets, while the flight to quality remained a prevalent theme, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention, leading to a sharp recovery in non-Treasury assets. This has been particularly evident in the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. At the same time, the municipal bond market enjoyed a strong return after the exceptional market volatility of 2008, buoyed by a combination of attractive valuations, robust retail investor demand and a slowdown in forced selling. Direct aid to state and local governments via the American Recovery and Reinvestment Act of 2009 has also lent support to municipal bonds.

Total Returns as of July 31, 2009	6-month	12-month
US equities (S&P 500 Index)	21.18%	(19.96)%
Small cap US equities (Russell 2000 Index)	26.61	(20.72)
International equities (MSCI Europe, Australasia, Far East Index)	30.63	(22.60)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	(3.91)	7.58
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	4.47	7.85
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	4.38	5.11
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	30.11	5.30
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.
The market environment has clearly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market tur-
bulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional insight and timely “food for thought,” we invite you to visit our award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of

BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of

BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT 3

Fund Summary as of July 31, 2009 BlackRock MuniHoldings California Insured Fund, Inc.

Investment Objective

BlackRock MuniHoldings California Insured Fund, Inc. (MUC) (the “Fund”) seeks to provide shareholders with current income exempt from federal and
California income taxes. The Fund seeks to achieve this objective by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes. No assurance can be given that the
Fund’s investment objective will be achieved. The Fund changed its fiscal year end to July 31.

Performance

For the one month ended July 31, 2009, the Fund returned 10.59% based on market price and 1.75% based on net asset value (“NAV”). For the same period, the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of 7.02% based on market price and 2.00%
on a NAV basis. All returns reflect reinvestment of dividends. The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group comprises funds representing various states and not California alone. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Duration positioning was slightly longer than neutral for the period. The Fund benefited from a relatively lower exposure to poorer-rated monoline insurers. The underlying quality of the securities covered by the insurance wrap is sound, which helped protect valuations. Our strategy is to pursue a balanced approach to returns, continue to bolster current yield and commit cash reserves when research uncovers appropriate opportunities. Credit fundamentals warrant monitoring in the current weak economic environ-
ment, especially in California, considering budgetary challenges. Management is alert to improve quality as opportunities arise. Low short-term rates resulted in increased income to the Fund from leverage, which allowed for a dividend increase beginning with the July 1, 2009 distribution.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)					MUC
Initial Offering Date				February 27, 1998
Yield on Closing Market Price as of July 31, 2009 ($12.18)[1]					6.21%
Tax Equivalent Yield[2]					9.55%
Current Monthly Distribution per Common Share[3]					$0.063
Current Annualized Distribution per Common Share[3]					$0.756
Leverage as of July 31, 2009[4]					40%
[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
[2] Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3] The distribution is not constant and is subject to change.
[4] Represents Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Preferred Shares and TOBs) minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.
The table below summarizes the changes in the Fund’s market price and NAV per share:
	7/31/09	6/30/09	Change	High	Low
Market Price	$12.18	$11.07	10.03%	$12.19	$10.95
Net Asset Value	$13.21	$13.05	1.23%	$13.33	$13.00
The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/09	6/30/09
County/City/Special District/
School District	46%	47%
Utilities	24	24
Transportation	13	12
Education	9	9
Health	4	4
State	4	4

Credit Quality Allocations[5]
	7/31/09	6/30/09
AAA/Aaa	37%	43%
AA/Aa	29	23
A/A	33	33
BBB/Baa	1	1
[5] Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors
Service (“Moody’s”) ratings.

4 ANNUAL REPORT JULY 31, 2009

Fund Summary as of July 31, 2009 BlackRock MuniHoldings New Jersey Insured Fund, Inc.

Investment Objective

BlackRock MuniHoldings New Jersey Insured Fund, Inc. (MUJ) (the “Fund”) seeks to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes by investing in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opin-
ion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes. No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Fund returned 9.45% based on market price and 6.13% based on NAV. For the same period, the closed-end
Lipper Single-State Insured Municipal Debt Funds category posted an average return of 5.13% based on market price and 0.69% on a NAV basis. All returns reflect reinvestment of dividends. The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group comprises funds representing various states and not New Jersey alone. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Fund benefited from the declining interest rate environment during the period.
Sector allocation was also accretive to performance, as the Fund’s allocation to pre-refunded and escrowed issues outperformed. Low short-term rates resulted in increased income to the Fund from leverage, which allowed for a dividend increase beginning with the July 1, 2009 distribution.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE					MUJ
Initial Offering Date				March 11, 1998
Yield on Closing Market Price as of July 31, 2009 ($13.38)[1]					5.87%
Tax Equivalent Yield[2]					9.03%
Current Monthly Distribution per Common Share[3]					$0.0655
Current Annualized Distribution per Common Share[3]					$0.7860
Leverage as of July 31, 2009[4]					38%
[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
[2] Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3] The distribution is not constant and is subject to change.
[4] Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributa-
ble to Preferred Shares and TOBs) minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The
Benefits and Risks of Leveraging on page 10.
The table below summarizes the changes in the Fund’s market price and NAV per share:
	7/31/09	7/31/08	Change	High	Low
Market Price	$13.38	$12.93	3.48%	$13.42	$ 8.38
Net Asset Value	$14.40	$14.35	0.35%	$14.69	$11.95
The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/09	7/31/08
State	35%	34%
County/City/Special District/
School District	17	18
Transportation	15	16
Education	10	13
Health	9	8
Housing	7	4
Utilities	5	6
Tobacco	1	1
Corporate	1	—

Credit Quality Allocations[5]
	7/31/09	7/31/08
AAA/Aaa	41%	43%
AA/Aa	20	36
A/A	27	14
BBB/Baa	9	6
Not Rated[6]	3	1
[5] Using the higher of S&P’s and Moody’s ratings.
[6] The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2009 and
2008, the market value of these securities was $15,862,145, repre-
senting 3% and $1,972,106, representing 1%, respectively, of the
Fund’s long-term investments.

ANNUAL REPORT JULY 31, 2009 5

Fund Summary as of July 31, 2009 BlackRock MuniYield Insured Investment Fund, Inc.

Investment Objective

BlackRock MuniYield Insured Investment Fund (MFT) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from regular federal income taxes as is consistent with its investment policies and prudent investment management. The Fund also seeks to provide shareholders with shares the value of which is exempt from Florida intangible personal property tax. Effective September 16, 2008, BlackRock MuniYield Florida Insured
Fund was renamed BlackRock MuniYield Insured Investment Fund. No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Fund returned 7.08% based on market price and 1.94% based on NAV. For the same period, the closed-end
Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 7.93% based on market price and 1.51% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Sector allocation played an important role in determining how the Fund performed during the period. The
Fund was significantly overweight in pre-refunded securities in the one- to five-year maturity range. This enhanced performance as the yield curve steep-
ened. The Fund’s overweight position in water and sewer bonds, which outperformed, also contributed positively to the Fund’s performance. Low short-term rates resulted in increased income to the Fund from leverage, which allowed for a dividend increase beginning with the July 1, 2009 distribution.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE					MFT
Initial Offering Date				October 30, 1992
Yield on Closing Market Price as of July 31, 2009 ($11.80)[1]					6.71%
Tax Equivalent Yield[2]					10.32%
Current Monthly Distribution per Common Share[3]					$0.066
Current Annualized Distribution per Common Share[3]					$0.792
Leverage as of July 31, 2009[4]					40%
[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
[2] Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3] The distribution is not constant and is subject to change.
[4] Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributa-
ble to Preferred Shares and TOBs) minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The
Benefits and Risks of Leveraging on page 10.
The table below summarizes the changes in the Fund’s market price and NAV per share:
	7/31/09	7/31/08	Change	High	Low
Market Price	$11.80	$11.75	0.43%	$11.97	$ 6.70
Net Asset Value	$12.83	$13.42	(4.40)%	$13.68	$10.36
The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/09	7/31/08
Utilities	28%	11%
County/City/Special District/
School District	22	33
Transportation	17	23
Health	15	14
State	10	5
Education	5	8
Housing	3	6

Credit Quality Allocations[5]
	7/31/09	7/31/08
AAA/Aaa	55%	41%
AA/Aa	13	41
A/A	27	12
BBB/Baa	—	1
Not Rated[6]	5	5
[5] Using the higher of S&P’s or Moody’s ratings.
[6] The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2009 and
2008, the market value of these securities was $7,910,411, repre-
senting 5% and $8,223,585, representing 4%, respectively, of the
Fund’s long-term investments.

6 ANNUAL REPORT JULY 31, 2009

Fund Summary as of July 31, 2009 BlackRock MuniYield Michigan Insured Fund, Inc.

Investment Objective

BlackRock MuniYield Michigan Insured Fund, Inc. (MIY) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from fed-
eral income tax and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuers, is exempt from federal income tax and
Michigan income taxes. No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Fund returned 5.95% based on market price and 4.66% based on NAV. For the same period, the closed-end
Lipper Single-State Insured Municipal Debt Funds category posted an average return of 5.13% based on market price and 0.69% on a NAV basis. All returns reflect reinvestment of dividends. The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group comprises funds representing various states and not Michigan alone. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Fund benefited from a declining interest rate environment during the period. Sector allocation was accretive to performance, as the Fund’s allocation to pre-refunded and escrowed issues outperformed. Low short-term rates resulted in increased income to the Fund from leverage, which allowed for a dividend increase beginning with the July 1, 2009 distribution.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE					MIY
Initial Offering Date				October 30, 1992
Yield on Closing Market Price as of July 31, 2009 ($12.25)[1]					6.51%
Tax Equivalent Yield[2]					10.02%
Current Monthly Distribution per Common Share[3]					$0.0665
Current Annualized Distribution per Common Share[3]					$0.7980
Leverage as of July 31, 2009[4]					39%
[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
[2] Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3] The distribution is not constant and is subject to change.
[4] Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributa-
ble to Preferred Shares and TOBs) minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The
Benefits and Risks of Leveraging on page 10.
The table below summarizes the changes in the Fund’s market price and NAV per share:
	7/31/09	7/31/08	Change	High	Low
Market Price	$12.25	$12.30	(0.41)%	$12.43	$ 7.00
Net Asset Value	$13.93	$14.16	(1.62)%	$14.50	$11.89
The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/09	7/31/08
County/City/Special District/
School District	22%	24%
Health	14	13
Utilities	14	12
Corporate	14	13
State	12	9
Transportation	11	12
Education	10	15
Housing	3	2

Credit Quality Allocations[5]
	7/31/09	7/31/08
AAA/Aaa	32%	35%
AA/Aa	22	47
A/A	42	15
BBB/Baa	2	3
Not Rated	2[6]	—
[5] Using the higher of S&P’s or Moody’s ratings.
[6] The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2009, the market value of these securities was $3,021,972, representing 1% of the Fund’s long-term investments.

ANNUAL REPORT JULY 31, 2009 7

Fund Summary as of July 31, 2009

BlackRock MuniYield New Jersey Insured Fund, Inc.

Investment Objective

BlackRock MuniYield New Jersey Insured Fund, Inc. (MJI) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from fed-
eral income tax and New Jersey personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuers, is exempt from federal income tax and
New Jersey personal income taxes. No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Fund returned 6.22% based on market price and 4.94% based on NAV. For the same period, the closed-end
Lipper Single-State Insured Municipal Debt Funds category posted an average return of 5.13% based on market price and 0.69% on a NAV basis. All returns reflect reinvestment of dividends. The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group comprises funds representing various states and not New Jersey alone. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Fund benefited from a declining interest rate environment during the period. Sector allocation was accretive to performance, as the Fund’s allocation to pre-refunded and escrowed issues outperformed. Low short-term rates resulted in increased income to the Fund from leverage, which allowed for a dividend increase beginning with the July 1, 2009 distribution.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
	Symbol on NYSE							MJI
	Initial Offering Date						October 30, 1992
	Yield on Closing Market Price as of July 31, 2009 ($12.82)[1]							5.99%
	Tax Equivalent Yield[2]							9.22%
	Current Monthly Distribution per Common Share[3]							$0.064
	Current Annualized Distribution per Common Share[3]							$0.768
	Leverage as of July 31, 2009[4]							36%
	[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
	Past performance does not guarantee future results.
	[2] Tax equivalent yield assumes the maximum federal tax rate of 35%.
	[3] The distribution is not constant and is subject to change.
	[4] Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributa-
	ble to Preferred Shares and TOBs) minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The
	Benefits and Risks of Leveraging on page 10.
	The table below summarizes the changes in the Fund’s market price and NAV per share:
				7/31/09	7/31/08	Change	High	Low
	Market Price			$12.82	$12.81	0.08%	$13.02	$ 7.19
	Net Asset Value			$14.07	$14.23	(1.12)%	$14.58	$11.39
The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

	Sector Allocations			Credit Quality Allocations[5]
		7/31/09	7/31/08				7/31/09	7/31/08
	State	26%	26%	AAA/Aaa			32%	33%
	County/City/Special District/			AA/Aa			22	46
	School District	18	16	A/A			34	11
	Education	15	17	BBB/Baa			8	4
	Utilities	12	12	Not Rated[6]			4	6
	Transportation	10	11	[5] Using the higher of S&P’s and Moody’s ratings.
	Health	10	11	[6] The investment advisor has deemed certain of these non-rated
	Housing	7	5	securities to be of investment grade quality. As of July 31, 2009
	Tobacco	1	1	and 2008, the market value of these securities was $7,777,159,
				representing 4% and $12,649,795, representing 6%, respectively, of
	Corporate	1	1	the Fund’s long-term investments.

8 ANNUAL REPORT

JULY 31, 2009

Fund Summary as of July 31, 2009 BlackRock MuniYield Pennsylvania Insured Fund

Investment Objective

BlackRock MuniYield Pennsylvania Insured Fund (MPA) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuers, is exempt from federal and Pennsylvania income taxes. No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Fund returned 9.78% based on market price and 5.88% based on NAV. For the same period, the closed-end
Lipper Single-State Insured Municipal Debt Funds category posted an average return of 5.13% based on market price and 0.69% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Fund benefited primarily from its exposure to the short end of the yield curve. This had a positive impact on performance, as exposure to pre-refunded and escrowed issues outperformed at the same time rates at the longer end of the yield curve increased. Low short-term rates, however, resulted in increased income to the Fund from leverage, which allowed a dividend increase beginning with the
July 1, 2009 distribution.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE					MPA
Initial Offering Date				October 30, 1992
Yield on Closing Market Price as of July 31, 2009 ($12.87)[1]					6.11%
Tax Equivalent Yield[2]					9.40%
Current Monthly Distribution per Common Share[3]					$0.0655
Current Annualized Distribution per Common Share[3]					$0.7860
Leverage as of July 31, 2009[4]					36%
[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
[2] Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3] The distribution is not constant and is subject to change.
[4] Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributa-
ble to Preferred Shares and TOBs) minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The
Benefits and Risks of Leveraging on page 10.
The table below summarizes the changes in the Fund’s market price and NAV per share:
	7/31/09	7/31/08	Change	High	Low
Market Price	$12.87	$12.43	3.54%	$12.92	$ 7.09
Net Asset Value	$14.28	$14.30	(0.14)%	$14.66	$11.00
The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/09	7/31/08
County/City/Special District/
School District	38%	29%
State	15	13
Transportation	11	9
Utilities	11	14
Health	9	8
Corporate	6	4
Education	6	20
Housing	4	3

Credit Quality Allocations[5]
	7/31/09	7/31/08
AAA/Aaa	39%	48%
AA/Aa	42	35
A/A	18	14
BBB/Baa	1	3
[5] Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT JULY 31, 2009 9

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Funds issue Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from lever-
age) are invested in higher-yielding portfolio investments, the Fund’s
Common Shareholders will benefit from the incremental yield.

To illustrate these concepts, assume a Fund’s Common Shares capital-
ization is $100 million and it issues Preferred Shares for an additional
$50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are
3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of
Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the
Preferred Shares issuance earn the income based on long-term interest rates. In this case, the dividends paid to Preferred Shareholders are signifi-
cantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incre-
mental net income.

Conversely, if prevailing short-term interest rates rise above long-term inter-
est rates of 6%, the yield curve has a negative slope. In this case, the Fund pays dividends on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates. If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup on the
Common Shares will be reduced or eliminated completely.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Fund’s Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also, from time to time, leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the

Notes to Financial Statements. TOB investments generally will provide the
Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect the Funds’ NAV per share.

The use of leverage may enhance opportunities for increased returns to the
Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will gen-
erally cause greater changes in the Funds’ NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Funds’ net income will be less than if leverage had not been used, and therefore the amount avail-
able for distribution to Common Shareholders will be reduced. The Funds may be required to sell portfolio securities at inopportune times or at dis-
tressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit the Funds’ ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by a Fund. The Funds will incur expenses in connection with the use of leverage, all of which are borne by the holders of the Common Shares and may reduce returns on the Common Shares.

Under the Investment Company Act of 1940, each Fund is permitted to issue Preferred Shares in an amount of up to 50% of its total managed assets at the time of issuance. Under normal circumstances, each Fund anticipates that the total economic leverage from Preferred Shares and
TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of July 31, 2009, the Funds had economic leverage from Preferred Shares and TOBs as a percentage of their total managed assets as follows:

Percent of
Leverage
BlackRock MuniHoldings California Insured Fund, Inc	40%
BlackRock MuniHoldings New Jersey Insured Fund, Inc	38%
BlackRock MuniYield Insured Investment Fund	40%
BlackRock MuniYield Michigan Insured Fund, Inc	39%
BlackRock MuniYield New Jersey Insured Fund, Inc	36%
BlackRock MuniYield Pennsylvania Insured Fund	36%

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including swaps, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. The Funds’
ability to successfully use a derivative instrument depends on the invest-

ment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. The
Funds’ investments in these instruments are discussed in detail in the
Notes to Financial Statements.

10 ANNUAL REPORT JULY 31, 2009

Schedule of Investments July 31, 2009 BlackRock MuniHoldings California Insured Fund, Inc. (MUC)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
California — 124.5%
Corporate — 0.5%
City of Chula Vista California, RB, San Diego Gas,
Series A, Remarketed, 5.88%, 2/15/34	$ 2,435	$ 2,468,360
County/City/Special District/School District — 55.1%
Alameda County Joint Powers Authority, RB,
Lease (FSA), 5.00%, 12/01/34	14,150	13,539,993
Banning Unified School District, California, GO, 2006
Election, Series A (MBIA), 5.00%, 8/01/27	2,825	2,788,699
Bonita Unified School District, California, GO, Election
of 2004, Series B (MBIA), 5.00%, 8/01/29	8,350	8,184,586
Cajon Valley Union School District, California, GO,
Series B (MBIA), 5.50%, 8/01/27	2,925	3,007,046
Central Unified School District, GO, Election of 2008,
Series A (AGC), 5.63%, 8/01/33	2,600	2,630,732
City of Garden Grove California, COP, Series A, Financing
Project (AMBAC), 5.50%, 3/01/26	4,040	4,150,736
City of Lodi California, COP, Series A (FSA),
5.00%, 10/01/32	2,000	1,912,640
City of Vista California, COP, Community Projects (MBIA),
5.00%, 5/01/37	6,750	5,867,033
Coachella Valley Unified School District, California, GO,
Election, Series A (MBIA), 5.00%, 8/01/27	2,400	2,369,160
Colton Joint Unified School District, GO, Series A (MBIA),
5.38%, 8/01/26	2,500	2,527,800
Corona Department of Water & Power, COP (MBIA),
5.00%, 9/01/29	5,910	5,699,249
Corona-Norca Unified School District, California, GO,
Election of 2006, Series A (FSA), 5.00%, 8/01/31	5,000	4,889,100
County of Kern California, COP, Capital Improvement
Projects, Series A (AGC), 6.00%, 8/01/35	3,500	3,636,010
County of San Diego California, COP, Refunding,
Edgemoor Project & Regional System (AMBAC),
5.00%, 2/01/29	1,500	1,435,170
County of San Joaquin California, COP, County
Administration Building (MBIA), 5.00%, 11/15/30	5,530	5,062,051
Covina-Valley Unified School District, California, GO,
Series A (FSA), 5.50%, 8/01/26	2,395	2,476,478
Culver City Redevelopment Finance Authority, California,
TAN, Refunding, Tax Allocation, Series A (FSA),
5.60%, 11/01/25	3,750	3,832,913
East Side Union High School District-Santa Clara
County, California, GO, CAB, Election of 2002, Series E
(Syncora), 5.12%, 8/01/28 (a)	11,000	3,127,520
Foothill-De Anza Community College District, California,
GO, Refunding (MBIA), 5.00%, 8/01/30	5,000	4,904,450
Fullerton Joint Union High School District, California,
GO, Election of 2002, Series B (MBIA), 5.00%, 8/01/29	5,200	5,108,428
Hartnell Community College District, California, GO,
Election of 2002, Series B (FSA), 5.00%, 6/01/31	2,155	2,107,245
Hemet Unified School District, California, GO, 2006
Election, Series B (AGC), 5.13%, 8/01/37	4,500	4,372,965

	Par
Municipal Bonds	(000)	Value
California (continued)
County/City/Special District/School District (continued)
La Quinta Financing Authority, TAN, Series A (AMBAC),
5.13%, 9/01/34	$ 4,665	$ 3,978,265
Lompoc Unified School District, California, GO, Election
of 2002, Series C (FSA), 5.00%, 6/01/32	1,485	1,405,612
Los Angeles Community Redevelopment Agency,
California, RB, Bunker Hill Project, Series A (FSA),
5.00%, 12/01/27	10,000	9,593,600
Los Angeles County Metropolitan Transportation Authority,
RB, Property A First Tier Senior, Series A (AMBAC),
5.00%, 7/01/35	9,000	8,845,560
Los Angeles Unified School District, California, GO:
Election of 2004, Series H (FSA), 5.00%, 7/01/32	5,000	4,860,250
Series D, 5.00%, 7/01/27	4,750	4,744,205
Los Gatos Union School District, California, GO, Election
of 2001, Series B (FSA), 5.00%, 8/01/30	2,735	2,693,072
Los Rios Community College District, California, GO,
Election of 2002, Series B (MBIA), 5.00%, 8/01/27	1,890	1,934,434
Merced Community College District, California, GO,
School Facilities Improvement District No. 1 (MBIA),
5.00%, 8/01/31	6,365	6,126,694
Moorpark Redevelopment Agency, California, TAN,
Moorpark Redevelopment Project (AMBAC),
5.13%, 10/01/31	4,150	3,458,901
Morongo Unified School District, GO, Election of 2005,
Series B (AGC), 5.25%, 8/01/38	7,000	6,767,460
Ohlone Community College District, GO, Ohlone, Series B
(FSA), 5.00%, 8/01/30	5,000	4,923,350
Poway Unified School District, Special Tax (AMBAC),
5.00%, 9/15/31	9,070	8,161,095
Redlands Unified School District, California, GO, Election
of 2008 (FSA), 5.25%, 7/01/33	5,000	5,003,300
Redwoods Community College District, GO, Election
of 2004 (MBIA), 5.00%, 8/01/31	4,630	4,381,832
Riverside Unified School District, California, GO, Election
of 2001, Series B (MBIA), 5.00%, 8/01/30	10,735	10,449,234
Saddleback Valley Unified School District, California, GO
(FSA), 5.00%, 8/01/29	4,115	4,057,678
Salinas Union High School District, California, GO, 2002
Election, Series B (MBIA), 5.00%, 6/01/26	3,490	3,481,903
San Francisco Bay Area Transit Financing Authority,
Refunding RB, Series A (MBIA), 5.00%, 7/01/34	2,500	2,437,300
San Francisco Community College District, California,
GO, Election of 2001, Series C (FSA), 5.00%, 6/15/31	4,195	4,101,955
San Jose Evergreen Community College District,
California, GO, CAB, Election of 2004, Series A
(MBIA) (a):
5.17%, 9/01/24	10,410	4,220,526
5.34%, 9/01/29	7,250	1,997,448
San Jose Financing Authority, RB, Civic Center Project,
Series B (AMBAC), 5.00%, 6/01/32	14,800	14,561,424

Portfolio Abbreviations
To simplify the listings of portfolio holdings in each Fund’s	ACA	American Capital Access Corp.	GNMA	Government National Mortgage Association
Schedule of Investments, the names and descriptions of	AGC	Assured Guaranty Corp.	GO	General Obligation Bonds
many of the securities have been abbreviated according	AMBAC	American Municipal Bond Assurance Corp.	HDA	Housing Development Authority
to the following list:	AMT	Alternative Minimum Tax (subject to)	HFA	Housing Finance Agency
	BHAC	Berkshire Hathaway Assurance Corp.	IDA	Industrial Development Authority
	CAB	Capital Appreciation Bonds	MBIA	Municipal Bond Investors Assurance
	CIFG	CDC IXIS Financial Guaranty		(National Public Finance Guaranty Corp.)
	COP	Certificates of Participation	RB	Revenue Bonds
	EDA	Economic Development Authority	S/F	Single-Family
	EDC	Economic Development Corp.	TAN	Tax Anticipation Notes
	FGIC	Financial Guaranty Insurance Co.	VRDN	Variable Rate Demand Notes
See Notes to Financial Statements.	FSA	Financial Security Assurance Inc.

ANNUAL REPORT JULY 31, 2009 11

Schedule of Investments (continued) BlackRock MuniHoldings California Insured Fund, Inc. (MUC)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
California (continued)
County/City/Special District/School District (concluded)
San Juan Unified School District, California, GO,
Election of 2002 (MBIA), 5.00%, 8/01/28	$ 4,250	$ 4,208,860
San Mateo County Transportation District, California,
Refunding RB, Series A (MBIA), 5.00%, 6/01/29	5,650	5,761,249
Sanger Unified School District, California, GO, Election
of 2006, Series A (FSA), 5.00%, 8/01/27	7,345	7,403,246
Santa Clara Redevelopment Agency, California,
TAN, Bayshore North Project, Series A (AMBAC),
5.50%, 6/01/23	14,000	13,253,940
Santa Monica-Malibu Unified School District,
California, GO, Election of 2006, Series A (MBIA),
5.00%, 8/01/32	5,000	4,840,700
Santa Rosa High School District, California, GO, Election
of 2002 (MBIA), 5.00%, 8/01/28	2,855	2,827,364
Sierra Joint Community College District, California, GO,
Improvement District 2, Western Nevada, Series A
(MBIA), 5.00%, 8/01/28	1,550	1,534,996
Tamalpais Union High School District, California, GO,
Election of 2006 (MBIA), 5.00%, 8/01/28	4,400	4,402,552
Tracy Area Public Facilities Financing Agency, California,
Special Tax, Refunding, Community Facilities District
No. 87, Series H (MBIA), 5.88%, 10/01/19	10,000	10,003,900
Vista Unified School District, California, GO, Series B
(MBIA), 5.00%, 8/01/28	2,550	2,488,902
Walnut Valley Unified School District, California, GO,
Election of 2007, Measure S, Series A (FSA),
5.00%, 2/01/33	2,000	1,935,560
Washington Unified School District-Yolo County,
California, GO, CAB, Election of 2004, Series A
(MBIA), 5.07%, 8/01/29 (a)	6,075	1,661,027
West Contra Costa Unified School District, California, GO,
Election of 2002:
Series B (FSA), 5.00%, 8/01/32	6,690	6,502,948
Series C (MBIA), 5.07%, 8/01/29 (a)	5,825	1,482,637
West Contra Costa Unified School District, California, GO,
Election of 2005:
Series A (FSA), 5.00%, 8/01/26	2,595	2,620,431
Series B (BHAC), 5.63%, 8/01/35	3,500	3,690,715
Westminster Redevelopment Agency, California, TAN,
Subordinate, Commercial Redevelopment Project
No. 1 (AGC), 6.25%, 11/01/39	4,300	4,465,980
Yorba Linda Redevelopment Agency, California, TAN,
Subordinate Lien, Redevelopment Project, Series B
(AMBAC), 5.00%, 9/01/32	3,145	2,604,406
		297,504,515
Education — 7.7%
California Educational Facilities Authority, RB, California
Institute of Technology, 5.00%, 11/01/39	2,200	2,222,704
California State Public Works Board, RB, University
California, Institute Project, Series C (AMBAC),
5.00%, 4/01/30	5,000	4,583,450
California State University, RB, Systemwide, Series A:
(AMBAC), 5.00%, 11/01/30	6,000	5,727,480
(FSA), 5.00%, 11/01/29	5,000	4,993,300
(FSA), 5.00%, 11/01/39	8,320	7,969,312
Snowline Joint Unified School District, COP, Refinancing
Program (AGC), 5.75%, 9/01/38	5,635	5,729,555
University of California, RB, General, Series A (AMBAC),
5.00%, 5/15/27	10,500	10,563,945
		41,789,746

	Par
Municipal Bonds	(000)	Value
California (continued)
Health — 6.8%
ABAG Finance Authority for Nonprofit Corps, RB, Sharp
Healthcare, 6.25%, 8/01/39	$ 5,000	$ 4,986,550
California Health Facilities Financing Authority,
California, RB, Catholic Healthcare West, Series A,
6.00%, 7/01/34	3,700	3,597,325
California Statewide Communities Development
Authority, RB:
Adventist, Series B, Remarketed (AGC), 5.00%,
3/01/37	7,500	6,881,025
Health Facilities, Memorial Health Services, Series A,
6.00%, 10/1/2023	4,915	5,019,690
Kaiser Permanente, Series A, 5.00%, 4/01/31	900	813,816
Kaiser, Series C, Remarketed, 5.25%, 8/01/31	5,000	4,672,400
LA Orthopedic Hospital Foundation (AMBAC),
5.50%, 6/01/19	1,090	1,074,391
Sutter Health, Series C, Remarketed (FSA),
5.05%, 8/15/38	10,000	9,475,500
		36,520,697
Housing — 0.1%
California Housing Finance Agency, RB, Class II
(MBIA), AMT:
S/F Mortgage, Series C-2, 5.63%, 8/01/20	335	333,834
Series A-1, 6.00%, 8/01/20	170	170,127
		503,961
State — 6.0%
California Community College Financing Authority,
California, RB, Grossmont, Palomar, Shasta, Series A
(MBIA), 5.63%, 4/01/26	2,180	2,185,428
California State Public Works Board, RB, Department
Education, Riverside Campus Project, Series B,
6.50%, 4/01/34	3,500	3,697,575
California State University, RB, Systemwide, Series C
(MBIA), 5.00%, 11/01/28	16,215	15,764,547
State of California, GO, Various Purpose,
6.50%, 4/01/33	10,000	10,811,200
		32,458,750
Transportation — 16.4%
City of Fresno California, RB, Series B (FSA), AMT,
5.50%, 7/01/20	4,455	4,418,736
City of Long Beach California, RB, Series B, Remarketed
(MBIA), AMT, 5.20%, 5/15/27	18,000	17,194,140
County of Orange California, RB, Series B,
5.75%, 7/01/34	6,345	6,448,233
County of Sacramento California, RB, Senior, Series B,
5.75%, 7/01/39	2,650	2,570,792
Port of Oakland, RB (MBIA), AMT:
Series K, 5.75%, 11/01/29	19,660	18,366,372
Series L, 5.38%, 11/01/27	25,350	23,081,175
San Francisco City & County Airports Commission,
Refunding RB, AMT:
Second Series A-3, 6.75%, 5/01/19	5,030	5,271,943
Second Series 34E (FSA), 5.75%, 5/01/24	5,000	5,088,900
Second Series, Issue 24A (FSA), 5.50%, 5/01/24	6,430	6,431,029
		88,871,320

See Notes to Financial Statements.

12 ANNUAL REPORT JULY 31, 2009

Schedule of Investments (continued) BlackRock MuniHoldings California Insured Fund, Inc. (MUC)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
California (concluded)
Utilities — 31.9%
Chino Basin Regional Financing Authority, California,
RB, Inland Empire Utility Agency, Series A (AMBAC),
5.00%, 11/01/33	$ 3,675	$ 3,544,611
City of Escondido California, COP, Series A (MBIA),
5.75%, 9/01/24	465	469,873
City of Napa California, RB (AMBAC), 5.00%, 5/01/35	9,100	8,842,561
City of Santa Clara California, RB, Sub-Series A (MBIA),
5.00%, 7/01/28	6,050	5,841,578
East Bay Municipal Utility District, RB, Sub-Series A
(MBIA), 5.00%, 6/01/35	11,910	11,874,866
East Bay Municipal Utility District, Refunding RB,
Sub-Series A (AMBAC):
5.00%, 6/01/33	6,545	6,544,542
5.00%, 6/01/37	14,515	14,363,318
Los Angeles Department of Water & Power, RB, System
(AMBAC):
Sub-Series A-1, 5.00%, 7/01/36	4,385	4,258,493
Sub-Series A-2, 5.00%, 7/01/35	2,000	1,943,320
Madera Public Financing Authority, California, RB (MBIA),
5.00%, 3/01/36	2,000	1,824,700
Metropolitan Water District of Southern California, RB:
Authority, Series B-1 (MBIA), 5.00%, 10/01/33	9,000	9,046,440
Series A (FSA), 5.00%, 7/01/35	3,550	3,564,271
Oxnard Financing Authority, RB (MBIA):
5.00%, 6/01/31	10,000	9,740,100
Redwood Trunk Sewer & Headworks, Series A,
5.25%, 6/01/34	10,000	9,546,900
Sacramento City Financing Authority, California,
Refunding RB (MBIA), 5.00%, 12/01/29	8,775	8,774,386
Sacramento Municipal Utility District, RB, Cosumnes
Project (MBIA), 5.13%, 7/01/29	36,760	35,708,664
Sacramento Regional County Sanitation District, RB
(MBIA), 5.00%, 12/01/36	4,500	4,312,170
San Diego County Water Authority, COP, Series A (MBIA),
5.00%, 5/01/32	10,000	9,812,700
San Francisco City & County Public Utilities
Commission, RB, Series A (MBIA), 5.00%, 11/01/32	13,500	13,031,145
Stockton Public Financing Authority, California, RB,
Water System Capital Improvement Projects, Series A
(MBIA), 5.00%, 10/01/31	3,200	2,904,864
Turlock Public Financing Authority, California, RB,
Series A (MBIA), 5.00%, 9/15/33	6,655	6,419,679
		172,369,181
Total Municipal Bonds in California		672,486,530
Puerto Rico — 1.9%
County/City/Special District/School District — 1.9%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.50%, 8/01/44	10,000	10,471,500
Total Municipal Bonds in Puerto Rico		10,471,500
Total Municipal Bonds — 126.4%		682,958,030

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (b)	(000)	Value
County/City/Special District/School District — 16.9%
Contra Costa Community College District, California, GO,
Election 2002 (MBIA), 5.00%, 8/01/28	$ 7,800	$ 7,803,432
Chaffey Community College District, GO, Election 2002,
Series B (MBIA), 5.00%, 6/01/30	9,905	9,753,002
Los Angeles Community College District, California, GO:
Election 2003, Series E (FSA), 5.00%, 8/01/31	11,216	10,796,015
Election 2008, Series A, 6.00%, 8/01/33	9,596	10,325,918
Peralta Community College District, California, GO (FSA):
5.00%, 8/01/32	6,980	6,784,839
Election 2000, Series D, 5.00%, 8/01/35	15,490	14,859,247
Riverside Community College District, GO, Election 2004,
Series C (MBIA), 5.00%, 8/01/32	8,910	8,660,876
San Diego Community College District, California, GO,
Election of 2002 (FSA), 5.00%, 5/01/30	12,549	12,356,954
Vista Unified School District, California, GO, Series A
(FSA), 5.00%, 8/01/25	10,016	10,201,546
		91,541,829
Education — 7.2%
Poway Unified School District, GO, Election 2002,
Improvement District No. 02, Series 1B (FSA),
5.00%, 8/01/30	10,000	9,846,700
University of California, RB, Limited Project, Series B
(FSA), 5.00%, 5/15/33	17,400	17,042,952
University of California, RB, Series O, 5.75%, 5/15/34	11,190	12,020,746
		38,910,398
Transportation — 4.3%
San Francisco Bay Area Transit Financing Authority,
Refunding RB, Series A (MBIA), 5.00%, 7/01/30	23,100	23,009,910
Utilities — 5.6%
Los Angeles Department of Water & Power, RB, Power
System, Sub-Series A1 (FSA), 5.00%, 7/01/31	4,993	4,959,386
Rancho Water District Financing Authority, California, RB,
Refunding, Series A (FSA), 5.00%, 8/01/34	5,008	4,882,646
San Diego County Water Authority, COP, Series A (FSA):
5.00%, 5/01/31	4,000	3,957,840
Series 2008, 5.00%, 5/01/33	16,740	16,396,830
		30,196,702
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 34.0%		183,658,839
Total Long-Term Investments
(Cost — $903,186,292) — 160.4%		866,616,869
Short-Term Securities	Shares
CMA California Municipal Money Fund,
0.04% (c)(d)	20,500,814	20,500,814
Total Short-Term Securities
(Cost — $20,500,814) — 3.8%		20,500,814
Total Investments (Cost — $923,687,106*) — 164.2%		887,117,683
Other Assets Less Liabilities — 2.3%		12,374,564
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (19.5)%		(105,328,702)
Preferred Shares, at Redemption Value — (47.0)%		(254,019,184)
Net Assets Applicable to Common Shares — 100.0%		$540,144,361

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 13

Schedule of Investments (concluded) BlackRock MuniHoldings California Insured Fund, Inc. (MUC)

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost		$819,027,206
Gross unrealized appreciation		$ 5,289,659
Gross unrealized depreciation		(42,402,086)
Net unrealized depreciation		$ (37,112,427)
(a) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
Net
Affiliate	Activity	Income
CMA California Municipal Money Fund	(23,099,435)	$1,031
(d) Represents the current yield as of report date.
• Financial Accounting Standards Board Statement of Financial Accounting Standards
No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
•	Level 1 — price quotations in active markets/exchanges for identical securities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Fund’s investments:
Valuation		Investments in
Inputs		Securities
Assets
Level 1 — Short-Term Securities	$ 20,500,814
Level 2 — Long-Term Investments[1]		866,616,869
Level 3		—
Total	$ 887,117,683
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

14 ANNUAL REPORT JULY 31, 2009

Schedule of Investments July 31, 2009 BlackRock MuniHoldings New Jersey Insured Fund, Inc. (MUJ)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey — 142.2%
Corporate — 0.8%
New Jersey EDA, RB, Disposal, Waste Management
New Jersey, Series A, AMT, 5.30%, 6/01/15	$ 2,500	$ 2,496,650
County/City/Special District/School District — 26.8%
Camden County Improvement Authority, RB (FSA),
5.50%, 9/01/10 (a)	1,540	1,623,760
City of Perth Amboy, New Jersey, GO, CAB (FSA) (b):
5.47%, 7/01/32	4,605	3,872,667
5.46%, 7/01/33	1,395	1,161,435
4.99%, 7/01/37	1,470	1,193,772
County of Middlesex, New Jersey, COP (MBIA):
5.50%, 8/01/16	1,375	1,478,084
5.25%, 6/15/23	1,550	1,551,860
East Orange Board of Education, COP (FSA),
5.50%, 8/01/12	7,895	8,384,332
Essex County Improvement Authority, RB, Guaranteed,
County Correctional Facilities Project (FGIC),
6.00%, 10/01/10 (a)	4,000	4,250,200
Essex County Improvement Authority, RB, Guaranteed
Lease, County Correctional, Series A (FGIC),
5.00%, 10/01/13 (a)	4,400	5,050,408
Hopatcong Boro New Jersey, GO, Refunding, Sewer
(AMBAC), 4.50%, 8/01/33	2,690	2,624,418
Hudson County Improvement Authority, RB, County,
Guaranteed, Harrison Parking Facilities Project,
Series C (AGC), 5.38%, 1/01/44	3,600	3,688,560
Lafayette Yard Community Development Corp.,
New Jersey, RB, Hotel, Conference Center Project,
Trenton Guaranteed (MBIA), 6.00%, 4/01/10 (a)	5,250	5,486,565
Middlesex County Improvement Authority, RB,
Guaranteed, Senior Citizens Housing Project, AMT
(AMBAC), 5.50%, 9/01/30	500	470,855
Monmouth County Improvement Authority, RB,
Governmental Loan (AMBAC):
5.35%, 12/01/10 (a)	695	739,153
5.38%, 12/01/10 (a)	535	569,165
5.35%, 12/01/17	845	886,675
5.38%, 12/01/18	935	981,572
Morristown Parking Authority, RB, Guaranteed (MBIA):
5.00%, 8/01/30	1,830	1,878,531
5.00%, 8/01/33	3,000	3,043,440
New Jersey State Transit Corp., COP, Subordinate,
Federal Transit Admin Grants, Series A-FS (FSA),
5.00%, 9/15/21	2,000	2,057,320
Newark Housing Authority, Refunding RB, Additional,
Newark Redevelopment Project (MBIA),
4.38%, 1/01/37	620	530,856
North Bergen Township Board of Education, COP
(FSA) (a):
6.00%, 12/15/10	1,000	1,083,970
6.25%, 12/15/10	3,260	3,544,858
Paterson Public School District, New Jersey, COP
(MBIA) (a):
6.13%, 11/01/09	1,980	2,028,668
6.25%, 11/01/09	2,000	2,049,800
Salem County Improvement Authority, RB, Finlaw State
Office Building (FSA), 5.38%, 8/15/28	500	528,190
South Jersey Port Corp., Refunding RB:
4.50%, 1/01/15	3,750	3,960,038
4.50%, 1/01/16	1,920	2,010,278

Municipal Bonds	(000)	Value
New Jersey (continued)
County/City/Special District/School District (concluded)
Township of West Deptford New Jersey, GO (FGIC),
5.63%, 9/01/10 (a)	$ 8,580	$ 9,058,249
Trenton Parking Authority, RB, Parking Bonds (FGIC),
6.10%, 4/01/10 (a)	6,000	6,223,740
		82,011,419
Education — 16.1%
New Jersey EDA, RB, International Center For Public
Health Project, University of Medicine & Dentistry
(AMBAC), 6.00%, 6/01/32	5,000	4,544,350
New Jersey Educational Facilities Authority, RB:
Montclair State University, Series A (AMBAC)
5.00%, 7/01/21	1,200	1,236,360
Montclair State University, Series A (AMBAC)
5.00%, 7/01/22	2,880	2,944,915
Rowan University, Series C (FGIC),
5.25%, 7/01/11 (a)	240	263,218
Rowan University, Series C (FGIC),
5.25%, 7/01/11 (a)	285	312,571
Rowan University, Series C (FGIC),
5.25%, 7/01/11 (a)	265	290,636
Rowan University, Series C (MBIA),
5.00%, 7/01/14 (a)	3,260	3,714,118
Rowan University, Series C (MBIA),
5.13%, 7/01/14 (a)	3,615	4,139,609
Rowan University, Series C (MBIA), 5.25%, 7/01/17	2,135	2,279,902
Rowan University, Series C (MBIA), 5.25%, 7/01/18	2,535	2,702,107
Rowan University, Series C (MBIA), 5.25%, 7/01/19	2,370	2,486,841
New Jersey Educational Facilities Authority,
Refunding RB:
College of New Jersey, Series D (FSA),
5.00%, 7/01/35	9,540	9,718,303
Montclair State University, Series J (MBIA),
4.25%, 7/01/30	3,775	3,268,773
Ramapo College, Series I (AMBAC),
4.25%, 7/01/31	1,250	1,074,038
Ramapo College, Series I (AMBAC),
4.25%, 7/01/36	900	739,737
Stevens Institute Technology, Series A,
5.00%, 7/01/27	2,800	2,553,768
Stevens Institute Technology, Series A,
5.00%, 7/01/34	900	768,861
University of Medicine & Dentistry of New Jersey,
New Jersey:
COP (MBIA), 5.00%, 6/15/29	2,000	1,825,760
RB, Series A (AMBAC), 5.50%, 12/01/27	4,740	4,413,461
		49,277,328
Health — 13.1%
New Jersey Health Care Facilities Financing Authority, RB:
Atlantic City Medical, 5.75%, 7/01/12 (a)	1,525	1,715,320
Atlantic City Medical, 6.25%, 7/01/12 (a)	530	603,697
Atlantic City Medical, 6.25%, 7/01/17	925	974,432
Atlantic City Medical, 5.75%, 7/01/25	1,975	1,998,088
Greystone Park Psychiatric Hospital (AMBAC),
5.00%, 9/15/23	10,775	10,752,803
Meridian Health, Series II (AGC), 5.00%, 7/01/38	7,400	7,299,434
Meridian Health System Obligation Group (FSA),
5.38%, 7/01/24	1,000	1,002,300
Society of The Valley Hospital (AMBAC),
5.38%, 7/01/25	2,820	2,523,533
Somerset Medical Center, 5.50%, 7/01/33	2,135	1,167,269
South Jersey Hospital, 6.00%, 7/01/12 (a)	5,440	6,191,209
Virtua Health (AGC), 5.50%, 7/01/38	1,000	998,510

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 15

Schedule of Investments (continued) BlackRock MuniHoldings New Jersey Insured Fund, Inc. (MUJ)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey (continued)
Health (concluded)
New Jersey Health Care Facilities Financing Authority,
Refunding RB, Series AHS Hospital Corp., Series A
(AMBAC), 6.00%, 7/01/13 (c)	$ 4,000	$ 4,675,480
		39,902,075
Housing — 7.2%
New Jersey State Housing & Mortgage Finance
Agency, RB:
Capital Fund Program, Series A (FSA),
4.70%, 11/01/25	10,840	10,717,942
Home Buyer, Series U (MBIA), AMT,
5.60%, 10/01/12	700	701,722
Home Buyer, Series U (MBIA), AMT,
5.65%, 10/01/13	2,075	2,080,312
Home Buyer, Series U (MBIA), AMT,
5.75%, 4/01/18	2,325	2,328,023
Home Buyer, Series U (MBIA), AMT,
5.85%, 4/01/29	610	610,287
S/F Housing, Series T, AMT, 4.70%, 10/01/37	800	689,312
Series AA, 6.50%, 10/01/38	3,370	3,584,838
Newark Housing Authority, RB, South Ward Police
Facility (AGC):
5.75%, 12/01/30	850	857,837
6.75%, 12/01/38	500	534,075
		22,104,348
State — 51.7%
Garden State Preservation Trust, RB (FSA):
2005 Series A, 5.80%, 11/01/21	1,960	2,233,537
2005 Series A, 5.80%, 11/01/23	2,730	3,081,678
CAB, Series B, 5.12%, 11/01/23 (d)	9,000	4,638,510
CAB, Series B, 5.20%, 11/01/25 (d)	10,000	4,568,100
Garden State Preservation Trust, Refunding RB,
Series C (FSA):
5.25%, 11/01/20	5,000	5,855,900
5.25%, 11/01/21	7,705	8,989,963
New Jersey EDA, RB:
Cigarette Tax, 5.63%, 6/15/19	2,700	2,507,301
Cigarette Tax (Radian), 5.75%, 6/15/29	2,000	1,663,800
Cigarette Tax (Radian), 5.50%, 6/15/31	585	466,461
Cigarette Tax (Radian), 5.75%, 6/15/34	1,180	950,903
Liberty State Park Project, Series C (FSA),
5.00%, 3/01/22	2,670	2,810,228
Motor Vehicle Surcharge, Series A (MBIA),
5.25%, 7/01/26	7,500	7,799,175
Motor Vehicle Surcharge, Series A (MBIA),
5.25%, 7/01/33	11,105	10,795,059
Motor Vehicle Surcharge, Series A (MBIA),
5.00%, 7/01/34	2,000	1,932,740
School Facilities Construction, Series L (FSA),
5.00%, 3/01/30	9,000	9,166,230
School Facilities Construction, Series O,
5.25%, 3/01/23	4,420	4,601,794
School Facilities Construction, Series U (AMBAC),
5.00%, 9/01/37	2,500	2,422,900
School Facilities Construction, Series Z (AGC),
6.00%, 12/15/34	2,800	3,051,692
State Office Buildings Projects (AMBAC),
6.00%, 6/15/10 (a)	3,000	3,147,030
State Office Buildings Projects (AMBAC),
6.25%, 6/15/10 (a)	4,620	4,856,498

	Par
Municipal Bonds	(000)	Value
New Jersey (continued)
State (concluded)
New Jersey EDA, Refunding RB, School Facilities
Construction, Series N-1 (MBIA), 5.50%, 9/01/27	$ 1,000	$ 1,057,790
New Jersey Educational Facilities Authority, RB, Series A:
Capital Improvement Fund, (FSA),
5.75%, 9/01/10 (a)	9,420	9,946,107
Higher Education Capital Improvement,
(AMBAC), 5.13%, 9/01/12 (a)	5,500	6,188,380
New Jersey Sports & Exposition Authority, RB, Series A
(MBIA), 6.00%, 3/01/13	2,400	2,464,848
New Jersey Sports & Exposition Authority, Refunding
RB (MBIA):
5.50%, 3/01/21	5,890	6,410,853
5.50%, 3/01/22	3,000	3,241,320
New Jersey Transportation Trust Fund Authority,
New Jersey, RB, Transportation System:
CAB, Series C (AMBAC), 5.05%, 12/15/35 (d)	1,400	241,248
CAB, Series C (AMBAC), 5.05%, 12/15/36 (d)	5,500	888,965
CAB, Series C (FSA), 4.72%, 12/15/32 (d)	4,050	947,255
Series A, 6.00%, 6/15/10 (a)	7,500	7,867,575
Series A (AGC), 5.63%, 12/15/28	2,000	2,129,460
Series A (FSA), 5.25%, 12/15/20	10,750	11,919,923
Series B (MBIA), 5.50%, 12/15/21	9,165	9,993,058
Series D (FSA), 5.00%, 6/15/19	7,800	8,341,086
State of New Jersey, COP, Equipment Lease Purchase,
Series A, 5.25%, 6/15/27	1,080	1,088,208
		158,265,575
Tobacco — 1.9%
Tobacco Settlement Financing Corp., New Jersey, RB,
7.00%, 6/01/13 (a)	4,755	5,769,146
Transportation — 20.4%
Delaware River Port Authority Pennsylvania
& New Jersey, RB (FSA):
5.50%, 1/01/12	5,000	5,080,350
5.63%, 1/01/13	6,000	6,097,740
5.75%, 1/01/15	500	508,550
6.00%, 1/01/18	4,865	4,956,121
6.00%, 1/01/19	5,525	5,570,747
Delaware River Port Authority, RB, Port District Project,
Series B (FSA), 5.63%, 1/01/26	2,425	2,430,068
New Jersey State Turnpike Authority, RB:
Balance, Series C-2005 (MBIA), 6.50%, 1/01/16	910	1,088,169
Growth & Income Securities, Series B (AMBAC),
6.14%, 1/01/35 (b)	7,615	5,465,286
Series C (MBIA), 6.50%, 1/01/16 (c)	4,355	5,044,266
Series C-2005 (MBIA), 6.50%, 1/01/16 (c)	255	320,800
New Jersey Transportation Trust Fund Authority,
New Jersey, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	1,425	1,429,760
Series C, 5.50%, 6/15/13 (a)	780	904,114
Port Authority of New York & New Jersey, RB, AMT:
Consolidated, 152nd, 5.75%, 11/01/30	5,175	5,347,949
Special Project, JFK International Air Terminal, 6
(MBIA), 6.25%, 12/01/11	13,500	13,891,095
Special Project, JFK International Air Terminal, 6
(MBIA), 6.25%, 12/01/15	1,500	1,524,090
Special Project, JFK International Air Terminal, 6
(MBIA), 5.75%, 12/01/25	3,000	2,662,110
		62,321,215

See Notes to Financial Statements.

16 ANNUAL REPORT JULY 31, 2009

Schedule of Investments (continued) BlackRock MuniHoldings New Jersey Insured Fund, Inc. (MUJ)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey (concluded)
Utilities — 4.2%
Atlantic Highlands Highland Regional Sewage Authority,
Refunding RB (MBIA), 5.50%, 1/01/20	$ 1,875	$ 1,958,269
Essex County Utilities Authority, Refunding RB (AGC),
4.13%, 4/01/22	2,000	1,948,820
New Jersey EDA, RB, Series A, New Jersey, American
Water (AMBAC), AMT, 5.25%, 11/01/32	3,000	2,582,010
North Hudson Sewerage Authority, Refunding RB,
Series A (MBIA), 5.13%, 8/01/20	4,335	4,203,910
Rahway Valley Sewerage Authority, RB, CAB, Series A
(MBIA), 4.79%, 9/01/28 (d)	6,600	2,248,092
		12,941,101
Total Municipal Bonds in New Jersey		435,088,857
Puerto Rico — 9.2%
Health — 1.2%
Puerto Rico Industrial Tourist Educational Medical
& Environmental Control Facilities Financing Authority,
RB, Series A:
Hospital Auxilio Mutuo Obligation Group (MBIA),
6.25%, 7/01/24	1,780	1,780,356
Hospital De La Concepcion, Series A,
6.50%, 11/15/20	1,750	1,793,838
		3,574,194
Housing — 2.1%
Puerto Rico HFA, RB, Subordinate, Capital Fund
Modernization, 5.13%, 12/01/27	6,285	6,291,914
State — 0.8%
Puerto Rico Infrastructure Financing Authority, RB, CAB,
Series A (AMBAC), 4.36%, 7/01/37 (d)	4,000	454,760
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series M-3 (MBIA),
6.00%, 7/01/27	2,125	2,101,901
		2,556,661
Transportation — 1.7%
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC (AGC), 5.50%, 7/01/31	5,000	5,228,050
Utilities — 3.4%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien,
Series A (AGC), 5.13%, 7/01/47	6,870	6,591,834
Puerto Rico Electric Power Authority, RB, Series RR
(CIFG), 5.00%, 7/01/28	4,100	3,779,093
		10,370,927
Total Municipal Bonds in Puerto Rico		28,021,746
Total Municipal Bonds — 151.4%		463,110,603

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (e)	(000)	Value
New Jersey — 7.1%
Housing — 1.6%
New Jersey State Housing & Mortgage Finance
Agency, RB, Capital Fund Program, Series A (FSA),
5.00%, 5/01/27	$ 4,790	$ 5,030,698
State — 3.6%
Garden State Preservation Trust, RB, 2005 Series A
(FSA), 5.75%, 11/01/28	9,160	10,846,356
Transportation — 1.9%
Port Authority of New York & New Jersey, Refunding RB,
Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	5,998	5,871,870
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 7.1%		21,748,924
Total Long-Term Investments
(Cost — $480,546,184) — 158.5%		484,859,527
Short-Term Securities	Shares
CMA New Jersey Municipal Money Fund,
0.07% (f)(g)	3,311,943	3,311,943
Total Short-Term Securities
(Cost — $3,311,943) — 1.1%		3,311,943
Total Investments (Cost — $483,858,127*) — 159.6%		488,171,470
Other Assets Less Liabilities — 1.2%		3,698,613
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (4.3)%		(13,300,999)
Preferred Shares, at Redemption Value — (56.5)%		(172,712,796)
Net Assets Applicable to Common Shares — 100.0%		$305,856,288
* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost		$471,147,026
Gross unrealized appreciation		$ 17,665,823
Gross unrealized depreciation		(13,904,309)
Net unrealized appreciation		$ 3,761,514
(a) US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(c) Security is collateralized by Municipal or US Treasury Obligations.
(d) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(e) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(f) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
Affiliate	Net Activity	Income
CMA New Jersey Municipal Money Fund	(6,438,963)	$61,733
(g) Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 17

Schedule of Investments (concluded) BlackRock MuniHoldings New Jersey Insured Fund, Inc. (MUJ)

•	Effective August 1, 2008, the Fund adopted Financial Accounting Standards Board
Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical securities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Fund’s investments:
	Valuation	Investments in
	Inputs	Securities
Assets
	Level 1 — Short-Term Securities	$ 3,311,943
	Level 2 — Long-Term Investments[1]	484,859,527
	Level 3	—
	Total	$ 488,171,470
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

18 ANNUAL REPORT JULY 31, 2009

Schedule of Investments July 31, 2009 BlackRock MuniYield Insured Investment Fund (MFT)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
California — 2.2%
Transportation — 1.2%
County of Sacramento California, RB, Senior, Series A
(AGC), 5.50%, 7/01/41	$ 1,400	$ 1,349,026
Utilities — 1.0%
San Diego Public Facilities Financing Authority, RB,
Series B (AGC), 5.38%, 8/01/34	1,020	1,040,961
Total Municipal Bonds in California		2,389,987
Colorado — 1.3%
Health — 1.3%
Colorado Health Facilities Authority, RB, Hospital,
NCMC Inc. Project, Series B (FSA), 6.00%, 5/15/26	1,300	1,351,558
Total Municipal Bonds in Colorado		1,351,558
Florida — 74.9%
County/City/Special District/School District — 24.7%
City of Jacksonville Florida, Refunding RB
& Improvement (MBIA), 5.25%, 10/01/32	1,455	1,452,948
City of Orlando Florida, RB, Senior, 6th Central Contract
Payments, Series A (AGC), 5.25%, 11/01/38	2,000	1,961,720
County of Lee Florida, RB (AMBAC), 5.25%, 10/01/23	2,285	2,300,218
County of Miami-Dade Florida, RB, CAB,
Sub-Series A (MBIA) (a):
5.19%, 10/01/31	4,375	932,006
5.20%, 10/01/33	5,735	1,049,333
County of Orange Florida, Refunding RB:
(AMBAC), 5.00%, 10/01/29	2,190	2,189,847
Series A (MBIA), 5.13%, 1/01/23	1,000	1,017,650
County of Osceola Florida, RB, Series A (MBIA),
5.50%, 10/01/27	1,100	1,111,990
County of Palm Beach Florida, RB (MBIA),
7.20%, 6/01/15	1,500	1,807,755
Jacksonville Economic Development Commission, RB,
Metropolitan Parking Solutions Project (ACA), AMT,
5.50%, 10/01/30	1,140	875,098
Miami-Dade County IDA, RB, BAC Funding Corp. Project,
Series A (AMBAC), 5.38%, 10/01/30	1,655	1,664,185
Palm Beach County School Board, Florida, COP,
Series D (FSA), 5.25%, 8/01/21	2,000	2,095,380
Santa Rosa County School Board, COP, Series 2
(MBIA), 5.25%, 2/01/26	2,000	2,038,560
Village Center Community Development District
Recreational Revenue, RB, Series A (MBIA):
5.38%, 11/01/34	1,640	1,385,669
5.13%, 11/01/36	1,000	805,740
Village Center Community Development District Utility
Revenue, RB (MBIA):
5.25%, 10/01/23	1,335	1,242,645
5.13%, 10/01/28	3,030	2,798,296
		26,729,040
Education — 7.3%
Broward County Educational Facilities Authority, RB,
Educational Facilities, Nova Southeastern (AGC),
5.00%, 4/01/31	1,720	1,647,451
Orange County Educational Facilities Authority, RB,
Rollins College Project (AMBAC), 5.50%, 12/01/32	4,765	4,577,164
Volusia County IDA, RB, Student Housing, Stetson
University Project, Series A (CIFG):
5.00%, 6/01/25	1,000	908,130
5.00%, 6/01/35	1,000	805,300
		7,938,045

	Par
Municipal Bonds	(000)	Value
Florida (concluded)
Health — 3.7%
Jacksonville Economic Development Commission, RB,
Mayo Clinic, Series B (MBIA), 5.50%, 11/15/36	$ 750	$ 755,085
Jacksonville Health Facilities Authority, RB, Baptist
Medical Center (FSA), 5.00%, 8/15/37	200	191,006
Orange County Health Facilities Authority, RB, Hospital,
Orlando Regional Healthcare, 6.00%, 12/01/12 (b)	1,835	2,129,774
South Lake County Hospital District, RB, South Lake
Hospital Inc., 5.80%, 10/01/34	1,000	911,440
		3,987,305
Housing — 2.3%
Florida HFA, RB, Housing, Brittany Rosemont Apartments,
Series C-1 (AMBAC), AMT, 6.75%, 8/01/14	780	781,271
Florida Housing Finance Corp., RB, Homeowner
Mortgage (FSA), AMT:
Series 4, 6.25%, 7/01/22	245	253,007
Series 11, 5.95%, 1/01/32	1,505	1,507,152
		2,541,430
State — 6.1%
Florida State Board of Education, RB, Series A (FGIC),
6.00%, 7/01/10 (b)	6,190	6,569,075
Transportation — 18.2%
County of Lee Florida, RB, Series A (FSA), AMT,
6.00%, 10/01/29	1,000	1,004,530
County of Miami-Dade Florida, RB, Series A, AMT:
(FSA), 5.00%, 10/01/33	5,555	4,749,914
Miami International Airport (FSA), 5.25%, 10/01/41	1,200	1,036,032
Miami International Airport (FSA), 5.50%, 10/01/41	2,400	2,154,888
Miami International Airport (MBIA),
6.00%, 10/01/24	2,750	2,770,955
Hillsborough County Aviation Authority, Florida, RB,
Series C, AMT (AGC), 5.75%, 10/01/26	1,000	1,014,130
Jacksonville Port Authority, RB, AMT:
(AGC), 6.00%, 11/01/38	700	681,128
(MBIA), 5.63%, 11/01/26	1,225	1,200,390
Miami-Dade County Expressway Authority, Florida, RB,
Series B (MBIA), 5.25%, 7/01/27	1,000	1,008,130
Orlando & Orange County Expressway Authority, RB,
Series B (AMBAC), 5.00%, 7/01/35	4,365	4,163,686
		19,783,783
Utilities — 12.6%
City of Boynton Beach Florida, Refunding RB (FGIC),
6.25%, 11/01/20 (c)	700	858,984
City of Daytona Beach Florida, Refunding RB, Series B
(MBIA), 5.00%, 11/15/27	950	838,546
City of Lakeland Florida, Refunding RB, Series A (MBIA),
5.00%, 10/01/28	2,000	1,999,860
City of Miami Beach Florida, RB, Water and Sewer
Revenue (AMBAC), 5.75%, 9/01/25	2,000	2,045,760
City of Panama City Florida, RB, Series B (MBIA),
5.25%, 10/01/22	1,500	1,517,460
City of Port Saint Lucie Florida, RB (MBIA),
5.25%, 9/01/24	1,055	1,064,305
County of Polk Florida, RB (MBIA), 5.25%, 10/01/22	1,000	1,009,600
County of Saint Johns Florida, RB (FSA),
5.00%, 10/01/31	2,425	2,405,576
Emerald Coast Utilities Authority, RB, System (MBIA),
5.25%, 1/01/36	1,000	949,340
Saint Lucie West Services District, RB (MBIA),
5.25%, 10/01/34	1,000	957,670
		13,647,101
Total Municipal Bonds in Florida		81,195,779

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 19

Schedule of Investments (continued) BlackRock MuniYield Insured Investment Fund (MFT)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Georgia — 0.9%
Utilities — 0.9%
County of Fulton Georgia, RB (MBIA), 5.25%, 1/01/35 $	1,000	$ 1,003,470
Total Municipal Bonds in Georgia		1,003,470
Illinois — 4.6%
Education — 0.8%
Chicago Board of Education, Illinois, GO, Chicago School
Reform Board, Series A (MBIA), 5.50%, 12/01/26	825	903,631
Transportation — 1.5%
Chicago Transit Authority, RB, Federal Transit
Administration Section 5309, Series A (AGC),
6.00%, 6/01/26	1,400	1,574,412
Utilities — 2.3%
City of Chicago Illinois, Refunding RB, Second Lien
(MBIA), 5.50%, 1/01/30	895	923,917
Illinois Municipal Electric Agency, RB, Series A (MBIA),
5.25%, 2/01/28	1,565	1,583,373
		2,507,290
Total Municipal Bonds in Illinois		4,985,333
Indiana — 0.9%
Utilities — 0.9%
Indianapolis Local Public Improvement Bond Bank, RB,
Waterworks Project, Series A (AGC), 5.50%, 1/01/38	960	949,066
Total Municipal Bonds in Indiana		949,066
Iowa — 1.1%
Health — 1.1%
Iowa Finance Authority, RB, Iowa Health System (AGC),
5.25%, 2/15/29	1,190	1,171,412
Total Municipal Bonds in Iowa		1,171,412
Kentucky -0.9%
Utilities — 0.9%
Kentucky Municipal Power Agency, RB, Prairie State
Project, Series A (BHAC), 5.25%, 9/01/42	1,000	1,007,160
Total Municipal Bonds in Kentucky		1,007,160
Louisiana — 1.9%
State — 1.4%
Louisiana State Citizens Property Insurance Corp., RB,
Series C-3, Remarketed (AGC), 6.13%, 6/01/25	1,405	1,536,480
Transportation — 0.5%
New Orleans Aviation Board, Louisiana, Refunding RB,
Restructuring Garbs (AGC):
Series A-1, 6.00%, 1/01/23	375	401,130
Series A-2, 6.00%, 1/01/23	160	171,149
		572,279
Total Municipal Bonds in Louisiana		2,108,759

	Par
Municipal Bonds	(000)	Value
Michigan — 14.7%
Health — 1.3%
Royal Oak Hospital Finance Authority, Michigan, RB,
William Beaumont Hospital, 8.25%, 9/01/39	$ 1,265	$ 1,427,009
Utilities — 13.4%
City of Detroit Michigan, RB, Second Lien:
Series B (MBIA), 5.50%, 7/01/29	1,640	1,591,669
Series B, Remarketed (FSA), 6.25%, 7/01/36	1,800	1,892,196
Series B, Remarketed (FSA), 7.00%, 7/01/36	200	222,360
Series E, Remarketed (BHAC), 5.75%, 7/01/31	2,270	2,344,978
City of Detroit Michigan, RB, Senior Lien, Series B,
Remarketed:
(BHAC), 5.50%, 7/01/35	3,750	3,794,588
(FSA), 7.50%, 7/01/33	475	549,993
City of Detroit Michigan, RB, Second Lien, Series A,
Remarketed (BHAC), 5.50%, 7/01/36	2,265	2,271,206
City of Detroit Michigan, Refunding RB, Senior Lien,
Series C-1, Remarketed (FSA), 7.00%, 7/01/27	1,650	1,874,334
		14,541,324
Total Municipal Bonds in Michigan		15,968,333
Minnesota — 3.0%
Health — 3.0%
City of Minneapolis Minnesota, RB, Fairview Health
Services, Series B (AGC), 6.50%, 11/15/38	3,000	3,267,990
Total Municipal Bonds in Minnesota		3,267,990
New Jersey — 2.3%
Health — 1.3%
New Jersey Health Care Facilities Financing Authority,
RB, Virtua Health (AGC), 5.50%, 7/01/38	1,400	1,397,914
State — 1.0%
New Jersey EDA, RB, School Facilities Construction,
Series Z (AGC), 6.00%, 12/15/34	1,000	1,089,890
Total Municipal Bonds in New Jersey		2,487,804
New York — 5.9%
County/City/Special District/School District — 2.9%
New York City Transitional Finance Authority, RB,
Fiscal 2009:
Series S-3, 5.25%, 1/15/39	1,000	998,480
Series S-4 (AGC), 5.50%, 1/15/29	2,000	2,108,480
		3,106,960
State — 3.0%
New York State Dormitory Authority, RB, Education,
Series B, 5.25%, 3/15/38	3,250	3,306,290
Total Municipal Bonds in New York		6,413,250
Puerto Rico — 1.4%
State — 1.4%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.38%, 8/01/39	1,425	1,477,768
Total Municipal Bonds in Puerto Rico		1,477,768

See Notes to Financial Statements.

20 ANNUAL REPORT JULY 31, 2009

Schedule of Investments (continued) BlackRock MuniYield Insured Investment Fund (MFT)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Texas — 12.4%
County/City/Special District/School District — 1.2%
City of Dallas Texas, Refunding RB, Improvement
(AGC), 5.25%, 8/15/38	$ 850	$ 847,467
Lubbock Copper Texas Independent School District, GO,
School Building (AGC), 5.75%, 2/15/42	425	436,602
		1,284,069
Health — 1.6%
Harris County Health Facilities Development Corp.,
Refunding RB, Memorial Hermann Healthcare System,
Series B, 7.25%, 12/01/35	500	540,035
Tarrant County Cultural Education Facilities Finance
Corp., Refunding RB, Christus Health, Series A (AGC),
6.50%, 7/01/37	1,100	1,162,557
		1,702,592
Transportation — 2.8%
North Texas Tollway Authority, Refunding RB,
System (AGC):
1st, Series A, 5.75%, 1/01/40	1,500	1,554,555
First Tier, Series K-1, 5.75%, 1/01/38	1,400	1,459,864
		3,014,419
Utilities — 6.8%
City of Houston Texas, Refunding RB, Series A,
First Lien (AGC): (AGC), 5.38%, 11/15/38	1,000	1,017,820
Combined, 6.00%, 11/15/35	2,700	2,966,193
Combined (AGC), 6.00%, 11/15/36	2,055	2,252,896
Lower Colorado River Authority, Refunding RB (AGC),
5.50%, 5/15/36	1,155	1,175,894
		7,412,803
Total Municipal Bonds in Texas		13,413,883
Virginia — 1.1%
State — 1.1%
Virginia Public School Authority, Virginia, RB, School
Financing, 6.50%, 12/01/35	1,100	1,229,602
Total Municipal Bonds in Virginia		1,229,602
Total Municipal Bonds — 129.5%		140,421,154
Municipal Bonds Transferred to
Tender Option Bond Trusts (d)
Florida — 18.1%
Health — 11.2%
Miami-Dade County, Florida, Health Facilities Authority,
Refunding RB, Miami Children’s Hospital, Series A
(AMBAC), 5.63%, 8/15/11 (b)	6,960	7,664,422
South Broward Hospital District, Florida, RB, Hospital
(MBIA), 5.63%, 5/01/12 (b)	4,000	4,498,560
		12,162,982

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (d)	(000)	Value
Florida (concluded)
County/City/Special District/School District — 1.2%
City of Jacksonville, Florida, RB, Better Jacksonville
(MBIA), 5.00%, 10/01/27	$ 1,320	$ 1,334,743
Housing — 2.4%
Lee County HFA, RB, Multi-County Program, Series A-2
(GNMA), AMT, 6.00%, 9/01/40	1,560	1,677,031
Manatee County HFA, RB, Series A (GNMA), AMT,
5.90%, 9/01/40	911	916,466
		2,593,497
Transportation — 2.1%
Hillsborough County Aviation Authority, Florida, RB,
Series A (AGC), AMT, 5.50%, 10/01/38	2,499	2,264,353
Utilities — 1.2%
Jacksonville Electric Authority, RB, Issue Three,
Series Two, River Power Park, 5.00%, 10/01/37	1,290	1,237,265
		19,592,841
District of Columbia — 0.7%
Utilities — 0.7%
District of Columbia Water & Sewer Authority, Refunding
RB, Series A, 6.00%, 10/01/35	750	811,556
Nevada — 3.9%
County/City/Special District/School District — 3.9%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	2,010	2,142,660
Series B, 5.50%, 7/01/29	1,994	2,106,669
		4,249,329
New York — 1.0%
Utilities — 1.0%
New York City Municipal Water Finance Authority, RB,
Series FF-2, 5.50%, 6/15/40	1,095	1,150,377
Kentucky — 1.0%
State — 1.0%
Kentucky State Property & Buildings Commission,
Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	1,003	1,062,633
Texas — 2.5%
Utilities — 2.5%
City of San Antonio, Texas, Refunding RB, Series A,
5.25%, 2/01/31	2,609	2,684,131
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 27.2%		29,550,866
Total Long-Term Investments
(Cost — $170,823,823) — 156.7%		169,972,020

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 21

Schedule of Investments (concluded) BlackRock MuniYield Insured Investment Fund (MFT)
(Percentages shown are based on Net Assets)

	Par
Short-Term Securities	(000)	Value
Pennsylvania — 1.7%
City of Philadelphia, Pennsylvania, GO,
Multi-Mode, Refunding, VRDN, Series B (FSA),
2.50%, 8/07/09 (e)	$ 1,800	$ 1,800,000
	Shares
Money Market Funds — 2.1%
FFI Institutional Tax-Exempt Fund, 0.42% (f)(g)	2,301,550	2,301,550
Total Short-Term Securities
(Cost — $4,101,550) — 3.8%		4,101,550
Total Investments (Cost — $174,925,373*) — 160.5%		174,073,570
Other Assets Less Liabilities — 5.8%		6,313,233
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (14.2)%		(15,422,054)
Preferred Shares, at Redemption Value — (52.1)%		(56,530,690)
Net Assets Applicable to Common Shares — 100.0%		$108,434,059
* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost		$159,569,681
Gross unrealized appreciation		$ 5,237,772
Gross unrealized depreciation		(6,109,820)
Net unrealized depreciation		$ (872,048)
(a) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b) US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) Security is collateralized by Municipal or US Treasury Obligations.
(d) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(e) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(f) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
	Net
Affiliate	Activity	Income
CMA Florida Municipal Money Fund	(12,412,044)	$37,055
FFI Institutional Tax-Exempt Fund	2,301,550	$ 4,811
(g) Represents the current yield as of report date.

•	Effective August 1, 2008, the Fund adopted Financial Accounting Standards Board
Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
	•	Level 1 — price quotations in active markets/exchanges for identical securities
	•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
	•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Fund's investments:
	Valuation	Investments in
	Inputs	Securities
Assets
	Level 1 — Short-Term Securities	$ 2,301,550
Level 2:
	Long-Term Investments[1]	169,972,020
	Short-Term Securities	1,800,000
	Total Level 2	171,772,020
	Level 3	—
	Total	$ 174,073,570
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

22 ANNUAL REPORT JULY 31, 2009

Schedule of Investments July 31, 2009 BlackRock MuniYield Michigan Insured Fund, Inc. (MIY)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Michigan — 142.3%
Corporate — 22.0%
Delta County EDC, Refunding RB, MeadWestvaco —
Escanaba, Series B, AMT, 6.45%, 4/15/12 (a)	$ 1,500	$ 1,709,850
Dickinson County EDC, Michigan, Refunding RB,
International Paper Co. Project, Series A,
5.75%, 6/01/16	3,900	3,809,403
Michigan Strategic Fund, Refunding RB, College, Detroit,
Fund, Pollution, Series AA (MBIA), 6.95%, 5/01/11	6,000	6,378,840
Michigan Strategic Fund, Refunding RB, Detroit
Edison Co., Series A (MBIA), AMT, 5.55%, 9/01/29	10,250	9,030,250
Monroe County EDC, Michigan, Refunding RB, College,
Detroit Edison Co., Series AA (MBIA), 6.95%, 9/01/22	15,000	16,874,400
Saint Clair County EDC, Michigan, Refunding RB, Detroit
Edison, Series AA (AMBAC), 6.40%, 8/01/24	17,800	18,018,050
		55,820,793
County/City/Special District/School District — 30.3%
Adrian City School District, Michigan, GO (FSA),
5.00%, 5/01/14 (a)	3,600	4,139,280
Birmingham City School District, Michigan, GO, School
Building & Site (FSA), 5.00%, 11/01/33	1,000	1,002,670
City of Oak Park Michigan, GO, Street Improvement
(MBIA), 5.00%, 5/01/30	500	490,465
County of Wayne Michigan, GO, Building Authority,
Capital Improvement, Series A (MBIA),
5.25%, 6/01/16	1,000	1,003,020
Detroit City School District, Michigan, GO, School
Building & Site Improvement:
Series A (FGIC), 5.38%, 5/01/13 (a)	2,300	2,635,547
Series A, Refunding (FSA), 5.00%, 5/01/21	3,000	2,843,070
Series B (FGIC), 5.00%, 5/01/28	3,100	2,712,469
Eaton Rapids Public Schools, Michigan, GO, School
Building & Site (FSA):
5.25%, 5/01/14	1,675	1,772,853
5.25%, 5/01/20	1,325	1,413,523
Frankenmuth School District, Michigan, GO (FGIC),
5.75%, 5/01/10 (a)	1,000	1,040,280
Gibraltar School District, Michigan, GO, School Building
& Site:
(FGIC), 5.00%, 5/01/14 (a)	2,940	3,380,412
(MBIA), 5.00%, 5/01/28	710	718,321
Grand Blanc Community Schools, Michigan, GO (MBIA),
5.63%, 5/01/20	1,100	1,163,789
Grand Rapids Building Authority, Michigan, RB, Series A
(AMBAC), 5.50%, 10/01/12 (a)	1,035	1,180,148
Gull Lake Community School District, Michigan, GO,
School Building & Site (FSA), 5.00%, 5/01/14 (a)	5,625	6,467,625
Harper Woods School District, Michigan, GO, School
Building & Site:
(FGIC), 5.00%, 5/01/14 (a)	4,345	4,995,881
(MBIA), 5.00%, 5/01/34	430	423,365
Hartland Consolidated School District, Michigan, GO
(FGIC), 6.00%, 5/01/10 (a)	6,825	7,112,674
Jenison Public Schools, Michigan, GO, Building & Site
(MBIA), 5.50%, 5/01/19	1,575	1,665,421
Lansing Building Authority, Michigan, GO, Series A
(MBIA), 5.38%, 6/01/13 (a)	1,510	1,738,720
Montrose Township School District, Michigan, GO
(MBIA), 6.20%, 5/01/17	1,000	1,185,100
Orchard View Schools, Michigan, GO, School Building
& Site (MBIA), 5.00%, 11/01/13 (a)	5,320	6,110,499

	Par
Municipal Bonds	(000)	Value
Michigan (continued)
County/City/Special District/School District (concluded)
Pennfield School District, Michigan, GO, School Building
& Site (FGIC) (a):
5.00%, 5/01/14	$ 765	$ 875,458
Refunded Balance, 5.00%, 5/01/14	605	692,356
Reed City Public Schools, Michigan, GO, School Building
& Site (FSA), 5.00%, 5/01/14 (a)	1,425	1,638,465
South Haven Public Schools, Michigan, GO (FSA),
5.00%, 5/01/13 (a)	1,350	1,532,210
Southfield Library Building Authority, Michigan, GO
(MBIA), 5.50%, 5/01/10 (a)	1,300	1,349,933
Southfield Public Schools, Michigan, GO, School
Building & Site, Series B (FSA), 5.00%, 5/01/14 (a)	3,500	4,005,365
Sparta Area Schools, Michigan, GO, School Building
& Site (FGIC), 5.00%, 5/01/14 (a)	1,325	1,523,485
Thornapple Kellogg School District, Michigan,
GO, Refunding, School Building & Site (MBIA),
5.00%, 5/01/32	2,500	2,493,075
Waverly Community School, GO (FGIC),
5.50%, 5/01/10 (a)	1,100	1,141,316
Wayne Charter County Michigan, GO, Airport Hotel,
Detroit Metropolitan Airport, Series A (MBIA),
5.00%, 12/01/30	1,750	1,638,683
West Bloomfield School District, Michigan, GO,
Refunding (MBIA):
5.50%, 5/01/17	1,710	1,874,605
5.50%, 5/01/18	1,225	1,308,643
Zeeland Public Schools, Michigan, GO, School Building
& Site (MBIA), 5.00%, 5/01/29	1,600	1,615,360
		76,884,086
Education — 7.4%
Eastern Michigan University, Michigan, RB, General,
Series B (FGIC) (a):
5.60%, 6/01/10	1,500	1,563,990
5.63%, 6/01/10	1,310	1,366,160
Eastern Michigan University, Michigan, Refunding RB,
General (AMBAC):
6.00%, 6/01/10 (a)	590	623,364
6.00%, 6/01/20	435	449,220
Grand Valley State University, Michigan, RB (MBIA),
5.50%, 2/01/18	2,070	2,246,757
Harper Creek Community School District, Michigan, GO,
Refunding (FSA), 5.00%, 5/01/22	1,125	1,164,667
Michigan Higher Education Facilities Authority, Michigan,
RB, Limited Obligation, Hillsdale College Project,
5.00%, 3/01/35	1,875	1,655,756
Michigan Higher Education Facilities Authority, Michigan,
Refunding RB, Limited Obligation, Creative Studies (a):
5.85%, 6/01/12	1,235	1,392,635
5.90%, 6/01/12	1,145	1,292,739
Michigan Higher Education Student Loan Authority,
Michigan, RB, Student Loan (AMBAC), AMT:
Series XVII-B, 5.40%, 6/01/18	2,500	2,448,300
Series XVII-Q, 5.00%, 3/01/31	3,000	2,493,720
Saginaw Valley State University, Michigan, Refunding RB,
General (MBIA), 5.00%, 7/01/24	2,100	2,131,899
		18,829,207

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 23

Schedule of Investments (continued) BlackRock MuniYield Michigan Insured Fund, Inc. (MIY)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Michigan (continued)
Health — 22.6%
County of Dickinson Michigan, Refunding RB (ACA),
5.80%, 11/01/24	$ 3,100	$ 2,783,738
Flint Hospital Building Authority, Michigan, Refunding
RB, Hurley Medical Center (ACA):
6.00%, 7/01/20	1,305	1,086,347
Series A, 5.38%, 7/01/20	615	482,603
Kent Hospital Finance Authority, Michigan, RB, Spectrum
Health, Series A (MBIA), 5.50%, 7/15/11 (a)	3,000	3,297,480
Kent Hospital Finance Authority, Michigan, Refunding
RB, Butterworth, Series A (MBIA), 7.25%, 1/15/13	2,685	2,926,838
Michigan State Hospital Finance Authority, Michigan,
RB, Ascension Health Credit, Series A (MBIA),
6.25%, 11/15/09 (a)	2,500	2,566,900
Michigan State Hospital Finance Authority, Michigan, RB
Hospital, MidMichigan Obligation Group, Series A
(AMBAC), 5.50%, 4/15/18	2,530	2,568,456
Michigan State Hospital Finance Authority, Michigan, RB,
McLaren Health Care:
5.75%, 5/15/38	4,500	4,229,235
Series C, 5.00%, 8/01/35	1,000	849,430
Michigan State Hospital Finance Authority, Michigan,
RB, MidMichigan Obligation Group, Series A,
5.00%, 4/15/36	1,750	1,483,475
Michigan State Hospital Finance Authority, Michigan,
Refunding RB:
Henry Ford Health System, Series A,
5.25%, 11/15/46	2,500	1,899,475
Hospital, Crittenton, Series A, 5.63%, 3/01/27	2,235	2,078,103
Hospital, Oakwood Obligation Group, Series A,
5.00%, 7/15/25	4,100	3,394,964
Hospital, Oakwood Obligation Group, Series A,
5.00%, 7/15/37	630	455,326
Hospital, Saint John Hospital, Series A (AMBAC),
6.00%, 5/15/13 (b)	2,475	2,487,697
Hospital, Sparrow Obligated, 5.00%, 11/15/31	3,100	2,636,984
Trinity Health Credit, Series C, 5.38%, 12/01/23	1,000	1,005,820
Trinity Health Credit, Series C, 5.38%, 12/01/30	3,755	3,673,103
Trinity Health Credit, Series D, 5.00%, 8/15/34	3,100	2,930,771
Trinity Health, Series A, 6.00%, 12/01/20	2,200	2,257,926
Trinity Health, Series A, 6.25%, 12/01/28	930	995,016
Trinity Health, Series A, 6.50%, 12/01/33	1,000	1,072,900
Trinity Health, Series A (AMBAC), 6.00%, 12/01/27	6,400	6,528,896
Royal Oak Hospital Finance Authority, Michigan, RB,
William Beaumont Hospital, 8.25%, 9/01/39	1,000	1,128,070
Saginaw Hospital Finance Authority, Michigan,
Refunding RB, Covenant Medical Center, Series E
(MBIA), 5.63%, 7/01/13	2,500	2,528,275
		57,347,828
Housing — 4.6%
Michigan State HDA, RB, College Program (GNMA), AMT:
Deaconess Tower, 5.25%, 2/20/48	1,000	933,440
Williams Pavilion, 4.75%, 4/20/37	3,990	3,509,963
Michigan State HDA, RB, Non Ace, Series A:
6.00%, 10/01/45	6,990	7,008,873
(MBIA), AMT, 5.30%, 10/01/37	200	189,904
		11,642,180

	Par
Municipal Bonds	(000)	Value
Michigan (concluded)
State — 16.5%
Michigan Municipal Bond Authority, Michigan, RB,
Local Government Loan Program, Group A (AMBAC),
5.50%, 11/01/20	$ 1,065	$ 1,076,481
Michigan Municipal Bond Authority, Michigan, RB, Local
Government, Charter County Wayne, Series B (AGC):
5.00%, 11/01/14	2,400	2,620,464
5.00%, 11/01/15	1,500	1,633,155
5.00%, 11/01/16	500	541,305
5.38%, 11/01/24	125	129,730
Michigan State Building Authority, Refunding RB,
Facilities Program:
Series I, 6.25%, 10/15/38	3,900	4,172,649
Series I (FSA), 5.50%, 10/15/10	7,250	7,613,080
Series I (FSA), 5.50%, 10/15/11	15,030	16,297,630
Series I (MBIA), 5.50%, 10/15/18	2,500	2,573,625
Series II (MBIA), 5.00%, 10/15/29	3,500	3,370,465
State of Michigan, COP (AMBAC),
5.52%, 6/01/22 (b)(c)	3,000	1,725,210
		41,753,794
Transportation — 16.4%
Wayne Charter County Michigan, RB, Detroit
Metropolitan Wayne County, Series A (MBIA), AMT,
5.38%, 12/01/15	10,660	10,656,376
Wayne County Airport Authority, RB, Detroit Metropolitan
Wayne County Airport (MBIA), AMT:
5.25%, 12/01/25	7,525	6,565,638
5.25%, 12/01/26	6,300	5,434,758
5.00%, 12/01/34	9,160	6,843,619
Wayne County Airport Authority, Refunding RB
(AGC), AMT:
5.75%, 12/01/25	4,000	3,796,720
5.75%, 12/01/26	1,000	941,390
5.38%, 12/01/32	8,700	7,375,425
		41,613,926
Utilities — 22.5%
City of Detroit Michigan, RB, Second Lien, Series B:
(MBIA), 5.00%, 7/01/13 (a)	1,550	1,750,539
(MBIA), 5.00%, 7/01/34	2,420	2,078,369
Remarketed (FSA), 7.00%, 7/01/36	3,000	3,335,400
City of Detroit Michigan, RB, Senior Lien, Series A:
(FGIC), 5.88%, 1/01/10 (a)	1,250	1,290,238
(FGIC), 5.75%, 7/01/11 (a)	7,250	7,923,597
(FSA), 5.00%, 7/01/25	4,000	3,922,400
(MBIA), 5.00%, 7/01/13 (a)	3,750	4,235,175
(MBIA), 5.00%, 7/01/34	6,900	5,925,927
City of Detroit Michigan, RB, Series B (MBIA),
5.25%, 7/01/13 (a)	11,790	13,426,924
City of Detroit Michigan, Refunding RB:
(FGIC), 6.25%, 7/01/12 (b)	860	929,127
Second Lien, Series C (FSA), 5.00%, 7/01/29	10,570	10,283,659
City of Muskegon Heights Michigan, RB, Series A
(MBIA), 5.63%, 11/01/10 (a)	1,830	1,945,491
		57,046,846
Total Municipal Bonds in Michigan		360,938,660

See Notes to Financial Statements.

24 ANNUAL REPORT JULY 31, 2009

Schedule of Investments (concluded) BlackRock MuniYield Michigan Insured Fund, Inc. (MIY)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Puerto Rico — 4.5%
Housing — 0.8%
Puerto Rico HFA, RB, Subordinate, Capital Fund
Modernization, 5.13%, 12/01/27	$ 2,000	$ 2,002,200
State — 2.1%
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series M-3 (MBIA),
6.00%, 7/01/27	2,100	2,077,173
Puerto Rico Sales Tax Financing Corp., RB, CAB, Series A
(MBIA) (c):
5.19%, 8/01/43	12,500	1,385,250
4.99%, 8/01/46	20,000	1,811,000
		5,273,423
Transportation — 1.6%
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC (AGC), 5.50%, 7/01/31	4,000	4,182,440
Total Municipal Bonds in Puerto Rico		11,458,063
Total Municipal Bonds — 146.8%		372,396,723
Municipal Bonds Transferred to
Tender Option Bond Trusts (d)
County/City/Special District/School District — 4.5%
Lakewood Public Schools, Michigan, GO, School Building
(FSA), 5.00%, 5/01/37	6,775	6,749,860
Portage Public Schools, Michigan, GO, School Building
(FSA), 5.00%, 5/01/31	4,650	4,682,410
		11,432,270
Education — 7.6%
Saginaw Valley State University, Michigan, Refunding RB
(FSA), 5.00%, 7/01/31	7,500	7,515,750
Wayne State University, Refunding RB (FSA),
5.00%, 11/15/35	12,210	11,827,217
		19,342,967
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 12.1%		30,775,237
Total Long-Term Investments
(Cost — $406,461,911) — 158.9%		403,171,960
Short-Term Securities	Shares
CMA Michigan Municipal Money Fund,
0.04% (e)(f)	7,530,323	7,530,323
Total Short-Term Securities
(Cost — $7,530,323) — 3.0%		7,530,323
Total Investments (Cost — $413,992,234*) — 161.9%		410,702,283
Other Assets Less Liabilities — 1.5%		3,831,892
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (6.4)%		(16,238,270)
Preferred Shares, at Redemption Value — (57.0)%		(144,665,717)
Net Assets Applicable to Common Shares — 100.0%		$253,630,188

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost		$398,160,053
Gross unrealized appreciation		$ 15,680,195
Gross unrealized depreciation		(19,327,965)
Net unrealized depreciation		$ (3,647,770)
(a) US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) Security is collateralized by Municipal or US Treasury Obligations.
(c) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(d) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(e) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
Net
Affiliate	Activity	Income
CMA Michigan Municipal Money Fund	2,962,790	$66,508
(f) Represents the current yield as of report date.
• Effective August 1, 2008, the Fund adopted Financial Accounting Standards Board
Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
•		Level 1 — price quotations in active markets/exchanges for identical securities
•		Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•		Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Fund’s investments:
Valuation		Investments in
Inputs		Securities
Assets
Level 1 — Short-Term Securities		$ 7,530,323
Level 2 — Long-Term Investments[1]		403,171,960
Level 3		—
Total		$ 410,702,283
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 25

Schedule of Investments July 31, 2009 BlackRock MuniYield New Jersey Insured Fund, Inc. (MJI)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey — 136.7%
Corporate — 1.6%
Gloucester County Improvement Authority, Refunding
RB, Waste Management Inc. Project, Series A,
6.85%, 12/01/29	$ 2,000	$ 2,019,600
County/City/Special District/School District — 27.5%
City of Perth Amboy New Jersey, GO, CAB (FSA),
5.49%, 7/01/35 (a)	1,250	1,027,288
County of Hudson New Jersey, COP, Refunding (MBIA),
6.25%, 12/01/16	1,000	1,112,960
County of Middlesex New Jersey, COP (MBIA),
5.00%, 8/01/22	3,000	3,000,570
Essex County Improvement Authority, Refunding RB,
County Guaranteed (MBIA), AMT, 4.75%, 11/01/32	1,000	817,290
Hopatcong Boro New Jersey, GO, Refunding, Sewer
(AMBAC), 4.50%, 8/01/33	750	731,715
Hudson County Improvement Authority, RB, County
Guaranteed:
CAB, Series A-1 (MBIA), 4.49%, 12/15/32 (b)	1,000	233,890
Harrison Parking Facilities Project, Series C (AGC),
5.38%, 1/01/44	1,400	1,434,440
Hudson County Improvement Authority, Refunding
RB, Hudson County Lease Project (MBIA),
5.38%, 10/01/24	7,500	7,550,400
Jackson Township School District, New Jersey, GO
(FGIC), 5.00%, 4/15/12 (c)	5,200	5,767,060
Monmouth County Improvement Authority, RB,
Governmental Loan (AMBAC):
5.00%, 12/01/11 (c)	980	1,075,981
5.00%, 12/01/11 (c)	975	1,070,491
5.20%, 12/01/14	240	246,396
5.25%, 12/01/15	765	782,457
5.00%, 12/01/17	605	640,507
5.00%, 12/01/18	545	573,814
5.00%, 12/01/19	560	601,462
Morristown Parking Authority, RB, Guaranteed (MBIA),
4.50%, 8/01/37	1,355	1,270,949
New Jersey State Transit Corp., COP, Subordinate,
Federal Transit Admin Grants, Series A-FS (FSA),
5.00%, 9/15/21	1,000	1,028,660
Newark Housing Authority, Refunding RB, Additional,
Newark Redevelopment Project (MBIA),
4.38%, 1/01/37	3,600	3,082,392
Salem County Improvement Authority, RB, Finlaw State
Office Building (FSA):
5.38%, 8/15/28	1,250	1,320,475
5.25%, 8/15/38	700	716,569
		34,085,766
Education — 21.5%
New Jersey Educational Facilities Authority, RB,
Montclair State University, Series A (AMBAC),
5.00%, 7/01/21	1,600	1,648,480
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (FSA),
5.00%, 7/01/35	3,725	3,794,620
Montclair State University, Series J (MBIA),
4.25%, 7/1/30	2,895	2,506,781
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	1,250	1,074,038
Ramapo College, Series I (AMBAC), 4.25%, 7/01/36	3,890	3,197,308
Rowan University, Series B (AGC), 5.00%, 7/01/26	2,575	2,746,547
Stevens Institute Technology, Series A,
5.00%, 7/01/34	1,500	1,281,435

	Par
Municipal Bonds	(000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Educational Facilities Authority, RB:
Rowan University, Series C (MBIA),
5.00%, 7/01/14 (c)	$ 1,185	$ 1,350,071
William Paterson University, Series E (Syncora
Guarantee Inc.), 5.00%, 7/1/21	1,725	1,747,563
New Jersey State Higher Education Assistance Authority,
RB, Series A (AMBAC), AMT, 5.30%, 6/01/17	3,565	3,579,117
University of Medicine & Dentistry of New Jersey,
New Jersey, RB, Series A (AMBAC):
5.50%, 12/01/18	570	567,897
5.50%, 12/01/19	1,145	1,135,130
5.50%, 12/01/20	1,130	1,113,999
5.50%, 12/01/21	865	845,261
		26,588,247
Health — 11.5%
New Jersey Health Care Facilities Financing Authority,
RB, Meridian Health System Obligation Group (FSA),
5.25%, 7/01/19	2,250	2,260,080
New Jersey Health Care Facilities Financing Authority,
RB, Meridian Health, Series I (AGC), 5.00%, 7/01/38	750	739,807
New Jersey Health Care Facilities Financing Authority, RB:
Atlantic City Medical, 5.75%, 7/01/12 (c)	525	590,520
Atlantic City Medical, 6.25%, 7/01/12 (c)	290	330,324
Atlantic City Medical, 6.25%, 7/01/17	325	342,368
Atlantic City Medical, 5.75%, 7/01/25	790	799,235
Meridian Health, Series II (AGC), 5.00%, 7/01/38	3,000	2,959,230
Somerset Medical Center, 5.50%, 7/01/33	1,125	615,071
South Jersey Hospital, 6.00%, 7/01/12 (c)	4,000	4,552,360
Virtua Health (AGC), 5.50%, 7/01/38	1,000	998,510
		14,187,505
Housing — 8.3%
New Jersey State Housing & Mortgage Finance
Agency, RB:
Capital Fund Program, Series A (FSA),
4.70%, 11/01/25	4,325	4,276,301
Home Buyer, Series CC, AMT (MBIA),
5.80%, 10/01/20	2,640	2,730,737
S/F Housing, Series T, AMT, 4.70%, 10/01/37	500	430,820
Series A, AMT (FGIC), 4.90%, 11/01/35	820	730,448
Series AA, 6.50%, 10/01/38	1,350	1,436,063
Newark Housing Authority, RB, South Ward Police
Facility (AGC):
5.75%, 12/01/30	400	403,688
6.75%, 12/01/38	250	267,038
		10,275,095
State — 36.1%
Garden State Preservation Trust, RB (FSA):
2005 Series A, 5.80%, 11/01/22	2,605	2,953,992
CAB, Series B, 5.12%, 11/01/23 (b)	6,925	3,569,076
New Jersey EDA, RB, CAB, Motor Vehicle Surcharge
(MBIA), 4.95%, 7/01/21 (b)	2,325	1,314,973
New Jersey EDA, RB, Cigarette Tax:
5.63%, 6/15/19	1,060	984,348
(Radian), 5.75%, 6/15/29	785	653,041
(Radian), 5.50%, 6/15/31	225	179,408
(Radian), 5.75%, 6/15/34	465	374,720

See Notes to Financial Statements.

26 ANNUAL REPORT JULY 31, 2009

Schedule of Investments (continued) BlackRock MuniYield New Jersey Insured Fund, Inc. (MJI)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey (continued)
State (concluded)
New Jersey EDA, RB, Motor Vehicle Surcharge RB,
Series A (MBIA):
5.00%, 7/01/29	$ 3,900	$ 3,813,264
5.25%, 7/01/33	8,500	8,262,765
5.00%, 7/01/34	1,765	1,705,643
New Jersey EDA, RB, School Facilities Construction,
Series Z (AGC), 6.00%, 12/15/34	1,200	1,307,868
New Jersey EDA, RB, School Facilities, Series U
(AMBAC), 5.00%, 9/01/37	1,000	969,160
New Jersey EDA, Refunding RB, School Facilities
Construction, Series K (MBIA), 5.25%, 12/15/17	750	815,197
New Jersey Sports & Exposition Authority, Refunding
RB (MBIA):
5.50%, 3/01/21	1,540	1,676,182
5.50%, 3/01/22	1,000	1,080,440
New Jersey Transportation Trust Fund Authority, New
Jersey, RB, CAB, Transportation System, Series C (b):
(AMBAC), 5.05%, 12/15/35	2,760	475,603
(FSA), 4.84%, 12/15/32	4,750	1,110,977
New Jersey Transportation Trust Fund Authority,
New Jersey, RB, Transportation System:
Series A (AGC), 5.63%, 12/15/28	780	830,489
Series A (FSA), 5.25%, 12/15/20	4,250	4,712,528
Series B (MBIA), 5.50%, 12/15/21	3,600	3,925,260
Series D (FSA), 5.00%, 6/15/19	3,240	3,464,759
State of New Jersey, COP, Equipment Lease Purchase,
Series A, 5.25%, 6/15/27	500	503,800
		44,683,493
Tobacco — 1.7%
Tobacco Settlement Financing Corp., New Jersey, RB,
7.00%, 6/01/13 (c)	1,715	2,080,775
Transportation — 13.1%
Delaware River Port Authority Pennsylvania & New Jersey,
RB (FSA), 6.00%, 1/01/18	5,000	5,093,650
New Jersey State Turnpike Authority, RB, Growth
& Income Securities, Series B (AMBAC),
6.14%, 1/01/35 (b)	3,005	2,156,689
New Jersey Transportation Trust Fund Authority, New
Jersey, RB, Transportation System, Series A (AMBAC),
5.00%, 12/15/32	730	732,438
Port Authority of New York & New Jersey, RB,
Consolidated:
93rd Series, 6.13%, 6/01/94	1,000	1,089,310
138th (FSA), AMT, 4.75%, 12/01/34	1,000	921,510
146th (FSA), AMT, 4.25%, 12/01/32	5,000	4,101,750
152nd, AMT, 5.75%, 11/01/30	2,000	2,066,840
		16,162,187
Utilities — 15.4%
Essex County Utilities Authority, Refunding RB (AGC),
4.13%, 4/01/22	1,000	974,410
Jersey City Sewage Authority, Refunding RB (AMBAC),
6.25%, 1/01/14	3,750	4,133,287
New Jersey EDA, RB, NJ American Water Co. Inc. Project,
Series A (FGIC), AMT, 6.88%, 11/01/34	5,070	5,070,862

	Par
Municipal Bonds	(000)	Value
New Jersey (concluded)
Utilities (concluded)
New Jersey EDA, RB, Series A, New Jersey, American
Water (AMBAC), AMT, 5.25%, 11/01/32	$ 1,000	$ 860,670
New Jersey EDA, RB, United Water NJ Inc., Series B,
Remarketed (AMBAC), 4.50%, 11/01/25	1,000	1,021,180
North Hudson Sewerage Authority, Refunding RB,
Series A (MBIA), 5.13%, 8/01/20	1,710	1,658,290
Rahway Valley Sewerage Authority, RB, CAB, Series A
(MBIA) (b):
4.74%, 9/01/26	4,100	1,618,926
4.39%, 9/01/33	2,350	563,530
Union County Utilities Authority, RB, Senior Lease,
Ogden Martin, Series A (AMBAC), AMT:
5.38%, 6/01/17	1,590	1,581,255
5.38%, 6/01/18	1,670	1,629,670
		19,112,080
Total Municipal Bonds in New Jersey		169,194,748
Puerto Rico — 10.9%
Education — 2.1%
Puerto Rico Industrial Tourist Educational Medical
& Environmental Control Facilities Financing Authority,
RB, University Plaza Project, Series A (MBIA),
5.00%, 7/01/33	3,000	2,570,610
Health — 3.4%
Puerto Rico Industrial Tourist Educational Medical
& Environmental Control Facilities Financing Authority,
RB, Hospital De La Concepcion, Series A,
6.13%, 11/15/30	4,220	4,241,395
Housing — 0.8%
Puerto Rico HFA, RB, Subordinate, Capital Fund
Modernization, 5.13%, 12/01/27	1,000	1,001,100
State — 1.3%
Puerto Rico Infrastructure Financing Authority, RB, CAB,
Series A (b):
(AMBAC), 4.36%, 7/01/37	2,250	255,803
(FGIC), 4.49%, 7/01/30	2,750	541,695
Puerto Rico Public Buildings Authority, Refunding
RB, Government Facilities, Series M-3 (MBIA),
6.00%, 7/01/27	850	840,761
		1,638,259
Transportation — 1.0%
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC (AGC), 5.50%, 7/01/31	1,185	1,239,048
Utilities — 2.3%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior
Lien, Series A (AGC), 5.13%, 7/01/47	2,000	1,919,020
Puerto Rico Electric Power Authority, RB, Series RR
(CIFG), 5.00%, 7/01/28	1,000	921,730
		2,840,750
Total Municipal Bonds in Puerto Rico		13,531,162
Total Municipal Bonds — 147.6%		182,725,910

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 27

Schedule of Investments (concluded) BlackRock MuniYield New Jersey Insured Fund, Inc. (MJI)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (d)	(000)	Value
Housing — 1.7%
New Jersey State Housing & Mortgage Finance
Agency, RB, Capital Fund Program, Series A (FSA),
5.00%, 5/01/27	$ 1,980	$ 2,079,495
State — 3.2%
Garden State Preservation Trust, RB, 2005 Series A
(FSA), 5.75%, 11/01/28	3,300	3,907,530
Transportation — 1.4%
Port Authority of New York & New Jersey, Refunding RB,
Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	1,829	1,790,921
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 6.3%		7,777,946
Total Long-Term Investments
(Cost — $192,938,671) — 153.9%		190,503,856
Short-Term Securities	Shares
CMA New Jersey Municipal Money Fund,
0.07% (e)(f)	1,325,347	1,325,347
Total Short-Term Securities
(Cost — $1,325,347) — 1.1%		1,325,347
Total Investments (Cost — $194,264,018*) — 155.0%		191,829,203
Other Assets Less Liabilities — 0.9%		1,157,665
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (3.8)%		(4,698,491)
Preferred Shares, at Redemption Value — (52.1)%		(64,481,933)
Net Assets Applicable to Common Shares — 100.0%		$123,806,444
* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost		$189,563,718
Gross unrealized appreciation		$ 6,646,058
Gross unrealized depreciation		(9,064,942)
Net unrealized depreciation		$ (2,418,884)
(a) Represents a step-up bond that pays an initial coupon rate for the first period and then higher coupon rate for the following periods. Rate shown is as of report date.
(b) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c) US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(e) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
	Net
Affiliate	Activity	Income
CMA New Jersey Municipal Money Fund	526,646	$27,855
(f) Represents the current yield as of report date.

•	Effective August 1, 2008, the Fund adopted Financial Accounting Standards Board
Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of invest-
ments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical securities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Fund’s investments:
	Valuation	Investments in
	Inputs	Securities
Assets
	Level 1 — Short-Term Securities	$ 1,325,347
	Level 2 — Long-Term Investments[1]	190,503,856
	Level 3	—
	Total	$ 191,829,203
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

28 ANNUAL REPORT JULY 31, 2009

Schedule of Investments July 31, 2009 BlackRock MuniYield Pennsylvania Insured Fund (MPA)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Pennsylvania — 119.6%
Corporate — 5.0%
Delaware County IDA, Pennsylvania, RB, Water Facilities,
Aqua Pennsylvania Inc. Project, Series B (MBIA), AMT,
5.00%, 11/01/36	$ 2,520	$ 2,208,024
Northumberland County IDA, Refunding RB,
Aqua Pennsylvania Inc. Project (MBIA), AMT,
5.05%, 10/01/39	6,000	4,921,680
Pennsylvania Economic Development Financing
Authority, RB, Waste Management Inc. Project,
Series A, AMT, 5.10%, 10/01/27	1,200	1,050,096
		8,179,800
County/City/Special District/School District — 42.7%
Chambersburg Area School District, GO (MBIA):
5.25%, 3/01/26	2,115	2,154,550
5.25%, 3/01/27	2,500	2,534,950
City of Philadelphia Pennsylvania, GO, Refunding,
Series A (FSA), 5.25%, 12/15/32	7,000	6,779,780
Connellsville Area School District, GO, Series B
(FSA), 5.00%, 11/15/37	1,000	982,090
Delaware Valley Regional Financial Authority, RB,
Series A (AMBAC), 5.50%, 8/01/28	2,230	2,354,479
East Stroudsburg Area School District, GO, Series A
(MBIA), 7.75%, 9/01/27	2,000	2,386,880
Erie County Conventional Center Authority, RB (MBIA),
5.00%, 1/15/36	8,850	8,486,530
Marple Newtown School District, GO (FSA)
5.00%, 6/01/31	3,500	3,540,460
North Allegheny School District, GO, Series C (FSA),
5.25%, 5/01/27	2,175	2,257,085
Northeastern York School District, GO, Series B (MBIA),
5.00%, 4/01/32	1,585	1,570,038
Philadelphia Authority for Industrial Development, RB,
Series B (FSA), 5.50%, 10/01/11 (a)	2,000	2,217,920
Philadelphia Redevelopment Authority, RB,
Neighborhood Transformation, Series A (MBIA),
5.50%, 4/15/22	1,750	1,769,722
Philadelphia Redevelopment Authority, RB, Qualified
Redevelopment Neighborhood, Series B (MBIA), AMT,
5.00%, 4/15/27	4,645	4,184,402
Philadelphia School District, GO:
Series B (FGIC), 5.63%, 8/01/12 (a)	10,000	11,377,200
Series E, 6.00%, 9/01/38	4,800	5,028,912
Reading School District, GO (FSA), 5.00%, 1/15/29	6,000	6,079,080
Scranton School District, Pennsylvania, GO Series A
(FSA), 5.00%, 7/15/38	3,500	3,431,680
Shaler Area School District, Pennsylvania, GO, CAB
(Syncora), 4.79%, 9/01/30 (b)	6,145	1,798,703
York City School District, Pennsylvania, GO, Series A
(Syncora), 5.25%, 6/01/22	1,040	1,076,078
		70,010,539
Education — 9.0%
Gettysburg Municipal Authority, RB (MBIA),
5.00%, 8/15/23	4,000	3,960,160
Pennsylvania Higher Educational Facilities Authority, RB,
Series AE (MBIA), 4.75%, 6/15/32	8,845	8,545,154
University of Pittsburgh, Pennsylvania, RB, Capital
Project, Series B, 5.00%, 9/15/28	2,200	2,278,078
		14,783,392

	Par
Municipal Bonds	(000)	Value
Pennsylvania (continued)
Health — 11.2%
Allegheny County Hospital Development Authority,
RB, Health Center, UPMC Health, Series B (MBIA),
6.00%, 7/01/26	$ 2,000	$ 2,148,040
County of Lehigh Pennsylvania, RB, Lehigh Valley Health
Network, Series A (FSA), 5.00%, 7/01/33	7,995	7,609,241
Monroe County Hospital Authority, Pennsylvania, RB,
Hospital, Pocono Medical Center, 5.13%, 1/01/37	1,265	1,038,110
Montgomery County IDA, Pennsylvania, RB,
ACTS Retirement, Life Community, Series A-1,
6.25%, 11/15/29	235	236,746
Pennsylvania Higher Educational Facilities Authority, RB,
UPMC Health System, Series A, 6.00%, 1/15/22	3,000	3,073,260
Philadelphia Hospitals & Higher Education Facilities
Authority, RB, Presbyterian Medical Center,
6.65%, 12/01/19 (c)	3,000	3,713,610
Sayre Health Care Facilities Authority, RB, Guthrie Health,
Series A, 5.88%, 12/01/31	590	566,235
		18,385,242
Housing — 6.6%
Pennsylvania HFA, RB, Series 96, Series A, AMT,
4.70%, 10/01/37	3,000	2,566,260
Pennsylvania Housing Finance Agency, RB, S/F,
Series 72A (MBIA), AMT, 5.25%, 4/01/21	5,000	5,014,750
Philadelphia Housing Authority, RB, Series A (FSA),
5.50%, 12/01/18	3,000	3,164,280
		10,745,290
State — 12.6%
Commonwealth of Pennsylvania, GO, First Series,
5.00%, 3/15/29	1,900	2,002,277
Pennsylvania Turnpike Commission, RB, Remarketed
Series C of 2003 Pennsylvania Turnpike (MBIA),
5.00%, 12/01/32	13,600	13,679,696
State Public School Building Authority, Pennsylvania,
RB, CAB, Corry Area School District (FSA)(b):
4.85%, 12/15/22	1,980	1,039,243
4.87%, 12/15/23	1,980	965,389
4.89%, 12/15/24	1,980	901,553
4.92%, 12/15/25	1,980	845,440
State Public School Building Authority, Pennsylvania,
RB, Harrisburg School District Project, Series A (AGC),
5.00%, 11/15/33	1,200	1,193,232
		20,626,830
Transportation — 15.8%
City of Philadelphia Pennsylvania, RB, Series A (FSA),
AMT, 5.00%, 6/15/37	7,500	6,303,825
Pennsylvania Turnpike Commission, RB, Series A:
(AMBAC), 5.50%, 12/01/31	7,800	7,947,108
(AMBAC), 5.25%, 12/01/32	350	355,008
Sub-Series B (FSA), 5.25%, 6/01/39	3,500	3,513,090

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 29

Schedule of Investments (continued) BlackRock MuniYield Pennsylvania Insured Fund (MPA)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Pennsylvania (continued)
Transportation (concluded)
Philadelphia Authority for Industrial Development,
RB, Philadelphia Airport System Project, Series A
(MBIA), AMT:
5.50%, 7/01/17	$ 4,000	$ 4,031,360
5.50%, 7/01/18	3,655	3,660,665
		25,811,056
Utilities — 16.7%
Allegheny County Sanitation Authority, Refunding RB,
Series A (MBIA), 5.00%, 12/01/30	5,000	4,797,000
City of Philadelphia Pennsylvania, RB, 1998 General
Ordinance, 4th Series (FSA), 5.00%, 8/01/32	4,500	4,409,640
City of Philadelphia Pennsylvania, RB, Series A,
5.25%, 1/01/36	700	678,580
Delaware County IDA, Pennsylvania, RB, Pennsylvania
Suburban Water Co. Project, Series A (AMBAC), AMT,
5.15%, 9/01/32	5,500	5,041,520
Montgomery County IDA, Pennsylvania, RB, Aqua
Pennsylvania Inc. Project, Series A, AMT,
5.25%, 7/01/42	1,800	1,495,476
Northampton Boro Municipal Authority, RB, Balance
(MBIA), 5.00%, 5/15/34	935	924,453
Pennsylvania IDA, Pennsylvania, RB, Economic
Development (AMBAC), 5.50%, 7/01/20	7,000	7,326,760
Reading Area Water Authority, Pennsylvania, RB (FSA),
5.00%, 12/01/27	2,680	2,762,115
		27,435,544
Total Municipal Bonds in Pennsylvania		195,977,693
Guam — 1.4%
Transportation — 1.4%
Guam International Airport Authority, RB, General,
Series C (MBIA), AMT, 5%, 10/01/23	2,500	2,328,950
Total Municipal Bonds in Guam		2,328,950
Total Municipal Bonds — 121.0%		198,306,643
Municipal Bonds Transferred to
Tender Option Bond Trusts (d)
Pennsylvania — 33.7%
Corporate — 4.5%
East Stroudsburg Area School District, GO, Refunding
(FSA), 5.00%, 9/01/25	7,000	7,352,310
County/City/Special District/School District — 15.4%
Commonwealth of Pennsylvania, GO, First Series,
5.00%, 3/15/28	5,203	5,525,719
Pennsylvania State Public School Building Authority,
Refunding RB, School District of Philadelphia Project,
Series B (FSA), 5.00%, 6/01/26	19,025	19,696,754
		25,222,473

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (d)	(000)	Value
Pennsylvania (concluded)
Health — 3.3%
Geisinger Authority, RB, Series A:
5.13%, 6/01/34	$ 2,500	$ 2,439,775
5.25%, 6/01/39	3,000	2,955,300
		5,395,075
State — 10.5%
State Public School Building Authority, Pennsylvania,
RB, Lease, Philadelphia School District Project (FSA),
5.25%, 6/01/13 (a)	15,000	17,202,300
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 33.7%		55,172,158
Total Long-Term Investments
(Cost — $256,172,784) — 154.7%		253,478,801
Short-Term Securities	Shares
CMA Pennsylvania Municipal Money Fund,
0.04% (e)(f)	1,555,231	1,555,231
Total Short-Term Securities
(Cost — $1,555,231) — 0.9%		1,555,231
Total Investments (Cost — $257,728,015*) — 155.6%		255,034,032
Other Assets Less Liabilities — 1.2%		2,016,649
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (16.3)%		(26,776,546)
Preferred Shares, at Redemption Value — (40.5)%		(66,355,910)
Net Assets Applicable to Common Shares — 100.0%		$163,918,225
* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2009, as computed for federal income tax purposes, were as follows:
Aggregate cost		$232,133,367
Gross unrealized appreciation		$ 9,779,404
Gross unrealized depreciation		(13,607,107)
Net unrealized depreciation		$ (3,827,703)
(a) US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c) Security is collateralized by Municipal or US Treasury Obligations.
(d) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(e) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
	Net
Affiliate	Activity	Income
CMA Pennsylvania Municipal Money Fund	(10,505,931)	$94,725
(f) Represents the current yield as of report date.

See Notes to Financial Statements.

30 ANNUAL REPORT JULY 31, 2009

Schedule of Investments (concluded) BlackRock MuniYield Pennsylvania Insured Fund (MPA)

•	Effective August 1, 2008, the Fund adopted Financial Accounting Standards Board
Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical securities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Fund’s investments:
	Valuation	Investments in
	Inputs	Securities
Assets
	Level 1 — Short-Term Securities	$ 1,555,231
	Level 2 — Long-Term Investments[1]	253,478,801
	Level 3	—
	Total	$ 255,034,032
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 31

Statements of Assets and Liabilities
	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
	MuniHoldings	MuniHoldings	MuniYield	MuniYield	MuniYield	MuniYield
	California	New Jersey	Insured	Michigan	New Jersey	Pennsylvania
	Insured	Insured	Investment	Insured	Insured	Insured
	Fund, Inc.	Fund, Inc.	Fund	Fund, Inc.	Fund, Inc.	Fund
July 31, 2009	(MUC)	(MUJ)	(MFT)	(MIY)	(MJI)	(MPA)
Assets
Investments at value — unaffiliated[1]	$866,616,869	$484,859,527	$171,772,020	$403,171,960	$190,503,856	$253,478,801
Investments at value — affiliated[2]	20,500,814	3,311,943	2,301,550	7,530,323	1,325,347	1,555,231
Cash	22,496	70,352	70,553	44,512	42,575	76,050
Interest receivable	12,636,147	5,280,848	2,430,425	5,207,763	1,785,802	2,855,325
Investments sold receivable	2,754,591	—	6,988,707	—	—	3,434,694
Income receivable — affiliated	243	—	—	—	—	—
Prepaid expenses	61,416	44,172	18,213	37,357	19,705	26,360
Other assets	55,443	—	—	—	—	—
Total assets	902,648,019	493,566,842	183,581,468	415,991,915	193,677,285	261,426,461
Accrued Liabilities
Investments purchased payable	—	—	2,518,834	—	—	3,470,982
Income dividends payable — Common Shares	2,575,091	1,391,575	557,820	1,210,719	563,334	751,977
Investment advisory fees payable	373,169	224,774	80,323	183,873	85,046	113,324
Interest expense and fees payable	125,798	38,069	46,117	48,270	14,122	48,178
Officer’s and Directors’ fees payable	57,341	735	241	563	212	363
Other affiliates payable	5,546	3,356	1,148	2,796	1,271	1,752
Other accrued expenses payable	144,625	76,319	36,299	59,789	40,554	37,382
Total accrued liabilities	3,281,570	1,734,828	3,240,782	1,506,010	704,539	4,423,958
Other Liabilities
Trust certificates[3]	105,202,904	13,262,930	15,375,937	16,190,000	4,684,369	26,728,368
Total Liabilities	108,484,474	14,997,758	18,616,719	17,696,010	5,388,908	31,152,326
Preferred Shares at Redemption Value
$25,000 per share liquidation preference, plus
unpaid dividends[4,5]	254,019,184	172,712,796	56,530,690	144,665,717	64,481,933	66,355,910
Net Assets Applicable to Common Shareholders	$540,144,361	$305,856,288	$108,434,059	$253,630,188	$123,806,444	$163,918,225
Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[6,7]	$585,680,722	$298,669,716	$117,826,735	$263,576,016	$124,136,774	$170,023,959
Undistributed net investment income	5,609,840	4,051,114	1,298,200	3,834,385	2,480,404	2,028,015
Accumulated net realized loss	(14,576,778)	(1,177,885)	(9,839,073)	(10,490,262)	(375,919)	(5,439,766)
Net unrealized appreciation/depreciation	(36,569,423)	4,313,343	(851,803)	(3,289,951)	(2,434,815)	(2,693,983)
Net Assets Applicable to Common Shareholders	$540,144,361	$305,856,288	$108,434,059	$253,630,188	$123,806,444	$163,918,225
Net asset value per Common Share	$ 13.21	$ 14.40	$ 12.83	$ 13.93	$ 14.07	$ 14.28
[1] Investments at cost — unaffiliated	$903,186,292	$480,546,184	$172,623,823	$406,461,911	$192,938,671	$256,172,784
[2] Investments at cost — affiliated	$ 20,500,814	$ 3,311,943	$ 2,301,550	$ 7,530,323	$ 1,325,347	$ 1,555,231
[3] Represents short-term floating rate certificates
issued by tender option bond trusts.
[4] Preferred Shares outstanding:
Par value $0.05 per share	—	—	2,261	4,909	1,965	2,654
Par value $0.10 per share	10,160	6,908	—	877	614	—
[5] Preferred Shares authorized	15,600	8,120	1 million	6,600	2,940	1 million
[6] Common Shares outstanding, $0.10 par value	40,874,458	21,245,413	8,451,814	18,206,301	8,802,099	11,480,567
[7] Common Shares authorized	200 million	200 million	unlimited	200 million	200 million	unlimited

See Notes to Financial Statements.

32 ANNUAL REPORT JULY 31, 2009

Statements of Operations
			BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
			MuniHoldings	MuniYield	MuniYield	MuniYield	MuniYield
	BlackRock MuniHoldings		New Jersey	Insured	Michigan	New Jersey	Pennsylvania
	California Insured Fund, Inc. (MUC)		Insured	Investment	Insured	Insured	Insured
	Period		Fund, Inc.	Fund	Fund, Inc.	Fund, Inc.	Fund
	July 1, 2009	Year Ended	(MUJ)	(MFT)	(MIY)	(MJI)	(MPA)
	to July 31,	June 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2009	2009	July 31, 2009	July 31, 2009	July 31, 2009	July 31, 2009	July 31, 2009
Investment Income
Interest	$ 3,723,856	$ 44,109,948	$ 24,264,636	$ 9,318,521	$ 21,205,581	$ 9,847,119	$ 12,486,562
Income — affiliated	1,277	172,350	61,733	41,866	66,508	27,855	94,725
Total income	3,725,133	44,282,298	24,326,369	9,360,387	21,272,089	9,874,974	12,581,287
Expenses
Investment advisory	445,040	4,986,639	2,693,614	895,620	2,069,216	955,597	1,268,740
Professional	69,131	135,692	98,584	74,390	79,723	63,210	65,066
Commissions for Preferred Shares	34,093	571,754	336,778	118,445	274,029	126,278	145,404
Accounting services	25,562	243,543	134,653	51,270	100,254	53,502	57,230
Printing	18,076	46,301	42,146	15,680	36,835	19,341	21,672
Officer and Directors	11,070	66,439	39,990	14,128	33,073	15,710	20,789
Transfer agent	7,719	69,294	57,715	34,602	56,881	32,858	40,440
Custodian	3,607	39,554	25,483	11,916	22,067	11,613	14,407
Registration	1,260	13,938	9,166	9,583	9,166	9,166	9,166
Miscellaneous	7,463	120,322	83,522	52,786	64,834	46,687	50,810
Total expenses excluding interest
expense and fees	623,021	6,293,476	3,521,651	1,278,420	2,746,078	1,333,962	1,693,724
Interest expense and fees[1]	62,864	2,005,279	319,947	187,191	388,951	113,530	290,588
Total expenses	685,885	8,298,755	3,841,598	1,465,611	3,135,029	1,447,492	1,984,312
Less fees waived by advisor	(71,871)	(974,988)	(278,498)	(26,098)	(52,549)	(11,321)	(36,820)
Total expenses after fees waived	614,014	7,323,767	3,563,100	1,439,513	3,082,480	1,436,171	1,947,492
Net investment income	3,111,119	36,958,531	20,763,269	7,920,874	18,189,609	8,438,803	10,633,795
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	97,759	(7,708,517)	1,281,894	(6,860,292)	(964,623)	369,858	(3,285,490)
Financial futures contracts and
forward interest rate swaps	236,178	—	—	—	—	—	(1,039,288)
	333,937	(7,708,517)	1,281,894	(6,860,292)	(964,623)	369,858	(4,324,778)
Net change in unrealized
appreciation/depreciation on:
Investments	6,201,772	(29,433,520)	(3,750,895)	919,422	(6,206,801)	(2,778,653)	2,407,228
Financial futures contracts and
forward interest rate swaps	(74,560)	74,560	—	—	—	—	227,038
	6,127,212	(29,358,960)	(3,750,895)	919,422	(6,206,801)	(2,778,653)	2,634,266
Total realized and unrealized gain (loss)	6,461,149	(37,067,477)	(2,469,001)	(5,940,870)	(7,171,424)	(2,408,795)	(1,690,512)
Dividends and Distributions to Preferred Shareholders From
Net investment income	(108,541)	(5,987,846)	(3,341,606)	(1,287,734)	(2,941,361)	(1,331,483)	(1,555,575)
Net realized gain	—	—	—	—	—	(95,182)	—
Total dividends and distributions to
Preferred Shareholders	(108,541)	(5,987,846)	(3,341,606)	(1,287,734)	(2,941,361)	(1,426,665)	(1,555,575)
Net Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations	$ 9,463,727	$ (6,096,792)	$ 14,952,662	$ 692,270	$ 8,076,824	$ 4,603,343	$ 7,387,708
[1] Related to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 33

Statements of Changes in Net Assets	BlackRock MuniHoldings California Insured Fund, Inc. (MUC)
	Period
	July 1, 2009	Year Ended
	to July 31,	June 30,
Increase (Decrease) in Net Assets:	2009	2009	2008
Operations
Net investment income	$ 3,111,119	$ 36,958,531	$ 39,376,787
Net realized gain (loss)	333,937	(7,708,517)	7,928,113
Net change in unrealized appreciation/depreciation	6,127,212	(29,358,960)	(32,808,030)
Dividends to Preferred Shareholders from net investment income	(108,541)	(5,987,846)	(13,165,738)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	9,463,727	(6,096,792)	1,331,132
Dividends to Common Shareholders From
Net investment income	(2,575,091)	(26,404,900)	(27,627,211)
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	6,888,636	(32,501,692)	(26,296,079)
Beginning of period	533,255,725	565,757,417	592,053,496
End of period	$540,144,361	$533,255,725	$565,757,417
Undistributed net investment income	$ 5,609,840	$ 5,182,353	$ 592,505

	BlackRock MuniHoldings New Jersey Insured Fund, Inc. (MUJ)
	Year Ended
	July 31,
Increase (Decrease) in Net Assets:	2009	2008
Operations
Net investment income	$ 20,763,269	$ 19,736,589
Net realized gain (loss)	1,281,894	(1,469,777)
Net change in unrealized appreciation/depreciation	(3,750,895)	(8,375,097)
Dividends to Preferred Shareholders from net investment income	(3,341,606)	(6,691,973)
Net increase in net assets applicable to Common Shareholders resulting from operations	14,952,662	3,199,742
Dividends to Common Shareholders From
Net investment income	(14,043,218)	(14,021,973)
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	909,444	(10,822,231)
Beginning of year	304,946,844	315,769,075
End of year	$305,856,288	$304,946,844
Undistributed net investment income	$ 4,051,114	$ 747,397

See Notes to Financial Statements.

34 ANNUAL REPORT JULY 31, 2009

Statements of Changes in Net Assets	BlackRock MuniYield Insured Investment Fund (MFT)
		Period
		November 1,
	Year Ended	2007	Year Ended
	July 31,	to July 31,	October 31,
Increase (Decrease) in Net Assets:	2009	2008	2007
Operations
Net investment income	$ 7,920,874	$ 5,967,801	$ 8,056,928
Net realized gain (loss)	(6,860,292)	(372,939)	176,914
Net change in unrealized appreciation/depreciation	919,422	(7,756,323)	(4,348,589)
Dividends to Preferred Shareholders from net investment income	(1,287,734)	(1,872,136)	(2,631,621)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	692,270	(4,033,597)	1,253,632
Dividends to Common Shareholders From
Net investment income	(5,707,468)	(4,090,678)	(5,721,878)
Net Assets Applicable to Common Shareholders
Total decrease in net assets applicable to Common Shareholders	(5,015,198)	(8,124,275)	(4,468,246)
Beginning of period	113,449,257	121,573,532	126,041,778
End of period	$108,434,059	$113,449,257	$121,573,532
Undistributed net investment income	$ 1,298,200	$ 373,391	$ 339,357

	BlackRock MuniYield Michigan Insured Fund, Inc. (MIY)
		Period
		November 1,
	Year Ended	2007	Year Ended
	July 31,	to July 31,	October 31,
Increase (Decrease) in Net Assets:	2009	2008	2007
Operations
Net investment income	$ 18,189,609	$ 12,731,272	$ 19,208,577
Net realized gain (loss)	(964,623)	(1,246,561)	1,570,157
Net change in unrealized appreciation/depreciation	(6,206,801)	(13,574,409)	(9,721,365)
Dividends to Preferred Shareholders from net investment income	(2,941,361)	(4,212,108)	(5,850,606)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	8,076,824	(6,301,806)	5,206,763
Dividends to Common Shareholders From
Net investment income	(12,252,841)	(9,485,483)	(12,962,886)
Net Assets Applicable to Common Shareholders
Total decrease in net assets applicable to Common Shareholders	(4,176,017)	(15,787,289)	(7,756,123)
Beginning of period	257,806,205	273,593,494	281,349,617
End of period	$253,630,188	$257,806,205	$273,593,494
Undistributed net investment income	$ 3,834,385	$ 825,729	$ 1,796,256

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 35

Statements of Changes in Net Assets	BlackRock MuniYield New Jersey Insured Fund, Inc. (MJI)
		Period
		November 1,
	Year Ended	2007	Year Ended
	July 31,	to July 31,	October 31,
Increase (Decrease) in Net Assets:	2009	2008	2007
Operations
Net investment income	$ 8,438,803	$ 6,056,221	$ 8,403,981
Net realized gain (loss)	369,858	(17,732)	588,462
Net change in unrealized appreciation/depreciation	(2,778,653)	(6,708,329)	(4,321,927)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(1,331,483)	(1,835,167)	(2,420,847)
Net realized gain	(95,182)	(42,392)	(23,780)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	4,603,343	(2,547,399)	2,225,889
Dividends and Distributions to Common Shareholders From
Net investment income	(5,879,803)	(4,289,500)	(5,747,771)
Net realized gain	(150,243)	(103,918)	(70,742)
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(6,030,046)	(4,393,418)	(5,818,513)
Net Assets Applicable to Common Shareholders
Total decrease in net assets applicable to Common Shareholders	(1,426,703)	(6,940,817)	(3,592,624)
Beginning of period	125,233,147	132,173,964	135,766,588
End of period	$123,806,444	$125,233,147	$132,173,964
Undistributed net investment income	$ 2,480,404	$ 1,253,004	$ 1,307,514

	BlackRock MuniYield Pennsylvania Insured Fund (MPA)
		Period
		November 1,
	Year Ended	2007	Year Ended
	July 31,	to July 31,	October 31,
Increase (Decrease) in Net Assets:	2009	2008	2007
Operations
Net investment income	$ 10,633,795	$ 8,207,974	$ 11,615,514
Net realized gain (loss)	(4,324,778)	(312,302)	2,337,245
Net change in unrealized appreciation/depreciation	2,634,266	(13,306,589)	(6,999,004)
Dividends to Preferred Shareholders from net investment income	(1,555,575)	(2,559,463)	(3,638,710)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	7,387,708	(7,970,380)	3,315,045
Dividends to Common Shareholders From
Net investment income	(7,588,655)	(5,717,322)	(7,910,111)
Net Assets Applicable to Common Shareholders
Total decrease in net assets applicable to Common Shareholders	(200,947)	(13,687,702)	(4,595,066)
Beginning of period	164,119,172	177,806,874	182,401,940
End of period	$163,918,225	$164,119,172	$177,806,874
Undistributed net investment income	$ 2,028,015	$ 559,654	$ 677,381

See Notes to Financial Statements.

36 ANNUAL REPORT JULY 31, 2009

Statements of Cash Flows	BlackRock MuniHoldings California Insured Fund, Inc. (MUC)
	Period
	July 1, 2009	Year Ended
	to July 31,	June 30,
	2009	2009[1]
Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations, excluding dividends to Preferred Shareholders	$ 9,572,268	$ (108,946)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in collateral on financial futures contracts	400,000	(400,000)
(Increase) decrease in interest receivable	(253,030)	1,327,741
(Increase) decrease in income receivable — affiliated	460	(520)
(Increase) decrease in margin variation receivable	37,500	(37,500)
Increase in prepaid expenses and other assets	(31,723)	(1,191)
Increase in other assets	(11,157)	(29,628)
(Decrease) increase in investment advisory fees payable	27,425	(53,298)
Decrease in interest expense and fees payable	(301,506)	(14,149)
(Decrease) increase in other affiliates payable	986	(3,071)
(Decrease) increase in other accrued expenses payable	34,286	(66,047)
Increase in Officer’s and Directors’ fees payable	11,555	27,756
Net realized and unrealized gain (loss)	(6,224,971)	37,142,037
Amortization of premium and discount on investments	272,784	1,936,309
Proceeds from sales of long-term investments	9,493,317	225,130,966
Purchases of long-term investments	(20,265,112)	(162,724,235)
Net (purchases) proceeds of short-term securities	43,299,435	(32,992,873)
Net cash provided by operating activities	36,062,517	69,133,351
Cash Used for Financing Activities
Cash receipts from trust certificates	—	33,369,587
Cash payments for trust certificates	—	(70,511,683)
Payments of redemptions of Preferred Shares	(33,375,000)	—
Cash dividends paid to Common Shareholders	(2,575,091)	(25,996,155)
Cash dividends paid to Preferred Shareholders	(107,511)	(6,056,925)
Cash used for financing activities	(36,057,602)	(69,195,176)
Cash
Net increase (decrease) in cash	4,915	(61,825)
Cash at beginning of period	17,581	79,406
Cash at end of period	$ 22,496	$ 17,581
Cash Flow Information
Cash paid during the period for interest	$ 364,370	$ 2,019,428
[1] Amounts have been reclassified to conform with current period presentation.
A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 37

Financial Highlights		BlackRock MuniHoldings California Insured Fund, Inc. (MUC)
	Period
	July 1, 2009
	to July 31,		Year Ended June 30,
	2009	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 13.05	$ 13.84	$ 14.48	$ 14.44	$ 15.40	$ 14.73
Net investment income[1]	0.08	0.90	0.96	1.01	1.05	1.07
Net realized and unrealized gain (loss)	0.14	(0.89)	(0.60)	0.07	(0.85)	0.69
Dividends to Preferred Shareholders from net investment income	(0.00)[2]	(0.15)	(0.32)	(0.31)	(0.25)	(0.14)
Net increase (decrease) from investment operations	0.22	(0.14)	0.04	0.77	(0.05)	1.62
Dividends to Common Shareholders from net investment income	(0.06)	(0.65)	(0.68)	(0.73)	(0.91)	(0.95)
Net asset value, end of period	$ 13.21	$ 13.05	$ 13.84	$ 14.48	$ 14.44	$ 15.40
Market price, end of period	$ 12.18	$ 11.07	$ 12.24	$ 13.92	$ 13.94	$ 14.97
Total Investment Return[3]
Based on net asset value	1.75%[4]	0.21%	0.64%	5.46%	(0.29)%	11.56%
Based on market price	10.59%[4]	(3.88)%	(7.41)%	5.02%	(0.98)%	19.56%
Ratios to Average Net Assets Applicable to Common Shares
Total expenses[5]	1.34%[6,7]	1.59%	1.58%	1.66%	1.41%	1.22%
Total expenses after fees waived[5]	1.19%[6,7]	1.40%	1.50%	1.60%	1.35%	1.16%
Total expenses after fees waived and excluding interest expense and fees[5,8]	1.06%[6,7]	1.02%	1.14%	1.12%	1.10%	1.11%
Net investment income[5]	6.59%[6,7]	7.08%	6.72%	6.81%	7.01%	6.99%
Dividends to Preferred Shareholders	0.23%[6]	1.15%	2.22%	2.11%	1.68%	0.93%
Net investment income to Common Shareholders	6.36%[6,7]	5.93%	4.50%	4.70%	5.33%	6.06%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 540,144	$ 533,256	$ 565,757	$ 592,053	$ 589,404	$ 626,109
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)	$ 254,000	$ 287,375	$ 287,375	$ 390,000	$ 390,000	$ 390,000
Portfolio turnover	1%	19%	43%	35%	34%	47%
Asset coverage per Preferred Share at $25,000 liquidation preference,
end of period	$ 78,166	$ 71,392	$ 74,225[9]	$ 62,965[9]	$ 62,795[9]	$ 65,140[9]
[1] Based on average shares outstanding.
[2] Amount is less than $(0.01) per share.
[3] Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude effects of sales charges.
[4] Aggregate total investment return.
5 Do not reflect the effect of dividends to Preferred Shareholders.
[6] Annualized.
[7] Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses, total expenses after fees waived, total expenses after fees waived and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been
1.43%, 1.28%, 1.15%, 6.50% and 6.27%, respectively.
[8] Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
[9] Amounts have been recalculated to conform with current period presentation.

See Notes to Financial Statements.

38 ANNUAL REPORT JULY 31, 2009

Financial Highlights	BlackRock MuniHoldings New Jersey Insured Fund, Inc. (MUJ)
			Year Ended July 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 14.35	$ 14.86	$ 14.91	$ 15.62	$ 15.03
Net investment income[1]	0.98	0.93	1.03	1.03	1.04
Net realized and unrealized gain (loss)	(0.11)	(0.47)	(0.03)	(0.61)	0.66
Dividends to Preferred Shareholders from net investment income	(0.16)	(0.31)	(0.31)	(0.26)	(0.16)
Net increase from investment operations.	0.71	0.15	0.69	0.16	1.54
Dividends to Common Shareholders from net investment income	(0.66)	(0.66)	(0.74)	(0.87)	(0.95)
Net asset value, end of year	$ 14.40	$ 14.35	$ 14.86	$ 14.91	$ 15.62
Market price, end of year	$ 13.38	$ 12.93	$ 14.40	$ 14.98	$ 15.89
Total Investment Return[2]
Based on net asset value	6.13%	1.35%	4.71%	1.09%	10.63%
Based on market price	9.45%	(5.76)%	0.99%	(0.16)%	19.37%
Ratios to Average Net Assets Applicable to Common Shares
Total expenses[3]	1.30%	1.30%	1.45%	1.45%	1.31%
Total expenses after fees waived[3]	1.21%	1.23%	1.40%	1.39%	1.25%
Total expenses after fees waived and excluding interest expense and fees[3,4]	1.10%	1.15%	1.17%	1.15%	1.14%
Net investment income[3]	7.04%	6.22%	6.77%	6.80%	6.69%
Dividends to Preferred Shareholders	1.13%	2.11%	2.03%	1.72%	1.02%
Net investment income to Common Shareholders	5.91%	4.11%	4.74%	5.08%	5.67%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 305,856	$ 304,947	$ 315,769	$ 315,649	$ 328,853
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$ 172,700	$ 176,700	$ 203,000	$ 203,000	$ 203,000
Portfolio turnover	9%	12%	17%	16%	29%
Asset coverage, end of year per $1,000	$ 2,771[5]	$ 2,726[5]	$ 2,556[5]	$ 2,555[5]	$ 2,620
[1] Based on average shares outstanding.
[2] Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude effects of sales charges.
3 Do not reflect the effect of dividends to Preferred Shareholders.
[4] Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
[5] Asset coverage per Preferred Share at $25,000 liquidation preference for the years ended 2009, 2008, 2007 and 2006 were $69,278, $68,152, $63,898 and $63,884, respectively.

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 39

Financial Highlights			BlackRock MuniYield Insured Investment Fund (MFT)
		Period
	Year Ended November 1, 2007
	July 31,	to July 31,		Year Ended October 31,
	2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$ 13.42	$ 14.38	$ 14.91	$ 14.72	$ 15.22	$ 15.04
Net investment income[1]	0.94	0.71	0.95	0.97	0.98	0.98
Net realized and unrealized gain (loss)	(0.70)	(0.97)	(0.49)	0.24	(0.38)	0.20
Dividends to Preferred Shareholders from net investment income	(0.15)	(0.22)	(0.31)	(0.27)	(0.17)	(0.07)
Net increase from investment operations	0.09	(0.48)	0.15	0.94	0.43	1.11
Dividends to Common Shareholders from net investment income	(0.68)	(0.48)	(0.68)	(0.75)	(0.90)	(0.93)
Capital charges resulting from issuance of Preferred Shares	—	—	—	—	(0.03)	—
Net asset value, end of period	$ 12.83	$ 13.42	$ 14.38	$ 14.91	$ 14.72	$ 15.22
Market price, end of period	$ 11.80	$ 11.75	$ 12.74	$ 14.21	$ 14.18	$ 14.98
Total Investment Return[2]
Based on net asset value	1.94%	(2.97)%[3]	1.39%	6.87%	2.72%	7.98%
Based on market price	7.08%	(4.11)%[3]	(5.75)%	5.73%	0.54%	12.73%
Ratios to Average Net Assets Applicable to Common Shares
Total expenses[4]	1.40%	1.51%[5]	1.54%	1.46%	1.38%	1.28%
Total expenses after fees waived[4]	1.37%	1.49%[5]	1.52%	1.45%	1.38%	1.27%
Total expenses after fees waived and excluding interest expense and fees[4,6]	1.19%	1.18%[5]	1.20%	1.17%	1.20%	1.09%
Net investment income[4]	7.54%	6.60%[5]	6.53%	6.58%	6.50%	6.54%
Dividends to Preferred Shareholders	1.23%	2.07%[5]	2.13%	1.87%	1.13%	0.48%
Net investment income to Common Shareholders	6.31%	4.53%[5]	4.40%	4.71%	5.37%	6.06%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 108,434	$ 113,449	$ 121,574	$ 126,042	$ 124,422	$ 128,455
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)	$ 56,525	$ 62,250	$ 72,000	$ 72,000	$ 72,000	$ 60,000
Portfolio turnover.	43%	21%	26%	34%	52%	28%
Asset coverage per Preferred Shares at $25,000 liquidation preference,
end of period	$ 72,961	$ 70,569[7]	$ 67,220[7]	$ 68,769[7]	$ 68,212[7]	$ 78,528[7]
[1] Based on average shares outstanding.
[2] Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude effects of sales charges.
[3] Aggregate total investment return.
4 Do not reflect the effect of dividends to Preferred Shareholders.
[5] Annualized.
[6] Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
[7] Amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.

40 ANNUAL REPORT JULY 31, 2009

Financial Highlights			BlackRock MuniYield Michigan Insured Fund, Inc. (MIY)
		Period
	Year Ended November 1, 2007
	July 31,	to July 31,		Year Ended October 31,
	2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$ 14.16	$ 15.03	$ 15.45	$ 15.32	$ 15.96	$ 15.94
Net investment income[1]	1.00	0.70	1.06	1.04	1.08	1.06
Net realized and unrealized gain (loss)	(0.40)	(0.82)	(0.45)	0.22	(0.54)	0.03
Dividends to Preferred Shareholders from net investment income	(0.16)	(0.23)	(0.32)	(0.29)	(0.18)	(0.07)
Net increase (decrease) from investment operations	0.44	(0.35)	0.29	0.97	0.36	1.02
Dividends to Common Shareholders from net investment income	(0.67)	(0.52)	(0.71)	(0.84)	(0.98)	(1.00)
Capital charges with respect to the issuance of Preferred Shares	—	—	—	—	(0.02)	—
Net asset value, end of period	$ 13.93	$ 14.16	$ 15.03	$ 15.45	$ 15.32	$ 15.96
Market price, end of period	$ 12.25	$ 12.30	$ 13.40	$ 14.67	$ 15.31	$ 15.37
Total Investment Return[2]
Based on net asset value	4.66%	(2.02)%[3]	2.30%	6.64%	2.24%	7.04%
Based on market price	5.95%	(4.54)%[3]	(3.95)%	1.32%	6.10%	11.85%
Ratios to Average Net Assets Applicable to Common Shares
Total expenses[4]	1.27%	1.42%[5]	1.55%	1.62%	1.42%	1.22%
Total expenses after fees waived[4]	1.25%	1.40%[5]	1.55%	1.61%	1.42%	1.19%
Total expenses after fees waived and excluding interest expense and fees[4,6]	1.09%	1.13%[5]	1.12%	1.11%	1.10%	1.00%
Net investment income[4]	7.37%	6.19%[5]	6.95%	6.84%	6.84%	6.69%
Dividends to Preferred Shareholders	1.19%	2.05%[5]	2.12%	1.87%	1.13%	0.46%
Net investment income to Common Shareholders	6.18%	4.14%[5]	4.83%	4.97%	5.71%	6.23%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 253,630	$ 257,806	$ 273,593	$ 281,350	$ 278,250	$ 289,695
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)	$ 144,650	$ 144,650	$ 165,000	$ 165,000	$ 165,000	$ 140,000
Portfolio turnover	9%	21%	10%	15%	25%	32%
Asset coverage, end of period per $1,000	$ 2,753[7]	$ 2,782[7]	$ 2,658[7]	$ 2,705[7]	$ 2,686	$ 3,069
[1] Based on average shares outstanding.
[2] Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude effects of sales charges.
[3] Aggregate total investment return.
4 Do not reflect the effect of dividends to Preferred Shareholders.
[5] Annualized.
[6] Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
[7] Asset coverage per Preferred Share at $25,000 liquidation preference for the periods ended 2009, 2008, 2007 and 2006 were $68,838, $69,563, $66,461 and $67,638, respectively.

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 41

Financial Highlights		BlackRock MuniYield New Jersey Insured Fund, Inc. (MJI)
		Period
	Year Ended November 1, 2007
	July 31,	to July 31,		Year Ended October 31,
	2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$ 14.23	$ 15.02	$ 15.42	$ 15.07	$ 15.46	$ 15.25
Net investment income[1]	0.96	0.69	0.96	0.97	0.96	1.03
Net realized and unrealized gain (loss)	(0.27)	(0.76)	(0.42)	0.36	(0.27)	0.21
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.15)	(0.21)	(0.28)	(0.25)	(0.16)	(0.06)
Net realized gain	(0.01)	(0.01)	(0.00)[2]	—	—	—
Net increase (decrease) from investment operations	0.53	(0.29)	0.26	1.08	0.53	1.18
Dividends and distributions to Common Shareholders from:
Net investment income	(0.67)	(0.49)	(0.65)	(0.73)	(0.92)	(0.94)
Net realized gain	(0.02)	(0.01)	(0.01)	—	—	—
Total dividends and distributions to Common Shareholders	(0.69)	(0.50)	(0.66)	(0.73)	(0.92)	(0.94)
Capital charges with respect to the issuance of Preferred Shares	—	—	—	—	0.00[3]	(0.03)
Net asset value, end of period	$ 14.07	$ 14.23	$ 15.02	$ 15.42	$ 15.07	$ 15.46
Market price, end of period	$ 12.82	$ 12.81	$ 13.70	$ 14.96	$ 14.65	$ 15.16
Total Investment Return[4]
Based on net asset value	4.94%	(1.67)%[5]	2.00%	7.50%	3.49%	7.99%
Based on market price	6.22%	(2.95)%[5]	(4.10)%	7.28%	2.60%	12.23%
Ratios to Average Net Assets Applicable to Common Shares
Total expenses[6]	1.22%	1.24%[7]	1.37%	1.59%	1.52%	1.35%
Total expenses after fees waived[6]	1.21%	1.24%[7]	1.37%	1.59%	1.52%	1.33%
Total expenses after fees waived and excluding interest expense and fees[6,8]	1.11%	1.18%[7]	1.17%	1.15%	1.16%	1.06%
Net investment income[6]	7.10%	6.18%[7]	6.30%	6.46%	6.21%	6.79%
Dividends to Preferred Shareholders	1.12%	1.87%[7]	1.81%	1.63%	1.03%	0.42%
Net investment income to Common Shareholders	5.98%	4.31%[7]	4.49%	4.83%	5.18%	6.37%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 123,806	$ 125,233	$ 132,174	$ 135,767	$ 132,622	$ 135,370
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)	$ 64,475	$ 65,700	$ 73,500	$ 73,500	$ 73,500	$ 73,500
Portfolio turnover	8%	13%	23%	11%	29%	16%
Asset coverage per Preferred Share at $25,000 liquidation preference,
end of period	$ 73,008	$ 72,666[9]	$ 69,965[9]	$ 71,185[9]	$ 70,110[9]	$ 71,050[9]
[1] Based on average shares outstanding.
[2] Amount is less than ($0.01) per share.
[3] Amount is less than $0.01 per share.
[4] Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude effects of sales charges.
[5] Aggregate total investment return.
6 Do not reflect the effect of dividends to Preferred Shareholders.
[7] Annualized.
[8] Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
[9] Amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.

42 ANNUAL REPORT JULY 31, 2009

Financial Highlights			BlackRock MuniYield Pennsylvania Insured Fund (MPA)
		Period
	Year Ended November 1, 2007
	July 31,	to July 31,		Year Ended October 31,
	2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$ 14.30	$ 15.49	$ 15.89	$ 15.57	$ 16.04	$ 15.56
Net investment income[1]	0.93	0.71	1.01	1.01	1.05	1.08
Net realized and unrealized gain (loss)	(0.15)	(1.18)	(0.40)	0.36	(0.35)	0.48
Dividends to Preferred Shareholders from net investment income	(0.14)	(0.22)	(0.32)	(0.27)	(0.19)	(0.08)
Net increase (decrease) from investment operations	0.64	(0.69)	0.29	1.10	0.51	1.48
Dividends to Common Shareholders from net investment income	(0.66)	(0.50)	(0.69)	(0.78)	(0.96)	(1.00)
Capital charges with respect to the issuance of Preferred Shares	—	—	—	(0.00)[2]	(0.02)	—
Net asset value, end of period	$ 14.28	$ 14.30	$ 15.49	$ 15.89	$ 15.57	$ 16.04
Market price, end of period	$ 12.87	$ 12.43	$ 13.67	$ 14.60	$ 14.91	$ 15.61
Total Investment Return[3]
Based on net asset value	5.88%	(4.18)%[4]	2.19%	7.52%	3.16%	10.15%
Based on market price	9.78%	(5.62)%[4]	(1.85)%	3.16%	1.51%	12.63%
Ratios to Average Net Assets Applicable to Common Shares
Total expenses[5]	1.27%	1.50%[6]	1.72%	1.70%	1.70%	1.33%
Total expenses after fees waived[5]	1.25%	1.48%[6]	1.72%	1.69%	1.69%	1.32%
Total expenses after fees waived and excluding interest expense and fees[5,7]	1.06%	1.13%[6]	1.13%	1.13%	1.13%	1.05%
Net investment income[5]	6.82%	6.18%[6]	6.44%	6.49%	6.56%	6.89%
Dividends to Preferred Shareholders	1.00%	1.93%[6]	2.02%	1.76%	1.17%	0.51%
Net investment income to Common Shareholders	5.82%	4.25%[6]	4.42%	4.73%	5.39%	6.38%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 163,918	$ 164,119	$ 177,807	$ 182,402	$ 178,771	$ 183,877
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)	$ 66,350	$ 77,400	$ 102,000	$ 102,000	$ 102,000	$ 88,000
Portfolio turnover	18%	24%	35%	25%	42%	41%
Asset coverage per Preferred Share at $25,000 liquidation preference,
end of period	$ 86,765	$ 78,018[8]	$ 68,585[8]	$ 69,717[8]	$ 68,827[8]	$ 77,241[8]
[1] Based on average shares outstanding.
[2] Amount is less than ($0.01) per share.
[3] Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude effects of sales charges.
[4] Aggregate total investment return.
5 Do not reflect the effect of dividends to Preferred Shareholders.
[6] Annualized.
[7] Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
[8] Amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2009 43

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock MuniHoldings California Insured Fund, Inc. (“MuniHoldings
California Insured”), BlackRock MuniHoldings New Jersey Insured Fund,
Inc. (“MuniHoldings New Jersey Insured), BlackRock MuniYield Insured
Investment Fund (formerly MuniYield BlackRock Florida Insured Fund)
(“MuniYield Insured Investment”), BlackRock MuniYield Michigan Insured
Fund, Inc. (“MuniYield Michigan Insured”), BlackRock MuniYield New Jersey
Insured Fund, Inc. (“MuniYield New Jersey Insured”) and BlackRock
MuniYield Pennsylvania Insured Fund (“MuniYield Pennsylvania Insured”)
(collectively, the “Funds” or individually, as the “Fund”) are registered under the Investment Company Act of 1940, as amended (the “1940
Act”), as non-diversified, closed-end management investment companies.
MuniHoldings California Insured, MuniHoldings New Jersey Insured,
MuniYield Michigan Insured and MuniYield New Jersey Insured are organ-
ized as Maryland corporations. MuniYield Insured Investment and MuniYield
Pennsylvania Insured are organized as Massachusetts business trusts. The
Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Boards of Directors and the Boards of
Trustees of the Funds are referred to throughout this report as the “Board of Directors” or the “Board.” MuniHoldings California Insured’s year end changed to July 31. The Funds determine and make available for publica-
tion the net asset value of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Fund’s Board. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Swap agreements are valued by utilizing quotes received daily by each Fund’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by each Fund’s Board as reflecting fair value (“Fair Value
Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the
Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The
Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such trans-
actions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such con-
ditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.
Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-
delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized gain of the commitment.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Funds
leverage their assets through the use of tender option bond trusts (“TOBs”)
A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has con-
tributed bonds. A TOB typically issues two classes of beneficial interests:
short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a
Fund include the right of the Fund (1) to cause the holders of a propor-
tional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to the Fund. The TOB may also be termi-
nated without the consent of the Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal security, a substantial downgrade in credit quality of the municipal security, the inability of the
TOB to obtain quarterly or annual renewal of the liquidity support agree-
ment, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to each Fund, which typically invests the cash in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the
Funds’ Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and

44 ANNUAL REPORT JULY 31, 2009

Notes to Financial Statements (continued)

other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Funds. The floating rate certifi-
cates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At July 31, 2009, the aggregate value of the underlying munici-
pal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for the trust certificates were as follows:

	Underlying	Liability
	Municipal Bonds	For Trust	Range of
	Transferred to TOBs	Certificates	Interest Rates
MuniHoldings California
Insured	$183,658,839	$105,202,904	0.23% – 0.58%
MuniHoldings New Jersey
Insured	$ 21,748,924	$ 13,262,930	0.41% – 1.56%
MuniYield Insured
Investment	$ 29,550,866	$ 15,375,937	0.25% – 1.92%
MuniYield Michigan
Insured	$ 30,775,237	$ 16,190,000	1.32% – 1.69%
MuniYield New Jersey
Insured	$ 7,777,946	$ 4,684,369	0.41% – 1.56%
MuniYield Pennsylvania
Insured	$ 55,172,158	$ 26,728,368	0.25% – 1.48%
For the period ended July 31, 2009, the Funds’ average trust certificates outstanding and the daily weighted average interest rate were as follows:
		Average Trust	Daily Weighted
		Certificates	Average
		Outstanding	Interest Rate
MuniHoldings California Insured		$ 105,202,903	0.66%*
MuniHoldings New Jersey Insured		$ 17,351,442	1.83%
MuniYield Insured Investment		$ 11,779,382	1.58%
MuniYield Michigan Insured		$ 21,561,808	1.79%
MuniYield New Jersey Insured		$ 6,190,739	1.82%
MuniYield Pennsylvania Insured		$ 20,628,722	1.40%
* Annualized.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environ-
ment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds’ investments in TOBs likely will adversely affect each Fund’s investment income and distributions to shareholders. Also, fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Funds’ net asset value per share.

Zero-Coupon Bonds: Each Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that each Fund either receive collateral or segregate assets in connection with certain investments (e.g., financial futures contracts and swaps) each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.
Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/
deposit securities as collateral for certain investments (e.g., financial futures contracts and swaps). As part of these agreements, when the value of these investments achieves a previously agreed upon value (minimum transfer amount), each party may be required to deliver additional collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. Each Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on the Funds’ US federal tax returns remain open for the period ended July 31, 2009 and the four years ended June 30, 2009 for MuniHoldings California Insured, the four years ended July 31, 2009 for
MuniHoldings New Jersey Insured and the periods ended July 31, 2009,
2008 and October 31, 2007 and 2006 for MuniYield Insured Investment,
MuniYield Michigan Insured, MuniYield New Jersey Insured and MuniYield
Pennsylvania Insured. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In June 2009, Statement of Financial
Accounting Standards No. 166, “Accounting for Transfers of Financial Assets
— an amendment of FASB Statement No. 140” (“FAS 166”), was issued.
FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows;
and a transferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date.
Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166.
The impact of FAS 166 on the Funds’ financial statement disclosures, if any, is currently being assessed.

ANNUAL REPORT JULY 31, 2009 45

Notes to Financial Statements (continued)

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each
Fund’s Board, non-interested Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent
Directors had invested the deferred amounts directly in other certain
BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each
Fund. Each Fund may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match their deferred compensation obligations. Investments to cover the Funds’ deferred compensation liability, if any, are included in other assets on the Statements of Assets and Liabilities. Dividends and
distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated on the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counter-
party does not perform under the contract. The Funds may mitigate these losses through master netting agreements included within an International
Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Funds and their counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty each Fund’s certain derivative financial instruments’ payables and/or receivables with collateral held. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and
Collateralization” for information with respect to collateral practices.

The Funds are subject to interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instru-
ments, as described below.

Financial Futures Contracts — The Funds may purchase or sell financial futures contracts and options on financial futures contracts to gain expo-
sure to, or economically hedge against, changes in the value of interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets. Financial futures transactions involve minimal counterparty risk since financial futures contracts are guaranteed against default by the exchange on which they trade. Counterparty risk is also minimized by the daily margin variation.

Swaps — The Funds may enter into swap agreements, in which a Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Swaps are marked-to market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities.
Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obli-
gation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•Forward Interest Rate Swaps: The Funds may enter into forward interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). In a forward inter-
est rate swap, each Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The Funds generally intend to close each forward interest rate swap before the effective date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap.
The Funds’ maximum risk of loss due to counterparty default is the amount of unrealized gain on the contract.

Derivatives Not Accounted for as Hedging Instruments under Financial
Accounting Standards Board Statement of Financial Accounting Standards
No. 133, “Accounting for Derivative Instruments and Hedging Activities”:
The Effect of Derivative Instruments on the Statements of Operations
Period Ended July 31, 2009*

Net Realized Gain (Loss) From
Derivatives Recognized in Income

	MuniHoldings	MuniYield
	California	Pennsylvania
	Insured	Insured
Interest rate contracts:
Financial futures contracts	$ 236,178	$ (107,788)
Forward interest rate swaps	—	(931,500)
Total	$ 236,178	$(1,039,288)

46 ANNUAL REPORT JULY 31, 2009

Notes to Financial Statements (continued)
Net Change in Unrealized Appreciation/Depreciation on
Derivatives Recognized in Income

	MuniHoldings	MuniYield
	California	Pennsylvania
	Insured	Insured
Interest rate contracts:
Financial futures contracts	$ (74,560)	—
Forward interest rate swaps	—	$ 227,038
* As of July 31, 2009, there were no financial futures contracts or forward interest rate swaps outstanding. During the period ended July 31, 2009, the Funds had limited activity in these transactions.
The Effect of Derivative Instruments on the Statement of Operations
Year Ended June 30, 2009

Net Change in Unrealized Appreciation on
Derivatives Recognized in Income

MuniHoldings
California
Insured
Interest rate contracts:
Financial futures contracts		$ 74,560

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America
Corporation (“BAC”) are the largest stockholders of BlackRock, Inc.
(“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., (“Merrill Lynch”) on January 1, 2009.
Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Funds under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s owner-
ship interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

Each Fund has entered into an Investment Advisory Agreement with
BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate of 0.50%, except MuniHoldings California Insured and MuniHoldings New Jersey
Insured, which is 0.55%, of each Fund’s average daily net assets. Average daily net assets is the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager has agreed to waive its advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, which are included in fees waived by advisor in the Statements of Operations. For the period ended
July 31, 2009, the amounts waived were as follows:

Fees Waived
by Manager
MuniHoldings California Insured		$ 10,543
MuniHoldings New Jersey Insured		$ 21,925
MuniYield Insured Investment		$ 26,098
MuniYield Michigan Insured		$ 52,549
MuniYield New Jersey Insured		$ 11,321
MuniYield Pennsylvania Insured		$ 36,820
For the prior year, MuniHoldings California Insured’s waiver was $92,956.
In addition, the Manager has agreed to waive its advisory fee on the proceeds of Preferred Shares and TOBs that exceed 35% of MuniHoldings
California Insured and MuniHoldings New Jersey Insured’s average daily net assets. These amounts are included in fees waived by advisor in the
Statements of Operations. For the period ended July 31, 2009, the amounts waived were as follows:
Fees Waived
by Manager
MuniHoldings California Insured		$ 61,328
MuniHoldings New Jersey Insured		$ 256,573
For the prior year, MuniHoldings California Insured’s waiver was $882,032.
The Manager has entered into a separate sub-advisory agreement with
BlackRock Investment Management, LLC (“BIM”), an affiliate of the
Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by each Fund to the Manager.
For the period ended July 31, 2009, the Funds reimbursed the Manager for certain accounting services in the following amounts, which are included in accounting services on the Statements of Operations.
Accounting
Services
MuniHoldings California Insured		$ 986
MuniHoldings New Jersey Insured		$ 9,703
MuniYield Insured Investment		$ 3,431
MuniYield Michigan Insured		$ 8,108
MuniYield New Jersey Insured		$ 3,862
MuniYield Pennsylvania Insured		$ 4,691
For the prior year, MuniHoldings California Insured’s reimbursement was
$17,117.
Certain officers and/or trustees or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the
Manager for compensation paid to the Funds’ Chief Compliance Officer.
4. Investments:
Purchases and sales of investments, excluding short-term securities, for the current period were as follows:
	Purchases	Sales
MuniHoldings California Insured	$ 20,265,112	$ 12,247,908
MuniHoldings New Jersey Insured	$ 41,367,236	$ 54,167,904
MuniYield Insured Investment	$ 73,903,476	$ 82,355,709
MuniYield Michigan Insured	$ 36,963,423	$ 66,772,008
MuniYield New Jersey Insured	$ 15,308,274	$ 21,243,957
MuniYield Pennsylvania Insured	$ 44,339,004	$ 53,377,384

ANNUAL REPORT JULY 31, 2009 47

Notes to Financial Statements (continued)
5. Income Tax Information:
Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2009 attributable to amortization methods on fixed income securities, the tax classification of distributions received from a regulated investment company, the expiration of capital loss carryforwards and the book tax difference on the sale of residual interests in tender option bond trusts were reclassified to the following accounts:
		MuniHoldings	MuniYield	MuniYield	MuniYield	MuniYield
		New Jersey	Insured	Michigan	New Jersey	Pennsylvania
		Insured	Investment	Insured	Insured	Insured
Paid-in capital		$(22,843,109)	$ (89,052)	$ (346,359)	—	$ (212,525)
Undistributed net investment income		$ (74,728)	$ (863)	$ 13,249	$ (117)	$ (21,204)
Accumulated net realized loss		$ 22,917,837	$ 89,915	$ 333,110	$ 117	$ 233,729
The tax character of distributions paid during the fiscal years ended October 31, 2007, and the fiscal periods ended June 30, 2008, July 31, 2008, June
30, 2009 and July 31, 2009 were as follows:
	MuniHoldings	MuniHoldings	MuniYield	MuniYield	MuniYield	MuniYield
	California	New Jersey	Insured	Michigan	New Jersey	Pennsylvania
	Insured	Insured	Investment	Insured	Insured	Insured
Tax-exempt income
7/31/2009	—	$ 17,384,824	$ 6,878,717	$15,194,202	$ 7,211,286	$ 9,144,230
7/01/2009 – 7/31/2009	$ 2,683,632	—	—	—	—	—
6/30/2009	32,392,746	—	—	—	—	—
7/31/2008	—	20,713,946	—	—	—	—
11/01/2007 – 7/31/2008	—	—	5,962,814	13,697,591	6,108,209	8,276,785
6/30/2008	40,337,041	—	—	—	—	—
10/31/2007	—	—	8,353,499	18,813,492	8,168,618	11,548,821
Ordinary income
7/31/2009	—	—	$ 116,485	—	—	—
11/01/2007 – 7/31/2008	—	—	—	—	$ 16,458	—
6/30/2008	$ 455,908	—	—	—	—	—
10/31/2007	—	—	—	—	53,500	—
Long-term capital gains
7/31/2009	—	—	—	—	$ 245,425	—
11/01/2007 – 7/31/2008	—	—	—	—	146,310	—
10/31/2007	—	—	—	—	41,022	—
Total distributions
7/31/2009	—	$ 17,384,824	$ 6,995,202	$15,194,202	$ 7,456,711	$ 9,144,230
7/01/2009 – 7/31/2009	$ 2,683,632	—	—	—	—	—
6/30/2009	$32,392,746	—	—	—	—	—
7/31/2008	—	$ 20,713,946	—	—	—	—
11/01/2007 – 7/31/2008	—	—	$ 5,962,814	$13,697,591	$ 6,270,977	$ 8,276,785
6/30/2008	$40,792,949	—	—	—	—	—
10/31/2007	—	—	$ 8,353,499	$18,813,492	$ 8,263,140	$11,548,821
As of July 31, 2009 the tax components of accumulated earnings (losses) were as follows:
	MuniHoldings	MuniHoldings	MuniYield	MuniYield	MuniYield	MuniYield
	California	New Jersey	Insured	Michigan	New Jersey	Pennsylvania
	Insured	Insured	Investment	Insured	Insured	Insured
Undistributed tax-exempt income	$ 5,715,700	$ 3,798,258	$ 1,303,879	$ 3,810,686	$ 2,080,054	$ 1,625,921
Undistributed ordinary income	—	—	—	—	22,478	—
Undistributed long-term capital gains	—	—	—	—	302,264	—
Capital loss carryforward	(13,961,368)	(270,405)	(3,735,263)	(8,798,818)	—	(2,948,179)
Net unrealized gains (losses)*	(37,290,693)	3,658,719	(6,961,292)	(4,957,696)	(2,735,126)	(4,783,476)
Total	$(45,536,361)	$ 7,186,572	$ (9,392,676)	$ (9,945,828)	$ (330,330)	$ (6,105,734)
* The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes, the deferral of compensation to directors, and the tax treatment of residual interests in tender option bond trusts.

48 ANNUAL REPORT JULY 31, 2009

Notes to Financial Statements (continued)
As of July 31, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:
	MuniHoldings	MuniHoldings	MuniYield	MuniYield	MuniYield
	California	New Jersey	Insured	Michigan	Pennsylvania
Expires	Insured	Insured	Investment	Insured	Insured
2010	—	—	—	$ 1,124,652	—
2011	$ 3,107,367	$ 235,894	—	—	—
2012	—	—	$ 2,081,725	3,953,220	—
2016	2,097,897	—	659,619	1,689,814	—
2017	8,756,104	34,511	993,919	2,031,132	$ 2,948,179
Total	$13,961,368	$ 270,405	$ 3,735,263	$ 8,798,818	$ 2,948,179

6. Concentration, Market and Credit Risk:

Each Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general econ-
omy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.
Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open trans-
actions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Funds’ Statements of Assets and Liabilities.

7. Capital Share Transactions:

Common Shares

MuniYield Insured Investment and MuniYield Pennsylvania Insured are
authorized to issue an unlimited number of Common Shares of beneficial interest, par value $0.10 per share together with 1 million Preferred Shares of beneficial interest, par value of $0.05 per share. The Funds’ Board is authorized, however, to classify and reclassify any unissued shares of capi-
tal shares without approval of the holders of Common Shares.

MuniHoldings California Insured, MuniHoldings New Jersey Insured,
MuniYield Michigan Insured and MuniYield New Jersey Insured are author-
ized to issue 200 million shares, including Preferred Shares, par value

$0.10 per share or $0.05 per share, all of which were initially classified as
Common Shares. The Funds’ Board is authorized, however, to classify and reclassify any unissued shares of capital shares without approval of holders of Common Shares.

Common Shares

For MuniHoldings California Insured, shares issued and outstanding during the period July 1, 2009 to July 31, 2009 and the years ended June 30,
2009 and June 30, 2008 remained constant.

For MuniHoldings New Jersey Insured, shares issued and outstanding dur-
ing the years ended July 31, 2009 and July 31, 2008 remained constant.

For MuniYield Insured Investment, MuniYield Michigan Insured, MuniYield
New Jersey Insured and MuniYield Pennsylvania Insured, shares issued and outstanding during the year ended July 31, 2009, the period November 1,
2007 to July 31, 2008 and the year ended October 31, 2007 remained constant.

Preferred Shares

The Preferred Shares are redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated unpaid dividends whether or not declared.
The Preferred Shares are also subject to mandatory redemption at their liquidation preference per share plus any accumulated or unpaid divi-
dends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in each
Fund’s Articles Supplementary or Certificate of Designation, as applicable
(“Governing Instrument”) are not satisfied.

From time to time in the future, the Fund that has issued Preferred Shares may affect repurchases of such shares at prices below its liquidation pref-
erences as agreed upon by the Fund and seller. The Fund also may redeem its respective Preferred Shares from time to time as provided in the applicable Governing Instrument. The Fund intends to affect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

ANNUAL REPORT JULY 31, 2009 49

Notes to Financial Statements (continued)

The holders of Preferred Shares have voting rights equal to the holders of
Common Shares (one vote per share) and will vote together with holders of
Common Shares (one vote per share) as a single class. However, holders of
Preferred Shares, voting as a separate class, are also entitled to elect two
Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting sepa-
rately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-
classification as a closed-end investment company or change its funda-
mental investment restrictions or (c) change its business so as to cease to be an investment company.

The Funds had the following series of Preferred Shares outstanding, effective yields and reset frequency as of July 31, 2009:

				Reset
		Preferred	Effective Frequency
	Series	Shares	Yield	Days
MuniHoldings
California Insured	A	1,251[1]	0.52%	7
	B	2,527[1]	0.52%	7
	C	2,084[1]	0.58%	7
	D	1,928[1]	0.58%	7
	E	2,370[1]	0.58%	7
MuniHoldings
New Jersey Insured	A	1,157[1]	0.52%	7
	B	1,157[1]	0.58%	7
	C	2,042[1]	0.58%	7
	D	1,599[1]	0.58%	7
	E	953[1]	0.52%	7
MuniYield Insured Investment	A	1,884[1]	0.52%	7
	B	377[2]	1.63%	7
MuniYield Michigan Insured	A	1,753[1]	0.58%	7
	B	1,753[1]	0.52%	7
	C	1,403[1]	0.58%	7
	D	877[2]	1.57%	7
MuniYield New Jersey Insured	A	1,965[1]	0.52%	7
	B	614[2]	1.63%	7
MuniYield Pennsylvania Insured	A	1,041[1]	0.52%	7
	B	1,249[1]	0.58%	7
	C	364[2]	1.63%	7
[1] The maximum applicable rate on this series of Preferred Shares is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P
30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.
[2] The maximum applicable rate on this series of Preferred Shares is the higher of 110% plus or times (i) the Telerate/BAA LIBOR or (ii) 90% of the Kenny S&P
30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

Dividends on 7-day Preferred Shares are cumulative at a rate which is reset every 7 days based on the results of an auction. If the Preferred
Shares fail to clear the auction on an auction date, the affected Fund is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares is successfully auctioned. The maximum applicable rate on the
Preferred Shares is footnoted as applicable on the above chart. The low,

high and average dividend rates on the Preferred Shares for each Fund for the period ended July 31, 2009 were as follows:
	Series	Low	High	Average
MuniHoldings
California Insured	A	0.43%	0.52%	0.45%
	B	0.35%	0.52%	0.45%
	C	0.35%	0.58%	0.46%
	D	0.38%	0.58%	0.46%
	E	0.40%	0.58%	0.46%
MuniHoldings
New Jersey Insured	A	0.43%	10.21%	1.81%
	B	0.35%	12.26%	1.89%
	C	0.40%	11.35%	1.84%
	D	0.38%	12.57%	1.85%
	E	0.35%	11.73%	1.85%
MuniYield Insured Investment	A	0.43%	10.21%	1.86%
	B	1.45%	12.52%	2.77%
MuniYield Michigan Insured	A	0.40%	11.35%	1.84%
	B	0.35%	11.73%	1.87%
	C	0.38%	12.57%	1.85%
	D	1.49%	10.38%	2.79%
MuniYield New Jersey Insured	A	0.35%	11.73%	1.90%
	B	1.42%	12.25%	2.81%
MuniYield Pennsylvania Insured	A	0.43%	10.21%	1.86%
	B	0.40%	11.35%	1.84%
	C	1.42%	12.25%	2.80%

Since February 13, 2008, the Preferred Shares of each Fund failed to clear any of their auctions. As a result, the Preferred Share dividend rates were reset to the maximum applicable rate, which ranged from 0.35% to
12.57%. A failed auction is not an event of default for the Funds but it has a negative impact on the liquidity of the Preferred Shares. A failed auction occurs when there are more sellers of a fund’s auction rate Preferred
Shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for each Fund’s Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, Preferred
Shareholders may not have the ability to sell the Preferred Shares at their liquidation preference.

The Funds may not declare dividends or make other distributions on
Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

Prior to December 22, 2008, the Funds paid commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount. As of December 2008, commissions paid to broker-dealers on Preferred Shares that experienced a failed auction were reduced to 0.15% on the aggregate principal amount. The Funds will pay commissions of 0.25% on the aggregate principal amount of all shares that successfully clear their auctions.
Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions for the period August 1,
2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate) as follows:

50 ANNUAL REPORT JULY 31, 2009

Notes to Financial Statements (continued)
				Commissions
MuniHoldings New Jersey Insured				$ 231,521
MuniYield Insured Investment				$ 95,353
MuniYield Michigan Insured				$ 174,537
MuniYield New Jersey Insured				$ 93,868
MuniYield Pennsylvania Insured				$ 124,097
During the period ended July 31, 2009, certain Funds announced the fol-
lowing redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:
		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
MuniHoldings
California Insured	A	7/07/2009	164	$4,100,000
	B	7/06/2009	332	$8,300,000
	C	7/06/2009	274	$6,850,000
	D	7/09/2009	253	$6,325,000
	E	7/08/2009	312	$7,800,000
MuniHoldings
New Jersey Insured	A	7/07/2009	27	$ 675,000
	B	7/06/2009	27	$ 675,000
	C	7/08/2009	47	$1,175,000
	D	7/09/2009	37	$ 925,000
	E	7/06/2009	22	$ 550,000
MuniYield Insured Investment	A	7/14/2009	191	$4,775,000
	B	7/09/2009	38	$ 950,000
MuniYield New Jersey Insured	A	7/06/2009	37	$ 925,000
	B	7/06/2009	12	$ 300,000
MuniYield Pennsylvania Insured	A	7/14/2009	173	$4,325,000
	B	7/08/2009	208	$5,200,000
	C	7/06/2009	61	$1,525,000
Shares issued and outstanding during the year ended July 31, 2009 for
MuniYield Michigan Insured remained constant.
During the year ended July 31, 2008, the Funds announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:
		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
MuniHoldings
New Jersey Insured	A	6/24/2008	176	$ 4,400,000
	B	6/27/2008	176	$ 4,400,000
	C	6/25/2008	311	$ 7,775,000
	D	6/26/2008	244	$ 6,100,000
	E	6/23/2008	145	$ 3,625,000
MuniYield Insured Investment	A	6/24/2008	325	$ 8,125,000
	B	6/26/2008	65	$ 1,625,000
MuniYield Michigan Insured	A	6/25/2008	247	$ 6,175,000
	B	6/23/2008	247	$ 6,175,000
	C	6/26/2008	197	$ 4,925,000
	D	6/24/2008	123	$ 3,075,000
MuniYield New Jersey Insured	A	6/23/2008	238	$ 5,950,000
	B	6/27/2008	74	$ 1,850,000
MuniYield Pennsylvania Insured	A	6/24/2008	386	$ 9,650,000
	B	6/25/2008	463	$11,575,000
	C	6/27/2008	135	$ 3,375,000

Shares issued and outstanding during the prior year for MuniHoldings
California Insured remained constant.
During the year ended June 30, 2008, MuniHoldings California Insured announced the following redemptions of Preferred Shares at a price of
$25,000 per share plus any accrued and unpaid dividends through the redemption date:
		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
MuniHoldings
California Insured	A	6/24/2008	505	$12,625,000
	B	6/23/2008	1,021	$25,525,000
	C	6/27/2008	842	$21,050,000
	D	6/26/2008	779	$19,475,000
	E	6/25/2008	958	$23,950,000
The Funds financed the Preferred Shares redemptions with cash received from TOB transactions.
8. Restatement Information:
Subsequent to the initial issuance of MuniYield Michigan Insured’s October
31, 2006 financial statements and MuniHoldings New Jersey Insured’s
July 31, 2006 financial statements, it was determined that the criteria for sale accounting in Financial Accounting Standards No. 140 “Accounting
for Transfers and Servicing of Financial Assets and Extinguishments of
Liabilities” had not been met for certain transfers of municipal bonds and that these transfers should have been accounted for as secured borrowings rather than as sales. As a result, certain financial highlights for each of the two years in the period ended October 31, 2005 (for MuniYield Michigan
Insured) and for the year ended July 31, 2005 (for MuniHoldings New
Jersey Insured) have been restated to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.
Financial Highlights for MuniHoldings New Jersey Insured
Year Ended July 31, 2005
			2005
			Previously
			Reported	Restated
Total expenses[3]			1.20%	1.31%
Total expenses after fees waived[3]			1.14%	1.25%
Portfolio turnover			29.61%	29%
3 Do not reflect the effect of dividends to Preferred Shareholders.
Financial Highlights for MuniYield Michigan Insured
Years Ended October 31, 2005 and 2004
	2005		2004
	Previously	Previously	Previously	Previously
	Reported	Restated	Reported	Restated
Total expenses[4]	1.10%	1.42%	1.02%	1.22%
Total expenses
after fees waived[4]	1.10%	1.42%	1.00%	1.19%
Portfolio turnover	30.16%	25%	36.63%	32%
4 Do not reflect the effect of dividends to Preferred Shareholders.

ANNUAL REPORT JULY 31, 2009 51

Notes to Financial Statements (concluded)
9. Subsequent Events:
Each Fund paid a net investment income dividend on September 1, 2009 to Common Shareholders of record on August 14, 2009 as follows:
	Common Dividend Per Share
MuniHoldings California Insured		$0.0630
MuniHoldings New Jersey Insured		$0.0655
MuniYield Insured Investment		$0.0660
MuniYield Michigan Insured		$0.0665
MuniYield New Jersey Insured		$0.0640
MuniYield Pennsylvania Insured		$0.0655
The dividends declared on Preferred Shares for the period August 1, 2009 to August 31, 2009 were as follows:
		Dividend
	Series	Declared
MuniHoldings
California Insured	A	$13,144
	B	$26,118
	C	$21,155
	D	$20,374
	E	$25,258
MuniHoldings
New Jersey Insured	A	$12,156
	B	$11,745
	C	$21,763
	D	$16,898
	E	$ 9,850
MuniYield Insured Investment	A	$19,795
	B	$11,859
MuniYield Michigan Insured	A	$18,683
	B	$18,118
	C	$14,826
	D	$27,541
MuniYield New Jersey Insured	A	$19,086
	B	$20,309
MuniYield Pennsylvania Insured	A	$10,938
	B	$13,311
	C	$11,315
Management’s evaluation of the impact of all subsequent events on the
Fund’s financial statements was completed through September 28, 2009, the date the financial statements were issued.

52 ANNUAL REPORT JULY 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock
MuniHoldings California Insured Fund, Inc., BlackRock
MuniHoldings New Jersey Insured Fund, Inc., BlackRock
MuniYield Michigan Insured Fund, Inc. and BlackRock
MuniYield New Jersey Insured Fund, Inc. and the Shareholders
and Board of Trustees of BlackRock MuniYield Insured
Investment Fund and BlackRock MuniYield Pennsylvania
Insured Fund (collectively, the “Funds”):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock MuniHoldings
California Insured Fund, Inc., as of July 31, 2009, and the related state-
ments of operations and cash flows for the period July 1, 2009 to July 31,
2009 and for the year ended June 30, 2009, the statements of changes in net assets for the period July 1, 2009 to July 31, 2009 and for each of the two years in the period ended June 30, 2009, and the financial highlights for the period July 1, 2009 to July 31, 2009 and for each of the five years in the period ended June 30, 2009. We have also audited the accompany-
ing statement of assets and liabilities, including the schedule of invest-
ments, of BlackRock MuniHoldings New Jersey Insured Fund, Inc. as of
July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. We have also audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock MuniYield Insured Investment Fund (formerly BlackRock
MuniYield Florida Insured Fund), BlackRock MuniYield New Jersey Insured
Fund, Inc. and BlackRock MuniYield Pennsylvania Insured Fund, as of July
31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for the year ended July 31,
2009, the period November 1, 2007 to July 31, 2008, and the year ended
October 31, 2007, and the financial highlights for the year ended July 31,
2009, the period November 1, 2007 to July 31, 2008, and for each of the four years in the period ended October 31, 2007. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock MuniYield Michigan Insured Fund, Inc., as of July
31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended July 31, 2009, the period November 1, 2007 to July 31, 2008, and the year ended
October 31, 2007, and the financial highlights for the year ended July 31,
2009, the period November 1, 2007 to July 31, 2008 and for each of the two years in the period ended October 31, 2007. These financial state-
ments and financial highlights are the responsibility of the Funds’ manage-
ment. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial high-
lights of BlackRock MuniHoldings New Jersey Insured Fund, Inc. for the year ended July 31, 2005 (before the restatement described in Note 8) were audited by other auditors whose report, dated September 12, 2005, expressed a qualified opinion on those financial highlights because of the errors described in Note 8. The financial highlights of BlackRock MuniYield
Michigan Insured Fund, Inc. for each of the two years in the period ended
October 31, 2005 (before the restatement described in Note 8) were audited by other auditors whose report, dated December 9, 2005, expressed a qualified opinion on those financial highlights because of the errors described in Note 8.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal controls over financial report-
ing. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accord-
ingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-
cial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock MuniHoldings California Insured Fund, Inc. as of July 31, 2009,
the results of its operations and its cash flows for the period July 1, 2009 to July 31, 2009 and the year ended June 30, 2009, the changes in its net assets for the period July 1, 2009 to July 31, 2009 and for each of the two years in the period ended June 30, 2009, and the financial highlights for the period July 1, 2009 to July 31, 2009 and for each of the five years in the period ended June 30, 2009, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our
opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock
MuniHoldings New Jersey Insured Fund, Inc. as of July 31, 2009, the
results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of
America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the finan-
cial position of BlackRock MuniYield Insured Investment Fund, BlackRock
MuniYield New Jersey Insured Fund, Inc. and BlackRock MuniYield
Pennsylvania Insured Fund as of July 31, 2009, the results of their opera-
tions for the year then ended, the changes in their net assets for the year ended July 31, 2009, the period November 1, 2007 to July 31, 2008, and the year ended October 31, 2007, and the financial highlights for the year ended July 31, 2009, the period November 1, 2007 to July 31, 2008, and for each of the four years in the period ended October 31, 2007, in conformity with accounting principles generally accepted in the United
States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniYield Michigan Insured
Fund, Inc. as of July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for the year ended July 31, 2009, the period November 1, 2007 to July 31, 2008, and the year ended

ANNUAL REPORT JULY 31, 2009 53

Report of Independent Registered Public Accounting Firm (concluded)

October 31, 2007, and the financial highlights for the year ended July 31,
2009, the period November 1, 2007 to July 31, 2008 and for each of the two years in the period ended October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

We also have audited the adjustments, applied by management, to restate certain financial highlights of BlackRock MuniHoldings New Jersey Insured
Fund, Inc. (the “New Jersey Insured Fund”) for the year ended July 31,
2005, to correct the errors described in Note 8 and the adjustments, applied by management, to restate certain financial highlights of BlackRock
MuniYield Michigan Insured Fund, Inc. (the “Michigan Insured Fund”) for
each of the two years in the period ended October 31, 2005, to correct the errors described in Note 8. These adjustments are the responsibility of the
New Jersey Insured Fund’s and the Michigan Insured Fund’s management.
The audit procedures that we performed with respect to the adjustments included such tests as we considered necessary in the circumstances and were designed to obtain reasonable assurance about whether the adjust-
ments are appropriate and have been properly applied, in all material respects, to the restated information in New Jersey Insured Fund’s financial highlights for the year ended July 31, 2005 and in Michigan Insured Fund’s financial highlights for each of the two years in the period ended October
31, 2005. We did not perform any audit procedures designed to assess whether any additional adjustments or disclosures to New Jersey Insured

Fund’s financial highlights for the year ended July 31, 2005 or to Michigan
Insured Fund’s financial highlights for each of the two years in the period ended October 31, 2005 might be necessary in order for such financial highlights to be presented in conformity with accounting principles gener-
ally accepted in the United States of America. In our opinion, the adjust-
ments to the financial highlights of New Jersey Insured Fund for the year ended July 31, 2005 and the adjustments to the financial highlights of
Michigan Insured Fund for each of the two years in the period ended
October 31, 2005, for the restatements described in Note 8 are appropri-
ate and have been properly applied, in all material respects. However, we were not engaged to audit, review, or apply any procedures to New Jersey
Insured Fund’s or Michigan Insured Fund’s financial highlights other than with respect to the adjustments described in Note 8 and, accordingly, we do not express an opinion or any other form of assurance on the New
Jersey Insured Fund’s financial highlights for the year ended July 31, 2005 or the Michigan Insured Fund’s financial highlights for each of the two years in the period ended October 31, 2005.

Deloitte & Touche LLP
Princeton, New Jersey
September 28, 2009

54 ANNUAL REPORT JULY 31, 2009

Important Tax Information
All of the net investment income distributions paid by BlackRock MuniHoldings California Insured Fund, Inc., BlackRock MuniHoldings New Jersey Insured
Fund, Inc., BlackRock MuniYield Michigan Insured Fund, Inc., and BlackRock MuniYield Pennsylvania Insured Fund during the taxable period ended July 31,
2009 qualify as tax-exempt interest dividends for federal income tax purposes.
The following table summarizes the taxable per share distributions paid by BlackRock MuniYield Insured Investment Fund and BlackRock MuniYield New
Jersey Insured Fund, Inc. during the taxable year ended July 31, 2009.
	BlackRock MuniYield		BlackRock MuniYield
	Insured Investment Fund		New Jersey Insured Fund, Inc.
	Payable Date	Ordinary Income	Payable Date	Long-Term Gains
Common Shareholders	12/31/08	$ 0.008295	12/31/08	$ 0.017069
Preferred Shareholders:
Series A	12/9/08	$ 10.11	12/1/08	$ 12.76
	12/16/08	$ 5.12	12/8/08	$ 11.75
	—	—	12/22/08	$ 9.30
	—	—	12/29/08	$ 1.17
Series B	12/11/08	$ 16.86	12/5/08	$ 20.22
	12/18/08	$ 0.68	12/12/08	$ 17.55
	—	—	12/19/08	$ 2.41
All of the other net investment income distributions paid by the Funds qualify as tax-exempt interest dividends for federal income tax purposes.

ANNUAL REPORT JULY 31, 2009 55

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (each, a “Board” and, collectively, the “Boards,”
the members of which are referred to as “Board Members”) of each of
BlackRock MuniHoldings California Insured Fund, Inc. (“MUC”), BlackRock
MuniHoldings New Jersey Insured Fund, Inc. (“MUJ”), BlackRock MuniYield
Insured Investment Fund (“MFT”), BlackRock MuniYield Michigan Insured
Fund, Inc. (“MIY”), BlackRock MuniYield New Jersey Insured Fund, Inc.
(“MJI”) and BlackRock MuniYield Pennsylvania Insured Fund (“MPA” and,
together with MUC, MUJ, MFT, MIY and MJI, each a “Fund” and, collectively, the “Funds”) met on April 14, 2009 and May 28 – 29, 2009 to consider the approval of its respective Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the
Fund’s investment advisor. Each Board also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) between its respective Fund, the Manager and BlackRock Investment Management,
LLC (the “Sub-Advisor”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory
Agreements are referred to herein as the “Agreements.” Unless otherwise indicated, references to actions taken by the “Board” or the “Boards” shall mean each Board acting independently with respect to its respective Fund.

Activities and Composition of the Boards

Each Board consists of twelve individuals, ten of whom are not “interested persons” as defined in the Investment Company Act of 1940, as amended
(the “1940 Act”) (the “Independent Board Members”). The Board Members
of each Fund are responsible for the oversight of the operations of such
Fund and perform the various duties imposed on the directors of invest-
ment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member.
Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a
Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the
Executive Committee, which has one interested Board Member) and is chaired by an Independent Board Member. In addition, each Board has established an Ad Hoc Committee on Auction Market Preferred Shares.

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continua-
tion of the Agreements on an annual basis. In connection with this process, each Board assessed, among other things, the nature, scope and quality of the services provided to its respective Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements.

Throughout the year, the Boards, acting directly and through their commit-
tees, considers at each of their meetings factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their share-
holders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior manage-
ment and portfolio managers’ analysis of the reasons for any underperfor-
mance against its peers; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) the Funds’ operating expenses; (d) the resources devoted to, and compliance reports relating to, the Funds’ invest-
ment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services pro-
vided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2009 meeting, each Board requested and received materials specifically relating to the Agreements.
Each Board is engaged in an ongoing process with BlackRock to continu-
ously review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to
BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and open-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; and (f) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on April 14, 2009, each Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2009 meeting, the Boards presented BlackRock with questions and requests for additional informa-
tion and BlackRock responded to these requests with additional written information in advance of the May 28 – 29, 2009 Board meeting.

At an in-person meeting held on May 28 – 29, 2009, each Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and such
Fund and the Sub-Advisory Agreement between such Fund, the Manager

56 ANNUAL REPORT JULY 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

and the Sub-Advisor, each for a one-year term ending June 30, 2010. The
Boards considered all factors they believed relevant with respect to the
Funds, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Funds; (d) economies of scale; and
(e) other factors.

Each Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of its respective Fund’s portfolio holdings, direct and indirect benefits to
BlackRock and its affiliates from their relationship with such Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Boards noted the will-
ingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: Each Board, including its
Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its respective Fund. Throughout the year, each Board compared its respective Fund’s performance to the perform-
ance of a comparable group of closed-end funds, and the performance of at least one relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its respective Fund’s portfolio management team discussing such Fund’s performance and such Fund’s investment objective, strategies and outlook.

Each Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and its respective Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capa-
bilities, BlackRock’s use of technology, BlackRock’s commitment to com-
pliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel.
Each Board also reviewed a general description of BlackRock’s compen-
sation structure with respect to its respective Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, each Board considered the quality of the administrative and non-investment advisory services provided to its respective Fund. BlackRock and its affiliates provide the Funds with certain administrative and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are nec-
essary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services,

including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assist-
ing with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board,
including its Independent Board Members, also reviewed and considered the performance history of its respective Fund. In preparation for the April 14,
2009 meeting, the Boards were provided with reports, independently pre-
pared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each
Board received and reviewed information regarding the investment per-
formance of its respective Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in such Fund’s applicable Lipper category and customized peer group selected by
BlackRock. Each Board was provided with a description of the method-
ology used by Lipper to select peer funds. Each Board regularly reviews the performance of its respective Fund throughout the year.

The Board of MUC noted that in general MUC performed better than its
Peers in that MUC’s performance was at or above the median of its cus-
tomized Lipper peer group composite in two of the one-, three- and five-
year periods reported.

The Boards of MUJ, MIY and MPA noted that in general MUJ, MIY and MPA performed better than their Peers in that each of MUJ, MIY and MPA’s per-
formance was at or above the median of its customized Lipper peer group composite in each of the one-, three- and five-year periods reported.

The Board of MFT noted that MFT performed below the median of its customized Lipper peer group composite in the one-, three- and five-year periods reported. The Board of MFT and BlackRock reviewed the reasons for MFT’s underperformance during these periods compared with its Peers.
The Board of MFT was informed that, among other things, overweight posi-
tions in the hospital and housing sectors and poor performance of some insured and AMT bonds negatively impacted MFT’s performance.

The Board of MJI noted that MJI performed below the median of its cus-
tomized Lipper peer group composite in the three- and five-year periods

ANNUAL REPORT JULY 31, 2009 57

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

reported and MJI performed above the median of its customized Lipper peer group composite in the one-year period reported. The Board and
BlackRock reviewed the reasons for MJI’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, performance was influenced primarily by the spread widening of zero coupon issues that took place last year.

For MFT and MJI, the Board of each respective Fund and BlackRock dis-
cussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve MFT and MJI’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Funds: Each Board, including its Independent
Board Members, reviewed its respective Fund’s contractual advisory fee rates compared with the other funds in its respective Lipper category.
Each Board also compared its respective Fund’s total expenses, as well as actual management fees, to those of other comparable funds. Each
Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including sepa-
rately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s prof-
itability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31,
2007. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that prof-
itability may be affected by numerous factors including, among other things, fee waivers by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Boards noted that, in general, individual fund or product line prof-
itability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Boards considered BlackRock’s overall operating margin compared to the operating margin for leading investment management firms whose operations include advising closed-
end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are consistent with margins earned by similarly situated publicly traded com-
petitors. In addition, the Boards considered, among other things, certain third-party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

Each Board noted that its respective Fund paid contractual management fees, which do not take into account any expense reimbursement or fee waivers, lower than or equal to the median contractual management fees paid by such Fund’s Peers.

D. Economies of Scale: Each Board, including its Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of its respective Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable such Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of such
Fund. The Boards considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Boards also considered
BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

The Boards noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is man-
aged independently consistent with its own investment objectives. The
Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure.

E. Other Factors: The Boards also took into account other ancillary or
“fall-out” benefits that BlackRock or its affiliates and significant share-
holders may derive from their relationship with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment pro-
fessionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative and distribution services. The Boards also noted that BlackRock may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar prac-

58 ANNUAL REPORT JULY 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

tices. The Boards received reports from BlackRock, which included informa-
tion on brokerage commissions and trade execution practices throughout the year.

Conclusion

Each Board, including its Independent Board Members, unanimously approved the continuation of the Advisory Agreement between its respec-
tive Fund and the Manager for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between such Fund, the Manager and
Sub-Advisor for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, each Board, including its
Independent Board Members, was satisfied that the terms of the Agree-
ments were fair and reasonable and in the best interest of its respective

Fund and its shareholders. In arriving at a decision to approve the
Agreements, each Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this deter-
mination. The contractual fee arrangements for each Fund reflects the results of several years of review by such Fund’s Board Members and pred-
ecessor Board Members, and discussions between such Board Members
(and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT JULY 31, 2009 59

Automatic Dividend Reinvestment Plan

How the Plan Works — The Funds offer a Dividend Reinvestment Plan
(“The Plan”) under which income and capital gains dividends paid by a Fund are automatically reinvested in additional Common Shares of the Fund. The Plan is administered on behalf of the shareholders by The
BNY Mellon Shareowner Services for BlackRock MuniHoldings California
Insured Fund, Inc., BlackRock MuniHoldings New Jersey Insured Fund,
Inc., BlackRock MuniYield Insured Investment Fund, BlackRock MuniYield
Michigan Insured Fund, Inc. and BlackRock MuniYield New Jersey Insured
Fund, Inc., and Computershare Trust Company, N.A. for BlackRock MuniYield
Pennsylvania Insured Fund (individually, the “Plan Agent” or together, the
“Plan Agents”). Under the Plan, whenever a Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common
Shares of the Fund. The Plan Agents will acquire the shares for the partici-
pant’s account either (i) through receipt of additional unissued but author-
ized shares of the Funds (“newly issued shares”) or (ii) by purchase of outstanding Common Shares on the open market on the New York Stock
Exchange or NYSE Amex, as applicable or elsewhere. If, on the dividend payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a con-
dition often referred to as a “market premium”), the Plan Agents will invest the dividend amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agents will invest the dividend amount by purchasing on the open market additional shares. If the Plan
Agents are unable to invest the full dividend amount in open market pur-
chases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases
Common Shares of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise their Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan.
Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The
Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the mar-
ket price plus commissions of a Funds’ shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distribu-
tions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participat-
ing in the Plan. The Plan Agents’ service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distribu-
tions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.
Therefore, income and capital gains may still be realized even though shareholders do not receive cash. If, when the Funds’ shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possi-
ble that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Funds’ shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the
Plan might be required to report as ordinary income a portion of their dis-
tributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, includ-
ing any questions about the Plan, should be directed to the Plan Agent at the following addresses: Shareholders of BlackRock MuniHoldings
California Insured Fund, Inc., BlackRock MuniHoldings New Jersey Insured
Fund, Inc., BlackRock MuniYield Insured Investment Fund, BlackRock
MuniYield Michigan Insured Fund, Inc. and BlackRock MuniYield New
Jersey Insured Fund, Inc. should contact The BNY Mellon Shareowner
Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone:
(866) 216-0242 and shareholders of BlackRock MunYield Pennsylvania
Insured Fund should contact Computershare Trust Company, N.A., P.O.
Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1BFM
or overnight correspondence should be directed to the Plan Agent at
250 Royall Street, Canton, MA 02021.

60 ANNUAL REPORT JULY 31, 2009

Officers and Directors
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Non-Interested Directors[1]
Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life Insurance	104 Funds	Arch Chemical
40 East 52nd Street	of the Board	2007	Company of America since 1998; Trustee, Educational Testing Service from 1997	101 Portfolios	(chemical and allied
New York, NY 10022	and Director		to 2009 and Chairman from 2005 to 2009; Senior Advisor, The Fremont Group		products)
1946			since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer of The Conference Board, Inc.
(global business research organization) from 1995 to 2007.
Karen P. Robards	Vice Chair of	Since	Partner of Robards & Company, LLC (financial advisory firm) since 1987;	104 Funds	AtriCure, Inc.
40 East 52nd Street	the Board,	2007	Co-founder and Director of the Cooke Center for Learning and Development,	101 Portfolios	(medical devices);
New York, NY 10022	Chair of		(a not-for-profit organization) since 1987; Director of Enable Medical Corp.		Care Investment
1950	the Audit		from 1996 to 2005.		Trust, Inc. (health
	Committee				care real estate
	and Director				investment trust)
G. Nicholas Beckwith, III	Director	Since	Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith	104 Funds	None
40 East 52nd Street		2007	Family Foundation) and various Beckwith property companies since 2005;	101 Portfolios
New York, NY 10022			Chairman of the Board of Directors, University of Pittsburgh Medical Center
1945			since 2002; Board of Directors, Shady Side Hospital Foundation since 1977;
Board of Directors, Beckwith Institute for Innovation In Patient Care since 1991;
Member, Advisory Council on Biology and Medicine, Brown University since
2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation)
since 1989; Board of Trustees, Chatham University since 1981; Board of Trustees,
University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since
1977; Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Member of the Board of Directors,
National Retail Properties (REIT) from 2006 to 2007.
Kent Dixon	Director and	Since	Consultant/Investor since 1988.	104 Funds	None
40 East 52nd Street	Member of	2007		101 Portfolios
New York, NY 10022	the Audit
1937	Committee
Frank J. Fabozzi	Director and	Since	Consultant/Editor of The Journal of Portfolio Management since 2006; Professor	104 Funds	None
40 East 52nd Street	Member of	2007	in the Practice of Finance and Becton Fellow, Yale University, School of Manage-	101 Portfolios
New York, NY 10022	the Audit		ment, since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University
1948	Committee		from 1994 to 2006.
Kathleen F. Feldstein	Director	Since	President of Economics Studies, Inc. (private economic consulting firm) since	104 Funds	The McClatchy
40 East 52nd Street		2007	1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee	101 Portfolios	Company
New York, NY 10022			Emeritus thereof since 2008; Member of the Board of Partners Community		(publishing)
1941			Healthcare, Inc. since 2005; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the
Visiting Committee to the Harvard University Art Museum since 2003.
James T. Flynn	Director and	Since	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	104 Funds	None
40 East 52nd Street	Member of	2007		101 Portfolios
New York, NY 10022	the Audit
1939	Committee
Jerrold B. Harris	Director	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment)	104 Funds	BlackRock Kelso
40 East 52nd Street		2007	since 2000.	101 Portfolios	Capital Corp.
New York, NY 10022
1942

ANNUAL REPORT JULY 31, 2009 61

Officers and Directors (continued)
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Non-Interested Directors[1] (concluded)
R. Glenn Hubbard	Director	Since	Dean, Columbia Business School since 2004; Columbia faculty member since	104 Funds	ADP (data and
40 East 52nd Street		2007	1988; Co-Director, Columbia Business School’s Entrepreneurship Program	101 Portfolios	information services),
New York, NY 10022			from 1997 to 2004; Visiting Professor, John F. Kennedy School of Government		KKR Financial
1958			at Harvard University and the Harvard Business School since 1985 and at the		Corporation (finance),
			University of Chicago since 1994; Chairman, U.S. Council of Economic Advisers		Metropolitan Life
			under the President of the United States from 2001 to 2003.		Insurance Company
(insurance)
W. Carl Kester	Director	Since	George Fisher Baker Jr. Professor of Business Administration, Harvard Business	104 Funds	None
40 East 52nd Street	and Member	2007	School; Deputy Dean for Academic Affairs, since 2006; Unit Head, Finance,	101 Portfolios
New York, NY 10022	of the Audit		Harvard Business School, from 2005 to 2006; Senior Associate Dean and
1951	Committee		Chairman of the MBA Program of Harvard Business School, from 1999 to 2005;
Member of the faculty of Harvard Business School since 1981; Independent
Consultant since 1978.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy
MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Funds’ board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock
Funds as follows: G. Nicholas Beckwith, III, 1999; Richard E. Cavanagh, 1994; Kent Dixon, 1988; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005;
James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Directors[3]
Richard S. Davis	President[4]	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street	173 Funds	None
40 East 52nd Street	and	2007	Research & Management Company from 2000 to 2005; Chairman of the Board	283 Portfolios
New York, NY 10022	Director		of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman,
1945			SSR Realty from 2000 to 2004.
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock,	173 Funds	None
40 East 52nd Street		2007	Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC	283 Portfolios
New York, NY 10022			from 1998 to 2007; President of BlackRock Funds and BlackRock Bond
1947			Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
3 Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Funds based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC Securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[4] Fund President for BlackRock MuniYield Insured Investment Fund and BlackRock MuniYield Pennsylvania Insured Fund.

62 ANNUAL REPORT JULY 31, 2009

Officers and Directors (continued)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Funds	Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers[1]
Donald C. Burke	President[2]	Since	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, LP. (“MLIM”)
40 East 52nd Street	and Chief	2007	and Fund Asset Management LP. (“FAM”) in 2006, First Vice President thereof from 1997 to 2005. Treasurer thereof from
New York, NY 10022	Executive		1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	Officer
Anne F. Ackerley	Vice	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009;
40 East 52nd Street	President	2007	Chief Operating Officer of BlackRock’s Account Management Group (AMG) since 2009; Chief Operating Officer of
New York, NY 10022			BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
1962
Neal J. Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
40 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10022	Officer
1966
Jay M. Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
40 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of
New York, NY 10022			MLIM Fund Services Group from 2001 to 2006.
1970
Brian P. Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel
40 East 52nd Street	Compliance	2007	of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.
New York, NY 10022	Officer
1959
Howard B. Surloff	Secretary	Since	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General
40 East 52nd Street		2007	Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10022
1965
[1] Officers of the Funds serve at the pleasure of the Board of Directors.
[2] Fund President for BlackRock MuniHoldings California Insured Fund, Inc., BlackRock MuniHoldings New Jersey Insured Fund, Inc, BlackRock
MuniYield Michigan Insured Fund, Inc. and BlackRock MuniYield New Jersey Insured Fund, Inc.
Further information about the Funds’ Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762

ANNUAL REPORT JULY 31, 2009 63

Officers and Directors (concluded)
Custodians	Transfer Agent	Accounting Agent	Investment Advisor	Legal Counsel	Independent	Address of the Funds
State Street Bank	Common Shares	State Street Bank	BlackRock Advisors, LLC	Skadden, Arps, Slate,	Registered Public	100 Bellevue Parkway
and Trust Company[1]	Computershare Trust	and Trust Company	WIlmington, DE 19809	Meagher & Flom LLP	Accounting Firm	Wilmington, DE 19809
Boston, MA 02101	Company, N.A.[1]	Princeton, NJ 08540		New York, NY 10036	Deloitte & Touche LLP
	Providence, RI 02940				Princeton, NJ 08540
The Bank of	BNY Mellon	Auction Agent	Sub-Advisor
New York Mellon[2]	Shareowner Services[2]	Preferred Shares	BlackRock Investment
New York, NY 10286	Jersey City, NJ 07310	BNY Mellon	Management, LLC
		Shareowner Services	Plainsboro, NJ 08536
Jersey City, NJ 07310

Effective July 31, 2009, Donald C. Burke, President for BlackRock Muniholdings California Insured Fund, Inc., BlackRock
MuniHoldings New Jersey Insured Fund, Inc., BlackRock MuniYield Michigan Insured Fund, Inc. and BlackRock MuniYield
New Jersey Insured Fund, Inc. and Chief Executive Officer of the Funds retired. The Funds’ Boards of Directors wish
Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President for BlackRock Muniholdings California Insured Fund, Inc.,
BlackRock MuniHoldings New Jersey Insured Fund, Inc., BlackRock MuniYield Michigan Insured Fund, Inc. and BlackRock
MuniYield New Jersey Insured Fund, Inc. and Chief Executive Officer of the Funds, and Brendan Kyne became Vice President of the Funds.

1 For BlackRock MuniYield Pennsylvania Insured Fund.
2 For BlackRock MuniHoldings California Insured Fund, Inc., BlackRock MuniHoldings New Jersey Insured Fund, Inc., BlackRock MuniYield Insured Investment Fund, BlackRock MuniYield
Michigan Insured Fund, Inc., and BlackRock MuniYield New Jersey Insured Fund, Inc.

64 ANNUAL REPORT JULY 31, 2009

Additional Information

General Information

The Funds do not make available copies of their Statements of Additional
Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

Other than the revisions discussed in the Board Approvals on page 66, during the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that were not approved by their shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management for the
Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other informa-
tion regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regard-
ing the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-
sites or shareholders can sign up for e-mail notifications of quarterly state-
ments, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us other-
wise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings witht the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, DC. Information on the operation of the Public Reference
Room may be obtained by calling (202) 551-8090. Each Fund’s Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free (800) 441-7762;
(2) at www.blackrock.com; and (3) on the Securities and Exchange
Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
www.blackrock.com or by calling (800) 441-7762 and (2) on the
Securities and Exchange Commission’s website at http://www.sec.gov.

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to its shareholders on a monthly basis. In order to pro-
vide shareholders with a more stable level of dividend distributions, the
Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month.
The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which com-
prises part of the financial information included in this report.

Fund Certification

The Funds are listed for trading on the New York Stock Exchange (“NYSE”)
and have filed with the NYSE their annual chief executive officer certifica-
tion regarding compliance with the NYSE’s listing standards. The Funds filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

ANNUAL REPORT JULY 31, 2009 65

Additional Information (continued)

Board Approvals

On September 12, 2008, the Board of Directors of the Funds voted unani-
mously to change certain investment guidelines of the Funds. Under normal market conditions, the Funds are required to invest at least 80% of their total assets in municipal bonds either (i) insured under an insurance policy purchased by the Funds or (ii) insured under an insurance policy obtained by the issuer of the municipal bond or any other party. Historically, the
Funds have had an additional non-fundamental invest-ment policy limiting its purchase of insured municipal bonds to those bonds insured by insur-
ance providers with claims-paying abilities rated AAA or Aaa at the time of investment.

Following the onset of the credit and liquidity crises currently troubling the financial markets, the applicable rating agencies lowered the claims-
paying ability rating of most of the municipal bond insurance providers below the highest rating category. As a result, the Manager recommended, and the Board approved, an amended policy with respect to the pur-
chase of insured municipal bonds that such bonds must be insured by insurance providers or other entities with claims-paying abilities rated at least investment grade. This investment grade restriction is measured at the time of investment, and the Funds will not be required to dispose of municipal bonds they hold in the event of subsequent downgrades.
The approved changes do not alter the Funds’ investment objectives.

In addition, on September 12, 2008, the Board of Directors of BlackRock
MuniYield Florida Insured Fund voted unanimously to change a non-
fundamental investment policy of the Fund, and to rename the Fund
“BlackRock MuniYield Insured Investment Fund.” The Fund’s previous non-
fundamental investment policy required the Fund, under normal market conditions, to invest at least 80% of its assets in Florida municipal bonds insured by insurers with claims-paying abilities rated AAA at time of invest-
ment. Due to the repeal of the Florida Intangible Personal Property Tax as of
January 2007, the Board has approved an amended policy allowing the

Fund flexibility to invest in municipal obligations regardless of geographic location, as well as revising the policy with respect to the claims-paying ability rating adopted by the Fund. The Fund's new investment policy is, under normal market conditions, to invest at least 80% of its assets in municipal bonds insured by insurers or other entities with claims-paying abilities rated at least investment grade at time of investment. The approved changes will not alter the Fund’s investment objective.

Under current market conditions, the Manager anticipates that it will gradu-
ally reposition the BlackRock MuniYield Insured Investment Fund’s portfolio over time and that during such period, the Fund may continue to hold a substantial portion of its assets in Florida municipal bonds. At this time, it is uncertain how long the repositioning may take, and the Fund will con-
tinue to be subject to risks associated with investing a significant portion of its assets in Florida municipal bonds until the repositioning is complete.

The Manager and the Board believe the amended policies will allow the
Manager to better manage the Funds’ portfolios in the best interests of the
Funds’ shareholders and to better meet the Funds' investment objectives.

Effective September 13, 2008, following approval by the Funds’ Board and the applicable ratings agencies, the Board amended the terms of the
Funds’ Statement of Preferences/Articles of Incorporation in order to allow the Funds to enter into TOB transactions, the proceeds of which were used to redeem a portion of the Funds’ Preferred Shares. Accordingly, the defini-
tion of Inverse Floaters was amended to incorporate the Funds’ permissible ratio of floating rate instruments into inverse floating rate instruments.
Additionally, conforming changes and certain formula modifications con-
cerning inverse floaters were made to the definitions of Moody’s Discount
Factor and S&P Discount Factor, as applicable, to integrate the Funds’
investments in TOBs into applicable calculations.

66 ANNUAL REPORT JULY 31, 2009

Additional Information (concluded)
Section 19 Notices
These amounts and sources of distributions reported are only estimates			changes based on the tax regulations. The Funds will send you a Form
and are not being provided for tax reporting purposes. The actual amounts			1099-DIV each calendar year that will tell you how to report these distribu-
and sources of the amounts for tax reporting purposes will depend upon			tions for federal income tax purposes.
each Fund’s investment experience during the year and may be subject to
		Total Fiscal Year-to-Date				Percentage of Fiscal Year-to-Date
	Cumulative Distributions by Character				Cumulative Distributions by Character
	Net	Net Realized		Total Per	Net	Net Realized		Total Per
	Investment	Capital	Return of	Common	Investment	Capital	Return of	Common
	Income	Gains	Capital	Share	Income	Gains	Capital	Share
MuniYield Insured Investment	$0.675295	—	—	$0.675295	100%	0%	0%	100%
MuniYield New Jersey Insured	$0.668000	$0.017069	—	$0.685069	98%	2%	0%	100%

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and for-
mer fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following informa-
tion is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

ANNUAL REPORT JULY 31, 2009 67

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services
	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock
MuniYield
Pennsylvania	$28,000	$27,100	$3,500	$3,500	$6,100	$6,100	$1,028	$1,049
Insured Fund

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the
Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock MuniYield	$418,128	$415,649
Pennsylvania Insured Fund

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 – Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – The board of directors has delegated the voting of proxies for the
Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the
Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment
Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the
Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the
Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the
Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the
Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal
and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at
http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of July 31,
2009.

(a)(1) The registrant (or “Fund”) is managed by a team of investment professionals comprised of Phillip Soccio, CFA, Director at BlackRock, Theodore R. Jaeckel, Jr.,
CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at
BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments.
Messrs. Soccio, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2008, 2006 and 2006, respectively.

Portfolio Manager		Biography
Phillip Soccio		Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc.
		from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.
Theodore R. Jaeckel, Jr.		Managing Director at BlackRock, Inc. since 2006; Managing Director of
		MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor		Managing Director of BlackRock, Inc. since 2006; Managing Director of
		MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
(a)(2) As of July 31, 2009:
	(ii) Number of Other Accounts Managed			(iii) Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
					Performance-Based
	Other	Other Pooled		Other	Other Pooled
(i) Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies
Walter O’Connor	76	0	0	0	0	0
	$17.7 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel,	76	0	0	0	0	0
	$17.7 Billion	$0	$0	$0	$0	$0
Phillip Soccio	8	0	0	0	0	0
	$1.35 Billion	$0	$0	$0	$0	$0
(iv) Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition,
BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale
BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of July 31, 2009:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within
BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock,

the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.
In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment
Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the
Fund include a combination of market-based indices (e.g. Barclays Capital Municipal Bond
Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.
Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in
BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in
BlackRock, Inc. common stock. Messrs. O’Connor and Jaeckel have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. O’Connor and Jaeckel have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the
BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase
Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The
RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of
$25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – July 31, 2009.

Portfolio Manager	Dollar Range of Equity Securities
Beneficially Owned
Walter O’Connor	None
Theodore R. Jaeckel, Jr.	None
Phillip Soccio	None

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Pennsylvania Insured Fund

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock MuniYield Pennsylvania Insured Fund

Date: September 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Pennsylvania Insured Fund

Date: September 22, 2009

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Pennsylvania Insured Fund

Date: September 22, 2009